UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06114

Cavanal Hill Funds
(Exact name of registrant as specified in charter)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, OH 43219
(Address of principal executive offices) (Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-762-7085

Date of fiscal year end:  8/31

Date of reporting period:  8/31/18

Item 1. Reports to Stockholders.

Annual Report

August 31, 2018

U.S. Treasury Fund
Government Securities Money Market Fund
Limited Duration Fund
Moderate Duration Fund
Bond Fund
Strategic Enhanced Yield Fund
Ultra Short Tax-Free Income Fund
Active Core Fund
Mid Cap Core Equity Fund
Opportunistic Fund
World Energy Fund

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Management Discussion of Fund Performance
4

Statements of Assets and Liabilities
23

Statements of Operations
27

Statements of Changes in Net Assets
31

Schedules of Portfolio Investments
36

Notes to Financial Statements
72

Financial Highlights
82

Report of Independent Registered Public Accounting Firm
102

Appendix
103

Additional Fund Information
104

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to the portfolio securities and information during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-762-7085 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

A complete schedule of each Fund’s portfolio holdings for the first and third fiscal quarter of each fiscal year is filed with the Securities and Exchange Commission on Form N-Q and is available on the Securities and Exchange Commission’s website at http://www.sec.gov. In addition, the schedules may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus or summary prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus or summary prospectus. To obtain a prospectus or summary prospectus, please call 1-800-762-7085. Please read the prospectus carefully before investing.

Cavanal Hill Distributors, Inc., member FINRA, serves as the distributor for the Cavanal Hill Funds.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, BOKF, any of its affiliates or the Distributor. Shares are NOT FDIC INSURED, nor are they insured by any other government agency. An investment in the Funds involves investment risk, including possible loss of principal.

This document may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. Forward-looking statements give our current expectations of forecasts of future events. They include statements regarding our anticipated future operating and financial performance. Although we believe the expectations and statements reflected in these and other forward-looking statements are reasonable, we can give no assurance they will prove to have been correct. They can be affected by inaccurate assumptions, by inaccurate information from third parties, or by known or unknown risks and uncertainties.

Cavanal Hill Money Market Funds (Unaudited)

Investment Risks

You could lose money by investing in the Funds. Although the Funds seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Funds may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Funds’ liquidity falls below required minimums because of market conditions or other factors. An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

Market Conditions

Strong economic growth in the second quarter of 2018 brought trailing 12-month gross domestic product1 growth up to 2.9%, the strongest level since the second quarter of 2015. Year-over-year core Personal Consumption Expenditure Price Index1, the Federal Reserve Board’s (the Fed) preferred inflation gauge, also rose to 2.0% in the second quarter, its highest post-crisis reading and matching the Fed’s inflation mandate. This relatively strong economic growth combined with the increase in inflation caused yields to rise across the board.

The strong growth and inflation figures gave the Fed the green light to continue its rate hike cycle. Accordingly, the Federal Open Market Committee raised the fed funds rate three times in the 12-month period, by 25 basis (0.25%) points each time, bringing the rate to 1.75% - 2.00% by period-end. The Fed’s hiking cycle led to a strong flattening trend in the yield curve.

The Cavanal Hill U.S. Treasury Fund and the Cavanal Hill Government Securities Money Market Fund

The primary theme informing our money market strategy was that we remain in a rising interest rate environment thanks largely to the benign economic backdrop.

Accordingly, we kept maturities in our money market funds relatively short so as to quickly take advantage of interest rate increases as they occurred. In addition, the London Interbank Offered Rate (LIBOR)1 and Treasury bill floating rate securities helped us capture higher rates as they occurred. We extended maturities slightly in a few select Treasury bonds and bills to potentially capture higher yields and to act as a bit of a hedge in case rate increases slowed down.*

One of the greatest challenges facing our market was the fact that Treasury bill and agency discount note rates were very close at times. In fact, Treasury bill yields tended to outperform discount note yields for portions of the year.

The LIBOR benchmark remains a standard benchmark for many floating rate instruments, but it is being phased out over the next few years. Ultimately, it will be replaced by the new Secured Overnight Financing Rate1.

Outlook

Maintaining high-credit-quality and liquidity remain the primary objectives of our money market funds. Investors will likely continue to focus on the Fed and its ongoing efforts to normalize short-term interest rates. We continue to expect additional increases in rates into 2019. Against this backdrop, we will continue to position our portfolios to reflect our view of the upcoming yield environment. We believe our current maturity positioning provides us the flexibility to act quickly when additional rate hikes become imminent, adjusting each Fund’s weighted average maturity as necessary.*

1	Gross Domestic Product (GDP) measures the market value of the goods and services produced by labor and property within the respective country/ economic region. Personal Consumption Expenditure Price Index (PCE) measures the prices paid by consumers for goods and services without the volatility caused by movements in food and energy prices to reveal underlying inflation trends. London Interbank Offered Rate (LIBOR) is a daily reference rate based on the interest rates at which banks borrow unsecured funds from other banks in the London wholesale money market. Secured Overnight Financing Rate is a measure of the cost of borrowing cash overnight collateralized by Treasury securities, the benchmark is fully transaction-based, founded on a robust underlying market–actual transaction level data is provided by Bank of New York Mellon (BNYM) and an affiliate of the Depository Trust & Clearing Corporation, DTCC Solutions LLC.

*	The composition of the Fund’s portfolio is subject to change.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

The Cavanal Hill Limited Duration Fund (Unaudited)

Fund Goal

We pursue a strategy of broad diversification in order to benefit from investments in both corporate and government fixed-income securities as well as mortgage-backed securities (MBS) and asset-backed securities (ABS), with the Fund maintaining a dollar-weighted average duration of no longer than 3.5 years.

For the 12-month period ended August 31, 2018, the Limited Duration Fund A Shares (at NAV) returned 0.13%; Investor Shares returned 0.07%, while the Institutional Shares returned 0.37%. The Fund’s benchmark, the ICE BofA Merrill Lynch 1-5 Year U.S. Corporate/Government Index posted a total return of -0.38%.

The Fund maintained a high-quality portfolio during the year. Exposure to relatively short duration and higher-credit-quality securities benefited performance relative to the Fund’s benchmark during the 12-month period.*

Market Conditions

Strong growth in the second quarter of 2018 brought trailing 12-month gross domestic product1 growth up to 2.9%, the strongest level since the second quarter of 2015. Year-over-year core Personal Consumption Expenditure Index1, the Federal Reserve Board’s (the Fed) preferred inflation gauge, also rose to 2.0% in the second quarter, its highest post-crisis reading and matching the Fed’s inflation mandate. This relatively strong economic growth combined with the increase in inflation caused yields to rise across the board.

The strong growth and inflation figures gave the Fed the green light to continue its rate hike cycle. Accordingly, the Federal Open Market Committee raised the fed funds rate three times in the 12-month period, by 25 basis points (0.25%) each time, bringing the rate to 1.75% - 2.00% by period-end.

The Fed’s hiking cycle led to a strong flattening trend in the yield curve. For the 12-month period ended August 31, 2018, the 2-year Treasury yield rose 128 basis points (1.28%), the 5-year Treasury yield rose 100 basis points (1.00%), 10-year Treasury yields advanced 69 basis points (0.69%), and the 30-year Treasury yield increased 24 basis points (0.24%). The 2-year to 10-year yield spread declined 59 basis points (0.59%) over the year while the 5-year to 30-year spread fell 75 basis points (0.75%) for the period. Both levels are near the lowest yield spreads seen since 2007.

The U.S. dollar was volatile during the year, but its strength in 2018 year to date began to expose cracks in many emerging markets. The Fed’s continued hawkish stance versus other major central banks and the relatively strong performance of the U.S. economy make it difficult to imagine any significant weakness in the U.S. dollar, which opens the door to continued emerging markets weakness.

Strong economic growth, rising inflation, and an aggressive central bank led to weak fixed income returns for the period. The Bloomberg Barclays U.S. Aggregate Bond Index1 returned -1.05% for the 12-month period ended August 31, 2018, the Bloomberg Barclay Intermediate Aggregate Index1 fell 84 basis points (0.84%) for the period, and the ICE BofA Merrill Lynch 1-5 Year U.S. Corporate/ Government Index was down 38 basis points (0.38%).

Fund Strategy

We continued to focus on higher-quality, relatively liquid securities, including Treasury and other government-related securities and agency mortgage-backed securities.*

We maintained modestly short duration versus our benchmark along with a higher-quality bias as we continued to underweight Baa-rated securities. We also remained significantly underweighted in the corporate sector. Maintaining shorter duration and higher quality and being underweight to corporate securities all added to relative performance over the past year as rates rose and corporate bonds underperformed all other sectors except for Treasuries.*

The Fund’s A Shares (at NAV) outperformed its index by 51 basis points (0.51%) for the period. The strong performance was driven largely by the Fund’s shorter duration position and its underweight to the corporate sector. The Fund’s large allocation to the securitized sector (agency and non-agency ABS/ MBS) in the portfolio was beneficial as that sector outperformed the index significantly for the period.*

The largest detractor from absolute performance was the Fund’s allocation to corporate bonds and Treasuries, as both sectors performed poorly during the year. But because we were significantly underweight corporate bonds and modestly underweight duration, we were not hurt by these allocations as much as the indexes.*

As of August 31, 2018, 23.5% of the Fund was invested in U.S. Treasury securities, 43.1% in mortgage securities, 15.8% in corporates, and 11.1% in asset-backed securities. The Fund’s average duration was 2.51 years.*

Outlook

We believe that the shape of the yield curve provides important economic information. The flattening trend has been in place for a year and is classic late-cycle behavior. Late in the economic cycle, it is appropriate to maintain a high-quality bias and sufficient liquidity to take advantage of potential opportunities in lower-rated credit securities.

The Fed has shown little concern with the yield curve and its intention to raise rates twice more this year must be taken at face value. We believe yields in the U.S. are very attractive compared with other developed economies. With the Fed intimating two more hikes this year, in our opinion, the U.S. dollar should be well supported. We believe the strong U.S. dollar combined with weakness in commodities this year should reduce inflationary pressures and provide a strong tailwind to U.S. fixed income assets overall.

Because we believe that we are late in this economic cycle, we plan to maintain a higher-quality bias along with significant liquidity. Yield spreads on corporate bonds have widened, reflecting heightened concerns about credit risk, and we have reduced the size of our underweight, adding names that fit within our higher-quality bias while allowing us to pick up some extra yield. With the market fully pricing in a September 2018 rate hike plus a better than 50/50 chance of a December 2018 hike, we believe market expectations for Fed policy are appropriate. Accordingly, we have reduced our underweight in the two- to five-year maturity bucket.*

1	Gross Domestic Product (GDP) measures the market value of the goods and services produced by labor and property within the respective country/ economic region. Personal Consumption Expenditure Price Index (PCE) measures the prices paid by consumers for goods and services without the volatility caused by movements in food and energy prices to reveal underlying inflation trends. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities. MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The Bloomberg Barclays U.S. Intermediate Aggregate Bond Index represents securities in the intermediate maturity range from one year up to (but not including) 10 years. The securities in the index are SEC registered, taxable, and dollar denominated. The index covers the U.S. investment-grade fixed bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indexes that are calculated and reported on a regular basis. These indexes are unmanaged and do not reflect the fees and expenses associated with a mutual fund. An investor cannot invest directly in an index.

*	The composition of the Fund’s portfolio is subject to change.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

The Cavanal Hill Limited Duration Fund (Unaudited)

Index Description

The performance of the Limited Duration Fund is measured against the ICE BofA Merrill Lynch 1-5 Year U.S. Corporate/Government Index, an unmanaged index that is comprised of investment-grade government and corporate debt securities with maturities between one- and five-years. The index does not reflect the deduction of the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Risks

Fixed income securities are subject to interest rate risks. The principal value of a bond falls when interest rates rise and rise when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. Short-term investment-grade bonds offer less risk and generally a lower rate of return than longer-term higher yielding bonds. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of changing interest rates.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return
For the periods ended 8/31/18	1 Year	5 Year	10 Year
A Shares (at NAV)[1]	0.13%	1.14%	2.42%
A Shares (with 2.00% maximum load)[1]	-1.91%	0.74%	2.21%
Investor Shares	0.07%	1.10%	2.39%
Institutional Shares	0.37%	1.37%	2.66%
ICE BofA Merrill Lynch 1-5 Year U.S. Corporate/Government Index	-0.38%	1.27%	2.24%
Lipper Short Investment Grade Debt Funds Average[2]	0.62%	1.23%	2.14%

Expense Ratio
			Gross
A Shares			0.78%
Investor Shares			0.93%
Institutional Shares			0.68%

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Contractual fee waivers are in effect through December 31, 2018.

The above expense ratios are from the Funds’ prospectus dated December 26, 2017. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2018 can be found in the Financial Highlights.

[1]	Class A Shares are subject to a 1.00% Maximum Deferred Sales Charge on shares purchased without an initial sales charge and redeemed within 12 months of purchase. Performance data does not reflect the Maximum Deferred Sales Charge. If reflected, performance quoted would be lower. This performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior May 2, 2011 for the A Shares. The A Shares began presenting performance linked to the Investor Class in September of 2011. Unlike Institutional Shares, Investor Shares and A Shares bear a 12b-1 fee of 0.25%. Investor Shares and Institutional Shares are subject to a Shareholder Servicing Fee of 0.25%, whereas the Shareholder Servicing Fee for A Shares is 0.10%. As indicated in the table, A Shares are also subject to a sales charge (Load). Each of these differences is reflected in the performance information. Accordingly, had the A Shares of the Fund been offered for periods before May 2, 2011, the performance information would have been different as a result of differing annual operating expenses.

[2]	The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends.

The Cavanal Hill Moderate Duration Fund (Unaudited)

Fund Goal

We pursue a strategy of broad diversification in order to benefit from investments in both corporate and government fixed-income securities as well as mortgage-backed securities (MBS) and asset-backed securities (ABS), with the Fund maintaining a dollar-weighted average duration of no longer than 5 years.

For the 12-month period ended August 31, 2018, the Moderate Duration Fund A Shares (at NAV) returned -0.03%; Investor Shares returned -0.07%, while the Institutional Shares returned 0.22%. The Fund’s benchmark, the Bloomberg Barclays U.S. Intermediate Aggregate Bond Index, showed total return of -0.84%.

The Fund maintained a high-quality portfolio during the year. Exposure to relatively short duration and higher-quality securities benefited performance relative to the Fund’s benchmark during the period.*

Market Conditions

Strong growth in the second quarter of 2018 brought trailing 12-month gross domestic product1 growth up to 2.9%, the strongest level since the second quarter of 2015. Year-over-year core Personal Consumption Expenditure Index1, the Federal Reserve Board’s (the Fed) preferred inflation gauge, also rose to 2.0% in the second quarter, its highest post-crisis reading and matching the Fed’s inflation mandate. This relatively strong economic growth combined with the increase in inflation caused yields to rise across the board.

The strong growth and inflation figures gave the Fed the green light to continue its rate hike cycle. Accordingly, the Federal Open Market Committee raised the fed funds rate three times in the period, by 25 basis points (0.25%) each time, bringing the rate to 1.75% - 2.00% by the 12-month period-end.

The Fed’s hiking cycle led to a strong flattening trend in the yield curve. For the 12-month period ended August 31, 2018, the 2-year Treasury yield rose 128 basis points (1.28%), the 5-year Treasury yield rose 100 basis points (1.00%), 10-year Treasury yields advanced 69 basis points (0.69%), and the 30-year Treasury yield increased 24 basis points (0.24%). The 2-year to 10-year yield spread declined 59 basis points (0.59%) over the year while the 5-year to 30-year spread fell 75 basis points (0.75%) for the period. Both levels are near the lowest yield spreads seen since 2007.

The U.S. dollar was volatile during the year, but its strength in 2018 year to date began to expose cracks in many emerging markets. The Fed’s continued hawkish stance versus other major central banks and the relatively strong performance of the U.S. economy make it difficult to imagine any significant weakness in the U.S. dollar, which opens the door to continued emerging markets weakness.

Strong economic growth, rising inflation, and an aggressive central bank led to weak fixed income returns for the period. The Bloomberg Barclays U.S. Aggregate Bond Index1 returned -1.05% for the 12-month period ended August 31, 2018, the Intermediate Aggregate Index fell 84 basis points (0.84%) for the period, and the ICE BofA Merrill Lynch 1-5 Year Government/Corporate Index1 was down 38 basis points (0.38%).

Fund Strategy

We continued to focus on higher-quality, relatively liquid securities, including Treasury and other government-related securities and agency mortgage-backed securities. We maintained modestly short duration versus our benchmark along with a higher-quality bias as we continued to underweight Baa-rated securities. We also remained significantly underweighted in the corporate sector. Maintaining shorter duration and higher quality and being underweight to corporate securities all added to relative performance over the past year as rates rose and corporate bonds underperformed all other sectors except for Treasuries.*

The Fund’s A Shares (at NAV) outperformed its index by 81 basis points (0.81%) for the period. The strong performance was driven largely by the Fund’s shorter duration position and its underweight to the corporate sector. Our allocation to taxable municipals as a corporate bond proxy in the Fund continued to work well as this sector did not see the spread widening that occurred in corporates during the period.*

The largest detractor from absolute performance was the Fund’s allocation to corporate bonds and Treasuries, as both sectors performed poorly during the year. But because we were significantly underweight corporate bonds and modestly underweight duration, we were not hurt by these allocations as much as the indexes were.*

As of August 31, 2018, 24.8% of the Fund was invested in U.S. Treasury securities, 28.5% in mortgage securities, 8% in agency securities, 20.5% in corporates, 10.2% in taxable municipal bonds, and 4.2% in asset-backed securities. The Fund’s average duration was 3.37 years.*

Outlook

We believe that the shape of the yield curve provides important economic information. The flattening trend has been in place for a year and is classic late-cycle behavior. Late in the economic cycle, it is appropriate to maintain a high-quality bias and sufficient liquidity to take advantage of potential opportunities in lower-rated credit securities.

The Fed has shown little concern with the yield curve and its intention to raise rates twice more this year must be taken at face value. We believe yields in the U.S. are very attractive compared with other developed economies. With the Fed intimating two more hikes this year, the U.S. dollar should be well supported. We believe the strong U.S. dollar combined with weakness in commodities this year should reduce inflationary pressures and provide a strong tailwind to U.S. fixed income assets overall.

Because we believe that we are late in this economic cycle, we plan to maintain a higher-quality bias along with significant liquidity. Yield spreads on corporate bonds have widened, reflecting heightened concerns about credit risk, and we have reduced the size of our underweight, adding names that fit within our higher-quality bias while allowing us to pick up some extra yield. With the market fully pricing in a September 2018 rate hike plus a better than 50/50 chance of a December 2018 hike, we believe market expectations for Fed policy are appropriate. Accordingly, we have reduced our underweight in the two- to five-year maturity bucket.*

1	Gross Domestic Product (GDP) measures the market value of the goods and services produced by labor and property within the respective country/ economic region. Personal Consumption Expenditure Price Index (PCE) measures the prices paid by consumers for goods and services without the volatility caused by movements in food and energy prices to reveal underlying inflation trends. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities. MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The BofA Merrill Lynch 1-5 Year U.S. Corporate/ Government Bond Index measures the performance of investment-grade government and corporate debt securities with maturities between one- and five-years. These indexes are unmanaged and do not reflect the fees and expenses associated with a mutual fund. An investor cannot invest directly in an index.

*	The composition of the Fund’s portfolio is subject to change.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

The Cavanal Hill Moderate Duration Fund (Unaudited)

Index Description

The performance of the Moderate Duration Fund is measured against the Bloomberg Barclays U.S. Intermediate Aggregate Bond Index, an unmanaged index that is representative of investment-grade debt issues with maturities from one year up to (but not including) 10 years. The index does not reflect the deduction of the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Risks

Fixed income securities are subject to interest rate risks. The principal value of a bond falls when interest rates rise and rise when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. Intermediate-term investment-grade bonds offer less risk and generally a lower rate of return than longer-term higher yielding bonds. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of changing interest rates.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return
For the periods ended 8/31/18	1 Year	5 Year	10 Year
A Shares (at NAV)[1]	-0.03%	1.67%	3.83%
A Shares (with 2.00% maximum load)[1]	-2.00%	1.25%	3.62%
Investor Shares	-0.07%	1.63%	3.80%
Institutional Shares	0.22%	1.90%	4.07%
Bloomberg Barclays U.S. Intermediate Aggregate Bond Index	-0.84%	2.00%	3.26%
Lipper Short-Intermediate Investment Grade Debt Funds Average[2]	-0.23%	1.41%	2.90%

Expense Ratio
			Gross
A Shares			0.95%
Investor Shares			1.10%
Institutional Shares			0.85%

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Contractual fee waivers are in effect through December 31, 2018.

The above expense ratios are from the Funds’ prospectus dated December 26, 2017. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2018 can be found in the Financial Highlights.

[1]	Class A Shares are subject to a 1.00% Maximum Deferred Sales Charge on shares purchased without an initial sales charge and redeemed within 12 months of purchase. Performance data does not reflect the Maximum Deferred Sales Charge. If reflected, performance quoted would be lower. This performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior May 2, 2011 for the A Shares. The A Shares began presenting performance linked to the Investor Class in September of 2011. Unlike Institutional Shares, Investor Shares and A Shares bear a 12b-1 fee of 0.25%. Investor Shares and Institutional Shares are subject to a Shareholder Servicing Fee of 0.25%, whereas the Shareholder Servicing Fee for A Shares is 0.10%. As indicated in the table, A Shares are also subject to a sales charge (Load). Each of these differences is reflected in the performance information. Accordingly, had the A Shares of the Fund been offered for periods before May 2, 2011, the performance information would have been different as a result of differing annual operating expenses.

[2]	The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends.

The Cavanal Hill Bond Fund (Unaudited)

Fund Goal

We pursue a strategy of broad diversification in order to benefit from investments in both corporate and government fixed-income securities as well as mortgage-backed securities (MBS) and asset-backed securities (ABS), with the fund maintaining a dollar-weighted average maturity of three years or more, and generally no longer than 10 years.

For the 12-month period ended August 31, 2018, the Bond Fund A Shares (at NAV) returned -1.32%; the Investor Shares returned -1.33%; and the Institutional Shares returned -0.97%. The Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, showed a total return of -1.05%.

The Fund’s A Shares (at NAV) underperformed its index by 27 basis points (0.27%) for the period. The largest detractor from absolute performance was the Fund’s allocation to corporate bonds and Treasuries, as both sectors performed poorly during the year.*

Market Conditions

Strong growth in the second quarter of 2018 brought trailing 12-month gross domestic product1 growth up to 2.9%, the strongest level since the second quarter of 2015. Year-over-year core Personal Consumption Expenditure Index1, the Federal Reserve Board’s (the Fed) preferred inflation gauge, also rose to 2.0% in the second quarter, its highest post-crisis reading and matching the Fed’s inflation mandate. This relatively strong economic growth combined with the increase in inflation caused yields to rise across the board.

The strong growth and inflation figures gave the Fed the green light to continue its rate hike cycle. Accordingly, the Federal Open Market Committee raised the fed funds rate three times in the period, by 25 basis points (0.25%) each time, bringing the rate to 1.75% - 2.00% by the 12-month period-end.

The Fed’s hiking cycle led to a strong flattening trend in the yield curve. For the 12-month period ended August 31, 2018, the 2-year Treasury yield rose 128 basis points (1.28%), the 5-year Treasury yield rose 100 basis points (1.00%), 10-year Treasury yields advanced 69 basis points (0.69%), and the 30-year Treasury yield increased 24 basis points (0.24%). The 2-year to 10-year yield spread declined 59 basis points (0.59%) over the year while the 5-year to 30-year spread fell 75 basis points (0.75%) for the period. Both levels are near the lowest yield spreads seen since 2007.

The U.S. dollar was volatile during the year, but its strength in 2018 year to date began to expose cracks in many emerging markets. The Fed’s continued hawkish stance versus other major central banks and the relatively strong performance of the U.S. economy make it difficult to imagine any significant weakness in the U.S. dollar, which opens the door to continued emerging markets weakness.

Strong economic growth, rising inflation, and an aggressive central bank led to weak fixed income returns for the period. The Bloomberg Barclays U.S. Aggregate Bond Index returned -1.05% for the 12-month period ended August 31, 2018, the Intermediate Aggregate Index1 fell 84 basis points (0.84%) for the period, and the ICE BofA Merrill Lynch 1-5 Year Government/Corporate Index1 was down 38 basis points (0.38%).

Fund Strategy

We continued to focus on higher-quality, relatively liquid securities, including Treasury and other government-related securities and agency mortgage-backed securities.*

We maintained modestly short duration versus our benchmark along with a higher-quality bias as we continued to underweight Baa-rated securities. We also remained significantly underweighted in the corporate sector. Maintaining shorter duration and higher quality and being underweight to corporate securities all added to relative performance over the past year as rates rose and corporate bonds underperformed all other sectors except for Treasuries.*

Our allocation to taxable municipals as a corporate bond proxy in the Fund continued to work well as this sector did not see the spread widening that occurred in corporates during the period.*

The largest detractor from absolute performance was the Fund’s allocation to corporate bonds and Treasuries, as both sectors performed poorly during the year. But because we were significantly underweight corporate bonds and modestly underweight duration, we were not hurt by these allocations as much as the indexes.*

As of August 31, 2018, 31.8% of the Fund was invested in U.S. Treasury securities, 26.4% in mortgage securities, 9.4% in agency securities, 15.1% in corporates, 12.7% in municipal bonds, and 1.6% in asset-backed securities. The Fund’s average maturity was 6.36 years.*

Outlook

We believe that the shape of the yield curve provides important economic information. The flattening trend has been in place for a year and is classic late-cycle behavior. Late in the economic cycle, it is appropriate to maintain a high-quality bias and sufficient liquidity to take advantage of potential opportunities in lower-rated credit securities.

The Fed has shown little concern with the yield curve and its intention to raise rates twice more this year must be taken at face value. We believe yields in the U.S. are very attractive compared with other developed economies. With the Fed intimating two more hikes this year, the U.S. dollar should be well supported. We believe the strong U.S. dollar combined with weakness in commodities this year should reduce inflationary pressures and provide a strong tailwind to U.S. fixed income assets overall.

Because we believe that we are late in this economic cycle, we plan to maintain a higher-quality bias along with significant liquidity. Yield spreads on corporate bonds have widened, reflecting heightened concerns about credit risk, and we have reduced the size of our underweight, adding names that fit within our higher-quality bias while allowing us to pick up some extra yield. With the market fully pricing in a September 2018 rate hike plus a better than 50/50 chance of a December 2018 hike, we believe market expectations for Fed policy are appropriate. Accordingly, we have reduced our underweight in the two- to five-year maturity bucket.*

1	Gross Domestic Product (GDP) measures the market value of the goods and services produced by labor and property within the respective country/ economic region. Personal Consumption Expenditure Price Index (PCE) measures the prices paid by consumers for goods and services without the volatility caused by movements in food and energy prices to reveal underlying inflation trends. The Bloomberg Barclays U.S. Intermediate Aggregate Bond Index that is representative of investment-grade debt issues with maturities from one year up to (but not including) 10 years. The BofA Merrill Lynch 1-5 Year U.S. Corporate/ Government Bond Index measures the performance of investment-grade government and corporate debt securities with maturities between one- and five-years. These indexes are unmanaged and do not reflect the fees and expenses associated with a mutual fund. An investor cannot invest directly in an index.

*	The composition of the Fund’s portfolio is subject to change.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

The Cavanal Hill Bond Fund (Unaudited)

Index Description

The performance of the Bond Fund is measured against the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index that is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of at least one year. The index does not reflect the deduction of the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Risks

Fixed income securities are subject to interest rate risks. The principal value of a bond falls when interest rates rise and rise when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of changing interest rates.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return
For the periods ended 8/31/18	1 Year	5 Year	10 Year
A Shares (at NAV)[1]	-1.32%	1.62%	3.86%
A Shares (with 2.00% maximum load)[1]	-3.24%	1.21%	3.65%
Investor Shares	-1.33%	1.65%	3.86%
Institutional Shares	-0.97%	1.88%	4.10%
Bloomberg Barclays U.S. Aggregate Bond Index	-1.05%	2.49%	3.70%
Lipper Core Bond Funds Average[2]	-1.09%	2.34%	3.77%

Expense Ratio
			Gross
A Shares			0.79%
Investor Shares			0.94%
Institutional Shares			0.69%

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Contractual fee waivers are in effect through December 31, 2018.

The above expense ratios are from the Funds’ prospectus dated December 26, 2017. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2018 can be found in the Financial Highlights.

[1]	Class A Shares are subject to a 1.00% Maximum Deferred Sales Charge on shares purchased without an initial sales charge and redeemed within 12 months of purchase. Performance data does not reflect the Maximum Deferred Sales Charge. If reflected, performance quoted would be lower. This performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to May 2, 2011 for the A Shares. The A Shares began presenting performance linked to the Investor Class in September of 2011. Unlike Institutional Shares, Investor Shares and A Shares bear a 12b-1 fee of 0.25%. Investor Shares and Institutional Shares are subject to a Shareholder Servicing Fee of 0.25%, whereas the Shareholder Servicing Fee for A Shares is 0.10%. As indicated in the table, A Shares are also subject to a sales charge (Load). Each of these differences is reflected in the performance information. Accordingly, had the A Shares of the Fund been offered for periods before May 2, 2011, the performance information would have been different as a result of differing annual operating expenses.

[2]	The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends.

The Cavanal Hill Strategic Enhanced Yield Fund (Unaudited)

Fund Goal

Our Strategic Enhanced Yield Fund is designed to be an opportunistic, multi-sector fixed income investment. The investment team attempts to shift allocations into areas that we believe provide the best risk/reward profiles. The Fund typically has a meaningful allocation to mortgage-backed securities and other securitized products, and the Fund has the freedom to invest in a broad range of credit ratings and durations.

From the inception date of December 26, 2017 to the period ended August 31, 2018, the Strategic Enhanced Yield Fund A Shares (at NAV) returned 1.60%; the Investor Shares returned 2.05%; and the Institutional Shares returned 1.87%. The Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index Index, showed a total return of -0.59%.

The Fund maintained a barbelled allocation during the year with a bias toward longer duration. This approach generally benefited performance as rates rose significantly in the middle of the curve during the period.*

Market Conditions

Strong growth in the second quarter of 2018 brought trailing 12-month gross domestic product1 growth up to 2.9%, the strongest level since the second quarter of 2015. Year-over-year core Personal Consumption Expenditure Index1, the Federal Reserve Board’s (the Fed) preferred inflation gauge, also rose to 2.0% in the second quarter, its highest post-crisis reading and matching the Fed’s inflation mandate. This relatively strong economic growth combined with the increase in inflation caused yields to rise across the board.

The strong growth and inflation figures gave the Fed the green light to continue its rate hike cycle. Accordingly, the Federal Open Market Committee raised the fed funds rate three times in the 12-month period, by 25 basis points (0.25%) each time, bringing the rate to 1.75% - 2.00% by the August 31, 2018 period-end.

The Fed’s hiking cycle led to a strong flattening trend in the yield curve. For the 12-month period ended August 31, 2018, the 2-year Treasury yield rose 128 basis points (1.28%), the 5-year Treasury yield rose 100 basis points (1.00%), 10-year Treasury yields advanced 69 basis points (0.69%), and the 30-year Treasury yield increased 24 basis points (0.24%). The 2-year to 10-year yield spread declined 59 basis points (0.59%) over the year while the 5-year to 30-year spread fell 75 basis points (0.75%) for the period. Both levels are near the lowest yield spreads seen since 2007.

The U.S. dollar was volatile during the year, but its strength in 2018 year to date began to expose cracks in many emerging markets. The Fed’s continued hawkish stance versus other major central banks and the relatively strong performance of the U.S. economy make it difficult to imagine any significant weakness in the U.S. dollar, which opens the door to continued emerging markets weakness.

Strong economic growth, rising inflation, and an aggressive central bank led to weak fixed income returns for the period. The Bloomberg Barclays U.S. Aggregate Bond Index returned -1.05% for the 12-month period ended August 31, 2018, the Intermediate Aggregate Index1 fell 84 basis points (0.84%) for the period, and the ICE BofA Merrill Lynch 1-5 Year Government/Corporate Index1 was down 38 basis points (0.38%).

Fund Strategy

We had a bias toward longer duration during the period, and although rates moved higher, the long bias didn’t particularly hurt. Much of the longer duration came from the Fund’s allocation to the 30-year Treasury, and 30-year rates only rose 28 basis points (0.28%) this year. We maintained the barbelled allocation, which benefited the Fund as rates rose most significantly in the belly of the curve.*

The Fund continued to have a meaningful exposure to non-agency mortgage-backed (MBS) and asset-backed securities (ABS). This segment performed well this year, proving to be relatively immune to the increase in Treasury rates. We maintained a high-quality bias overall. Although we do own high-yield bonds, within that category we stayed at the high end of the spectrum.*

The Fund’s A Shares (at NAV) outperformed its index by 219 basis points (2.19%) since the Fund’s inception date of December 26, 2017 through period end. The relatively strong performance was driven by the portfolio’s large underweight to the corporate sector and by our large overweight to non-agency MBS and ABS.*

The largest detractor from absolute performance was our allocation to Treasuries. However, our underweight versus the index added to our benchmark-relative performance.*

As of August 31, 2018, 30.8% of the Fund was invested in U.S. Treasury securities, 39.8% in mortgage securities, 6.0% in corporates, and 15.8% in asset-backed securities. The Fund’s average maturity was 7.99 years.*

Outlook

We believe that the shape of the yield curve provides important economic information. The flattening trend has been in place for a year and is classic late-cycle behavior. Late in the economic cycle, it is appropriate to maintain a high-quality bias and sufficient liquidity to take advantage of potential opportunities in lower-rated credit securities.

The Fed has shown little concern with the yield curve and its could raise rates twice more this year. We believe yields in the U.S. are very attractive compared with other developed economies. With the Fed intimating two more hikes this year, the U.S. dollar should be well supported. We believe the strong U.S. dollar combined with weakness in commodities this year should reduce inflationary pressures and provide a strong tailwind to U.S. fixed income assets overall.

Because we believe that we are late in this economic cycle, we plan to maintain a higher-quality bias along with significant liquidity. Yield spreads on portions of the corporate market have widened, reflecting heightened concerns about credit risk, and we have reduced the size of our underweight, adding names that fit within our higher-quality bias while allowing us to pick up some extra yield. With the market pricing in a September 2018 rate hike plus a better than 50/50 chance of a December 2018 hike, we believe market expectations for Fed policy are appropriate. Accordingly, we have reduced our underweight in the two- to five-year maturity bucket.*

1	Gross Domestic Product (GDP) measures the market value of the goods and services produced by labor and property within the respective country/ economic region. Personal Consumption Expenditure Price Index (PCE) measures the prices paid by consumers for goods and services without the volatility caused by movements in food and energy prices to reveal underlying inflation trends. The Bloomberg Barclays U.S. Intermediate Aggregate Bond Index that is representative of investment-grade debt issues with maturities from one year up to (but not including) 10 years. The BofA Merrill Lynch 1-5 Year U.S. Corporate/ Government Bond Index measures the performance of investment-grade government and corporate debt securities with maturities between one- and five-years. These indexes are unmanaged and do not reflect the fees and expenses associated with a mutual fund. An investor cannot invest directly in an index.

*	The composition of the Fund’s portfolio is subject to change.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

The Cavanal Hill Strategic Enhanced Yield Fund (Unaudited)

Index Description

The performance of the Strategic Enhanced Yield Fund is measured against the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index that is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of at least one year. The index does not reflect the deduction of the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Risks

Fixed income securities are subject to interest rate risks. The principal value of a bond falls when interest rates rise and rise when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. Short-term investment-grade bonds offer less risk and generally a lower rate of return than longer-term higher yielding bonds. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of changing interest rates. High-yield bonds have a higher risk of default or other adverse credit events, but have the potential to pay higher earnings over investment-grade bonds. The higher risk of default, or the inability of the creditor to repay its debt, is the primary reason for the higher interest rates on high-yield bonds.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Aggregate Total Return
			Since
			Inception
For the periods ended 8/31/18	3 Month	YTD	(12/26/17)
A Shares (at NAV)[1]	0.76%	1.59%	1.60%
A Shares (with 2.00% maximum load)[1]	-1.22%	-0.40%	-0.39%
Investor Shares	0.76%	2.05%	2.05%
Institutional Shares	0.93%	1.76%	1.87%
Bloomberg Barclays U.S. Aggregate Bond Index	0.54%	-0.96%	-0.59%.
Lipper Multi-Sector Income Funds Average[2]	0.67%	-0.26%	-0.26%

Expense Ratio
			Gross
A Shares			2.14%
Investor Shares			2.29%
Institutional Shares			2.04%

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Contractual fee waivers are in effect through December 31, 2018.

The above expense ratios are from the Funds’ prospectus dated December 26, 2017. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2018 can be found in the Financial Highlights.

[1]	Class A Shares are subject to a 1.00% Maximum Deferred Sales Charge on shares purchased without an initial sales charge and redeemed within 12 months of purchase. Performance data does not reflect the Maximum Deferred Sales Charge. If reflected, performance quoted would be lower.

[2]	The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends. Since inception value calculated from December 31, 2017.

The Cavanal Hill Ultra Short Tax-Free Fund (Unaudited)

Fund Goal

The goal of our Ultra Short Tax-Free Income Fund is to generate current income that is exempt from federal income taxes by investing primarily in a diversified portfolio of municipal securities. To pursue its objective, this strategy invests in securities exempt from federal taxes and consists of a mix of Variable Rate Demand Notes (VRDN), which provide daily or weekly liquidity, as well as fixed rate paper; the Fund will have a weighted average maturity of one year or less.

From the inception date of December 26, 2017 to the period ended August 31, 2018, the Ultra Short Tax- Free Fund A Shares (at NAV) returned 0.10%; the Investor Shares returned 0.14%; and the Institutional Shares returned 0.65%. The Fund’s benchmark, the Bloomberg Barclays 1-Year Municipal Bond Index, showed a total return of 1.10%.

The Fund’s slight underperformance relative to the benchmark was due to our shorter duration strategy and to unexpectedly low VRDN rates in February and July.*

Market Conditions

Domestic economic activity has been solid since the inception of the Fund at the end of 2017. Gross domestic product1 grew at an annual pace of 2.2% in the first quarter of 2018 and rose to 4.2% in the second quarter, the highest level since the third quarter of 2014. The employment picture continued its impressive run, as nonfarm payrolls had averaged growth of over 200,000 in 2018 while the unemployment rate fell to 3.8% in May, its lowest level since April 2000. While inflation remained relatively benign, U.S. economic strength enabled the Federal Reserve Board (the Fed) to continue to raise rates at both the March and June Federal Open Market Committee meetings (FOMC). While market participants anticipate a third hike in September, a move in December is less certain.

The short end of the muni market was affected most directly by the Fed’s moves. The best indicator of this is the SIFMA Index1, which is an average of yields on 7-day variable rate demand notes. SIFMA hovered around 1% in February, but closed March at 1.58% and rose to 1.81% in April, the highest level since October 2008, before closing June at 1.51%. After strong demand caused VRDN rates to drop back down below 1% in July, they began to climb again and SIFMA closed the fiscal year at 1.56%.

The best opportunity in the short end of the municipal bond market came in late April/early May as yields hit their high-water mark for the year. This was primarily due to the cyclical supply/ demand imbalance, as many taxpayers use their tax-free money market funds to pay their taxes. The funds liquidate their VRDNs to raise cash to meet the redemptions and the remarketing agents raise rates to entice crossover buyers to help reduce their inventories. As a result, the SIFMA index rose to 1.81% in April and yields on 1-year fixed rate paper hovered around 1.75% for a few weeks in April and May.

Yields in the short end of the muni market fell in July because of an influx of cash via maturities, coupon payments, and calls. The demand far outweighed supply as the cash was deployed. As a result, the SIFMA index hit its lowest level of the year in July at 0.94% and yields on the 1-year fixed rate paper dropped to around 1.40% during the month.

Fund Strategy

The Fund has maintained a mix of VRDNs and fixed-rate paper since its inception. The target maturity range for the fixed-rate pieces was three- to six-months, which proved effective early in the period but held back performance in the summer months as rates fell. Overall, the Fund slightly underperformed the benchmark for the period due to its shorter duration and unexpectedly low VRDN rates during February and July.*

The Fund’s securities holdings rated AAA, AA, and A made up 7.7%, 61.2%, and 11.2% of the portfolio, respectively, as of August 31, 2018. BBB securities made up 1.1% of the portfolio. MIG1 securities made up 4.1% of the portfolio. SP-1+ securities made up 3.3% of the portfolio. Non-rated securities comprised 11.4% of the portfolio.*,**

Outlook

The Fed has reiterated its stance to continue to raise rates and market participants are anticipating a hike at the September FOMC meeting. An additional move in December is still uncertain, but the Fed’s “dot plots” indicate the tightening cycle will be maintained into 2019. The short end of the muni market should move higher in conjunction with U.S. Treasury yields.

The Fund will continue to look for opportunities in the fixed rate market and extend the average maturity when they arise. In addition, a core holding of VRDNs will capture Fed rate hikes.*

1	Gross Domestic Product (GDP) measures the market value of the goods and services produced by labor and property within the respective country/ economic region. Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index, produced by Municipal Market Data (MMD), is a 7-day high-grade market index comprised of tax-exempt variable rated demand obligations (VRDO’s) from MMD’s extensive database. SIFMA is a leading securities industry trade group representing securities firms, banks, and asset management companies in the U.S. and Hong Kong.

*	The composition of the Fund’s portfolio is subject to change.

**	The credit-quality ratings are derived from the underlying securities of the portfolio, and are rated by Moody’s. If a rating from Moody’s is unavailable, S&P’s rating is used. If neither Moody’s nor S&P ratings are available, Fitch’s rating is used.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

The Cavanal Hill Ultra Short Tax-Free Fund (Unaudited)

Index Description

The performance of the Ultra Short Tax-Free Fund is measured against the Bloomberg Barclays 1-Year Municipal Bond Index, an unmanaged index that includes bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least $50 million, have an amount outstanding of at least $5 million, and have maturities of 1 to 2 years. The index does not reflect the deduction of the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Risks

Fixed income securities are subject to interest rate risks. The principal value of a bond falls when interest rates rise and rise when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. Short-term investment-grade bonds offer less risk and generally a lower rate of return than longer-term higher yielding bonds. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of changing interest rates. The Fund’s income may be subject to certain state and local taxes and, depending on one’s tax status, to the federal alternative minimum tax.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Aggregate Total Return
			Since
			Inception
For the periods ended 8/31/18	3 Month	YTD	(12/26/17)
A Shares (at NAV)[1]	0.10%	0.10%	0.10%
A Shares (with 1.00% maximum load)[1]	-0.89%	-0.89%	-0.89%
Investor Shares	0.09%	0.14%	0.14%
Institutional Shares	0.25%	0.62%	0.65%
Bloomberg Barclays 1-Year Municipal Bond Index	0.52%	1.14%	1.10%
Lipper Short Municipal Debt Funds Average[2]	0.47%	0.79%	0.79%

Expense Ratio
			Gross
A Shares			1.79%
Investor Shares			1.94%
Institutional Shares			1.69%

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Contractual fee waivers are in effect through December 31, 2018.

The above expense ratios are from the Funds’ prospectus dated December 26, 2017. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2018 can be found in the Financial Highlights.

[1]	Class A Shares are subject to a 1.00% Maximum Deferred Sales Charge on shares purchased without an initial sales charge and redeemed within 12 months of purchase. Performance data does not reflect the Maximum Deferred Sales Charge. If reflected, performance quoted would be lower.

[2]	The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends. Since inception value calculated from December 31, 2017.

The Cavanal Hill Active Core Fund (Unaudited)

Fund Goal

We seek to construct a balanced portfolio of equities and bonds that is broadly diversified to attempt to control risk. Our diversification strategy is multi-dimensional across stock and bond asset classes, growth and value styles, and small capitalization and large capitalization stocks.

For the 12-month period ended August 31, 2018, the Active Core Fund A Shares (at NAV) posted a total return of 8.41%; the C Shares returned 7.70%; the Investor Shares returned 8.46%, and the Institutional Shares returned 8.70%. The Fund’s benchmarks, the Russell 1000® Index and the Bloomberg Barclays U.S. Aggregate Bond Index, returned 19.82% and -1.05%, respectively.

Market Conditions

Economic growth picked up in late 2017 and ran at a faster pace well into 2018. U.S. federal tax reform helped increase company spending and put upward pressure on wages and hiring. The Federal Reserve Board (the Fed) grew more comfortable raising interest rates over the past year, which supported a stronger dollar. Both factors led to increased market volatility and were compounded by trade and tariff disputes. Oil prices rose, boosting the energy sector while the technology and consumer discretionary sectors led the market over the past year.

Concerns over trade and tariff issues weighed on markets in a variety of ways. Technology companies were worried about the availability and cost of imports and exports from China. Tariffs on certain U.S. crops had an adverse impact on food companies. Additionally, disputes with Mexico, Canada, and China weighed on U.S. automotive companies and their suppliers.

After lagging for years, small-cap stocks bounced back over the past year and led mid- and large-cap stocks. The other source of strong performance was among mega-cap growth stocks, particularly technology and consumer discretionary giants like Netflix and Amazon. Elsewhere, returns were more muted. The energy sector provided another opportunity as oil prices increased. Small-cap energy companies did especially well.

Fund Strategy

We maintained a diversified portfolio, continuing to emphasize equities, which made up approximately 50.4% of the Fund’s portfolio at the end of the 12-month period, compared with 47.6% at the end of August 2017. Fixed-income securities represented approximately 40.6% of the portfolio, compared with 40.9% at the end of August 2017. The rest of the Fund was in cash and mutual funds.*

Within the equity portfolio, we continued to invest in a variety of domestic U.S. and international stocks, including developed and emerging market stocks, all of which posted strong performance overall for the period. Within the U.S. market, small-cap stocks outperformed mid-cap and large-cap stocks, and growth stocks continued to significantly outperform value stocks. The Russell 3000® Growth Index1 rose 27.50% versus the 13.04% gain for the Russell 3000® Value Index1.*

We maintained broad style exposure, investing in large- and mid-cap stocks within the core value and growth styles. We also held a modest allocation to non-U.S. stocks.*

Within fixed income, we continued to focus on higher-quality, relatively liquid securities, including Treasury and other government-related securities and agency mortgage-backed securities. We maintained modestly short duration versus our benchmark along with a higher-quality bias as we continued to underweight Baa-rated securities. We also remained significantly underweighted in the corporate sector. Maintaining shorter duration and higher quality and being underweight to corporate securities all added to relative performance over the past year as rates rose and corporate bonds underperformed all other sectors except for Treasuries.*

The largest detractor from absolute performance within fixed income was our allocation to corporate bonds and Treasuries, as both sectors performed poorly. But because we were significantly underweight corporate bonds and modestly underweight duration, we were not hurt by these allocations as much as the indexes.*

Outlook

The macroeconomic backdrop is still strong and the job market has tightened. We believe that left to its own devices, the U.S. economy should continue to run smoothly over the next six months. There are some potential risks that the Fed may raise rates too quickly but a greater challenge relates to disagreements over trade and tariffs. Companies are already mentioning negative impacts in their forward guidance. If this problem isn’t resolved or, worse, if it continues to grow, then the resulting uncertainty could put downward pressure on markets, making it harder for companies to make long-term plans.

Despite this accommodative environment, we are wary of the impact that the ongoing trade disputes may have on U.S. markets. For now, we are trying to find the right balance of cyclical themes that would benefit from a continued expansion combined with high quality, profitable companies that could hedge against market stress. We expect that higher volatility will continue over the medium term, and we are trying to position the portfolio to take advantage of shifting dynamics.

The flattening yield curve has been in place for a year and is classic late-economic cycle behavior. We believe this calls for a high-quality bias within fixed income assets and plenty of liquidity. The Fed has intimated to raise rates twice more this year, keeping U.S. yields highly attractive relative to other developed economies and providing strong support for the U.S. dollar. We believe the strong U.S. dollar and weakness in commodities should reduce inflationary pressures and provide a strong tailwind to U.S. fixed income assets. With the market fully pricing in a September 2018 rate hike plus a better than 50/50 chance of a December 2018 hike, we have reduced our underweight in the two- to five-year maturity bucket.*

1	Russell 3000® Growth Index is a market capitalization weighted index based on the Russell 3000 Index. Russell 3000® Growth Index includes companies that display signs of above average growth, exhibit higher price-to-book, and forecasted earnings. The Russell 3000® Value Index is a market-capitalization weighted equity index maintained by the Russell Investment Group and based on the Russell 3000® Index, included in the index are stocks from the Russell 3000 Index with lower price-to-book ratios and lower expected growth rates. These indexes are unmanaged and do not reflect the fees and expenses associated with a mutual fund. An investor cannot invest directly in an index.

*	The composition of the Fund’s portfolio is subject to change.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

The Cavanal Hill Active Core Fund (Unaudited)

Index Description

The performance of the Active Core Fund is measured against the Russell 1000® Index and the Bloomberg Barclays U.S. Aggregate Bond Index. The Russell 1000® Index, which measures the performance of the large-cap segment of the U.S. equity universe, is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the Russell 3000® Index. The Bloomberg Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of at least one year. These indexes are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Risks

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. Fixed income securities are subject to interest rate risks. The principal value of a bond falls when interest rates rise and rise when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. The Fund invests in foreign and emerging market securities, which involves certain risks such as currency volatility, political and social instability, and reduced market liquidity. Mid- and small-cap companies may be more vulnerable to adverse business or economic developments. Because an ETF charges its own fees and expenses, Fund shareholders will indirectly bear these costs. The use of leverage in an ETF can magnify any price movements, resulting in high volatility. An inverse ETF seeks to provide returns that are the opposite of the underlying referenced financial asset, index, or commodity’s returns. Exposure to commodities may subject the Fund to greater volatility than investments in traditional securities.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return
For the periods ended 8/31/18	1 Year	5 Year	10 Year
A Shares (at NAV)[1]	8.41%	7.24%	6.63%
A Shares (with 2.00% maximum load)[1]	6.23%	6.81%	6.42%
C Shares[1]	7.70%	6.69%	6.36%
Investor Shares	8.46%	7.32%	6.67%
Institutional Shares	8.70%	7.53%	6.91%
Russell 1000® Index	19.82%	14.36%	10.93%
Bloomberg Barclays U.S. Aggregate Bond Index	-1.05%	2.49%	3.70%
Lipper Mixed-Asset Target Allocation Moderate Funds Average[2]	6.50%	6.48%	5.95%

Expense Ratio
			Gross
A Shares			1.13%
C Shares			2.03%
Investor Shares			1.28%
Institutional Shares			1.03%

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Contractual fee waivers are in effect through December 31, 2018.

The above expense ratios are from the Funds’ prospectus dated December 26, 2017. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2018 can be found in the Financial Highlights.

[1]	Class A Shares and C Shares are subject to a 1.00% Maximum Deferred Sales Charge on shares purchased without an initial sales charge and redeemed within 12 months of purchase. Performance data does not reflect the Maximum Deferred Sales Charge. If reflected, performance quoted would be lower. Class A Shares and Class C Shares performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior May 2, 2011 and December 31, 2014, respectively. The A Shares and C Shares began presenting performance linked to the Investor Class in September of 2011 and since inception, respectively. Unlike Institutional Shares, Investor Shares and A Shares bear a 12b-1 fee of 0.25%, and C Shares bear a 12b-1 fee of 1.00%. Investor Shares, Institutional Shares and C Shares are subject to a Shareholder Servicing Fee of 0.25%, whereas the Shareholder Servicing Fee for A Shares is 0.10%. As indicated in the table, A Shares are also subject to a sales charge (Load). Each of these differences are reflected in the performance information. Accordingly, had A Shares and C Shares of the Fund been offered for periods May 2, 2011 and December 31, 2014, respectively, the performance information would have been different as a result of differing annual operating expenses.

[2]	The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends.

The Cavanal Hill Mid Cap Core Equity Fund (Unaudited)

Fund Goal

We seek to provide total return, net of taxes, by investing at least 80% of net assets in a diversified portfolio of common stocks of mid-cap U.S. companies. The Fund defines Mid Cap securities as those that are included in the Russell MidCap® Index at the time of purchase.

For the 12-month period ended August 31, 2018, the Mid Cap Core Equity Fund’s A Shares (at NAV) posted a total return of 15.68%; the C Shares returned 13.62%; the Investor Shares returned 15.67% and the Institutional Shares posted a total return of 15.97%. The Fund’s benchmark, the Russell MidCap® Index returned 17.89%.

Markets were strong over this period so any cash holdings were a drag on performance. In terms of specific stocks and sectors, homebuilders and retail/apparel stocks were the primary reason for the Fund’s relative underperformance.*

Market Conditions

Economic growth picked up in late 2017 and ran at a faster pace well into 2018. U.S. federal tax reform helped increase company spending and put upward pressure on wages and hiring. The Federal Reserve Board (the Fed) grew more comfortable raising interest rates over the past year, which supported a stronger dollar. Both factors led to increased market volatility and were compounded by trade and tariff disputes. Oil prices rose, boosting the energy sector while the technology and consumer discretionary sectors led the market over the past year.

Concerns over trade and tariff issues weighed on markets in a variety of ways. Technology companies were worried about the availability and cost of imports and exports from China. Tariffs on certain U.S. crops had an adverse impact on food companies. Additionally, disputes with Mexico, Canada, and China weighed on U.S. automotive companies and their suppliers.

After lagging for years, small-cap stocks bounced back over the past year and led mid- and large-cap stocks. The other source of strong performance was among mega-cap growth stocks, particularly technology and consumer discretionary giants like Netflix and Amazon. Elsewhere, returns were more muted. The energy sector provided another opportunity as oil prices increased. Small-cap energy companies did especially well.

Within equity markets, strength came from varied segments. While growth dominated, the standout performance came from mega-cap stocks as well as small caps. Further, the past year saw a dramatic amount of return dispersion between sectors. While large-cap technology stocks were up more than 30% overall, consumer staples declined more than 2.5%. In this environment, large sector bets, right or wrong, had a major effect on performance.*

Mega-cap technology stocks represented by Facebook-Amazon-Netflix-Google (FANG) were favored by investors for most of the year simply because of their unchecked growth potential and relatively low leverage on their balance sheets. This shifted somewhat late in the period because of data and privacy concerns, trade issues, and concerns over increased government intervention and regulation. Still, this group did very well over the past year. Small caps also had a nice run. Tax reform gave them a boost along with talks of trade restrictions and tariffs, which benefited small caps as they are more domestically focused. Likewise, higher oil prices and U.S. dollar strength were a boon for them.

Fund Strategy

The Fund’s investment process is centered on evaluating fundamental factors that, in the past, have shown the ability to identify stocks that subsequently outperform. This process includes appraising each factor’s influence, the correlations between factors, and the implied risk-reward tradeoff. This information is combined to create a relative ranking of stocks with the expectation that higher-ranked stocks will outperform lower-ranked stocks.*

Our approach was to increase exposure to sectors that we believed would benefit from increased economic activity and avoid higher-yielding sectors that could be hurt by rising interest rates. From a market cap perspective, we ended the period relatively in line with the benchmark. While our sector allocations detracted from performance, with too much exposure to materials and not enough in energy, we benefited from stock picking in the industrial, energy, and financial sectors. In contrast, we struggled in consumer discretionary as retail and apparel stocks suffered from competition with Amazon. Performance along most dimensions was roughly in line with the benchmark except for stock selection within consumer discretionary.*

Underweights to utilities and real estate had the most positive influence in terms of sector allocation. These high-yield areas were hurt by the Fed raising rates. The most significant single-stock performance came from energy firms that benefited from higher oil prices, including PBF Energy, Marathon Oil, and Marathon Petroleum.*

On the flip side, an underweight to energy and an overweight to materials had the greatest negative impact. Individually, homebuilder stocks were the largest drag on performance. Even though the U.S. is low on housing supply, rising interest rates and shifting cultural norms have led to diminished housing starts. This drove down the stock prices of homebuilders NVR, PulteGroup, and D.R. Horton. Retailers Foot Locker, Ross Stores, and Ulta Beauty also struggled.*

Outlook

The macroeconomic backdrop is still strong and the job market has tightened. We believe that left to its own devices, the U.S. economy should continue to run smoothly over the next six months. There are some potential risks that the Fed may raise rates too quickly but a greater challenge relates to disagreements over trade and tariffs. Companies are already mentioning negative impacts in their forward guidance. If this problem isn’t resolved or, worse, if it continues to grow, then the resulting uncertainty could put downward pressure on markets, making it harder for companies to make long-term plans.

Despite the accommodative macroeconomic backdrop, we are wary of the impact that the ongoing trade disputes may have on U.S. markets. For now, we are trying to find the right balance of cyclical themes that would benefit from a continued expansion combined with high quality, profitable companies that could hedge against market stress. We expect that higher volatility will continue over the medium term, and we are trying to position the portfolio to take advantage of shifting dynamics. months.

*	The composition of the Fund’s portfolio is subject to change. Please refer to the Fund’s Schedule of Portfolio Investments for additional information regarding specific holdings.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

The Cavanal Hill Mid Cap Core Equity Fund (Unaudited)

Index Description

The performance of the Mid Cap Core Equity Fund is measured against the Russell Midcap® Index, which tracks the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 27% of the total market capitalization of the Russell 1000 companies. The index is unmanaged and does not reflect the deduction of the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investor cannot invest directly in an index.

Investment Risks

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The value of the Fund’s investments may decline due to an increase in interest rates. In general, the longer a security’s maturity, the greater the interest rate risk. The Fund’s yield may decrease due to a decline in interest rates. International investing involves increased risk and volatility. Mid- and small-cap companies may be more vulnerable to adverse business or economic developments.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return
		Since
		Inception
For the periods ended 8/31/18	1 Year	(12/30/16)
A Shares (at NAV)[1]	15.68%	11.65%
A Shares (with 2.00% maximum load)[1]	13.39%	10.34%
C Shares[1]	13.62%	9.75%
Investor Shares	15.67%	11.61%
Institutional Shares	15.97%	11.78%
Russell MidCap® Index	17.89%	16.06%
Lipper Mid-Cap Core Funds Average[2]	15.83%	13.16%

Expense Ratio
		Gross
A Shares		9.75%
C Shares		10.65%
Investor Shares		9.90%
Institutional Shares		9.65%

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Contractual fee waivers are in effect through December 31, 2018.

The above expense ratios are from the Funds’ prospectus dated December 26, 2017. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2018 can be found in the Financial Highlights.

[1]	Class A Shares and C Shares are subject to a 1.00% Maximum Deferred Sales Charge on shares purchased without an initial sales charge and redeemed within 12 months of purchase. Performance data does not reflect the Maximum Deferred Sales Charge. If reflected, performance quoted would be lower.

[2]	The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends.

The Cavanal Hill Opportunistic Fund (Unaudited)

Fund Goal

We pursue positive investment returns by opportunistically investing in equities, real estate investment trusts (REITs), fixed income securities, preferred stocks, ETFs (exchange traded funds, which may include leveraged and inverse ETFs), options, commodities, and money market funds. The Fund’s management team will consider all asset classes and may invest in domestic as well as international securities. The team pursues investment opportunities with the most attractive risk/return profiles.

For the 12-month period ended August 31, 2018, the Opportunistic Fund’s A Shares (at NAV) returned 9.09%; the C Shares returned 8.22%; the Investor Shares returned 9.08%, and the Institutional Shares returned 9.45%. The Fund’s benchmarks, the S&P 500 Index and the HFRX Equity Hedge Index, posted total returns of 19.66% and 5.36%, respectively.

Market Conditions

The financial markets were boosted overall by fiscal policy initiatives, such as tax reform and lower regulation, that generated earnings acceleration for a large swath of the economy. However, concerns regarding Federal Reserve Board’s (the Fed) interest rate hikes as well as trade and tariff issues led to rising volatility.

Fund Strategy

We believe attractive investment opportunities often arise from situations in which Wall Street research is either non-existent or inadequate. We rely on our bottom-up research to determine whether these securities offer attractive investment opportunities and we adjust the Fund’s level of exposure to risk assets accordingly, which can result in significant fluctuations of the Fund’s net risk exposure over time.*

We may use ETFs to hedge the Fund’s long positions, and we may use options on indices or ETFs to hedge a portion of the portfolio. When opportunities are scarce, we may also raise cash to lower our net exposure to the market. We track and modulate the Fund’s stock market exposure based on our view of market conditions and investment opportunities.*

The Fund employed a number of broad tactical themes including opportunities generated from hurricanes Harvey, Irma, and Maria. These storms created demand for portions of the economy including building products, waste management, and engineering and construction industries. Our investments in companies benefiting from rebuilding activities following the hurricanes significantly added to performance over the fiscal year.*

The Fund invests in a variety of styles, from high growth to deep value. The disparity in performance between growth and value this year had a mixed impact on our performance. The Fund typically has a large exposure to mid- and small-cap firms; these benefited more from tax reform than multinational corporations. Small caps in general outperformed the broader equity market. However, for much of the year, growth outperformed value, resulting in some of our value-focused ideas detracting from performance relative to the S&P 500.*

The Fund outperformed the HFRX Equity Hedge Index for the fiscal year with security selection providing most of the outperformance. Strong returns were generated from our investment in biopharmaceutical companies whose therapies for rare diseases are insulated from pricing pressure. Exposure to engineering and construction firms added to performance as those companies benefited from increased infrastructure spending and weather-related re-construction. Industrial holdings within the waste management industry also contributed to outperformance. We tactically increased risk exposure in health care holdings that were immune to geopolitical noise and the uncertain political environment that caused uncertainty in other economic sectors.*

A leading energy-from-waste company was a major contributor due to international growth prospects and a high, sustainable dividend payout. Similarly, a Southeastern U.S. solid waste operator profited from a strong regional economy. A biopharmaceutical firm with several promising gene therapy programs also was a top performer. Additionally, this company recently hired a CEO who is well regarded within the industry.*

Fixed income exposure moderated overall performance due to a rise in short-term interest rates. Although this allocation was attractive relative to holding cash, in an environment of higher equity markets it detracted from relative performance.*

A few building products stocks exposed to residential construction, with footprints in hurricane-affected markets including Texas, Louisiana, and Florida, disappointed. Despite strong demand, these firms struggled with cost control; as such, their earnings fell short of expectations and we sold the positions.*

Outlook

U.S. corporate earnings growth and economic growth have benefited from a more globally competitive statutory tax rate and regulatory relief. U.S. equity markets are on the cusp of the longest bull market on record; with increased capital spending incented by tax reform, they will likely set a new record this year. With the economy very close to full employment, the likelihood is rising that accelerating wage growth will lead to higher interest rates though numerous economic indicators suggest minimal near-term risk of a recession.

The Fed has raised short-term rates twice already this year and is essentially at its 2% neutral target. However, there has been increased discussion recently of further rate increases to dispel the potential for inflation to overshoot. Historically, aggressive central bank tightening is the primary factor leading to the end of an equity bull market. Geopolitical risk remains a concern within the context of a potential trade war. We believe the Trump administration’s unorthodox and unpredictable tactics may also increase the required risk premium for equity markets.

Uncertainty over the outcome of the approaching mid-term Congressional elections in the U.S. suggests limited market upside; equity market multiples may see continued pressure in the near term.

As noted, the healthy U.S. economy gives investors reason to favor equities over other assets. The outcome of the November elections will help determine the Fund’s broader asset allocation, sector, and individual security decisions. Until then, the Fund continues to seek value in merger arbitrage stocks, initial public offerings, and small-cap stocks. The Fund also continues to favor technology stocks that provide outsized growth related to demand for security, automation, and the Internet of Things.*

*	The composition of the Fund’s portfolio is subject to change.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

The Cavanal Hill Opportunistic Fund (Unaudited)

Index Description

The performance of the Opportunistic Fund is measured against the S&P 500 Index and the HFRX Equity Hedge Index. The S&P 500 is regarded as a gauge of the U.S. equities market, this index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The Hedge Fund Research, Inc. (HFR) utilizes a UCITSIII compliant methodology to construct the HFRX Hedge Fund Indices. The methodology is based on defined and predetermined rules and objective criteria to select and rebalance components to maximize representation of the Hedge Fund Universe. HFRX Indices utilize state-of-the-art quantitative techniques and analysis; multi-level screening, cluster analysis, Monte-Carlo simulations and optimization techniques ensure that each Index is a pure representation of its corresponding investment focus. These indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Risks

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. Investments in the Fund are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk. Fixed income securities are subject to interest rate risks. The principal value of a bond falls when interest rates rise and rise when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. International investing involves increased risk and volatility. Mid- and small-cap companies may be more vulnerable to adverse business or economic developments. The ETFs in which the Funds invest are subject to the risks applicable to the types of securities and investments used by the ETFs. Because an ETF charges its own fees and expenses, Fund shareholders will indirectly bear these costs. The use of leverage in an ETF can magnify any price movements, resulting in high volatility. An inverse ETF seeks to provide returns that are the opposite of the underlying referenced financial asset, index, or commodity’s returns. Exposure to commodities may subject the Fund to greater volatility than investments in traditional securities.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return
			Since
			Inception
For the periods ended 8/31/18	1 Year	5 Year	(9/1/11)
A Shares (at NAV)[1]	9.09%	7.05%	9.57%
A Shares (with 2.00% maximum load)[1]	6.88%	6.63%	9.26%
C Shares[1]	8.22%	6.46%	9.10%
Investor Shares	9.08%	7.03%	9.52%
Institutional Shares	9.45%	7.35%	9.86%
S&P 500 Index	19.66%	14.52%	15.81%
HFRX Equity Hedge Index	5.36%	3.01%	2.76%
Lipper Absolute Return Funds Average[2]	2.17%	2.73%	2.23%

Expense Ratio
			Gross
A Shares			1.74%
C Shares			2.64%
Investor Shares			1.89%
Institutional Shares			1.64%

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Contractual fee waivers are in effect through December 31, 2018.

The above expense ratios are from the Funds’ prospectus dated December 26, 2017. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2018 can be found in the Financial Highlights.

Certain returns shown include monies received by the Fund in respect to one-time class action settlements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Fund not received the payments.

[1]	Class A Shares and C Shares are subject to a 1.00% Maximum Deferred Sales Charge on shares purchased without an initial sales charge and redeemed within 12 months of purchase. Performance data does not reflect the Maximum Deferred Sales Charge. If reflected, performance quoted would be lower. Class C Shares performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to December 31, 2014. Unlike Investor Shares, which bear a 12b-1 fee of 0.25%, C Shares bear a 12b-1 fee of 1.00%. This difference is reflected in the performance information. Accordingly, had the C Shares of the Fund been offered for periods prior to December 31, 2014, the performance information would have been different as a result of differing annual operating expenses.

[2]	The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends. Since inception value calculated from August 31, 2011.

The Cavanal Hill World Energy Fund (Unaudited)

Fund Goal

We seek to provide growth and income by primarily investing net assets in a wide range of energy related financial instruments issued in the U.S. and markets around the world. Investments typically include a combination of common stock, bonds and exchange traded funds (“ETFs”) but may also include other asset types that are related to energy industry activities. The team pursues investment opportunities with attractive risk/return profiles.

Ability to invest in any proportion

0 to 100% Equity

0 to 100% Fixed Income

0 to 25% Master Limited Partnership

For the 12-month period ended August 31, 2018, the World Energy Fund’s A Shares (at NAV) posted a total return of 18.37%; the C Shares returned 17.51%; the Investor Shares returned 18.27% and the Institutional Shares posted a total return of 18.71%. The Fund’s benchmarks, the S&P 500 Index and the MSCI World Energy Index returned 19.66% and 22.17% respectively.

The Fund’s underperformance relative to the MSCI World Energy Index was due to our investment in fixed income assets, our allocation to alternative energy, which underperformed the benchmark, and to weakness in midstream holdings and oilfield services stocks.*

The Fund trailed the two major U.S. energy stock benchmarks, the large-cap Russell 1000® Energy Index1, which returned 23.59%, and the small-cap Russell 2000® Energy Index1, which gained 32.76%.

Oil Market Backdrop

The oil market has been undersupplied since production cuts announced by OPEC2 and Russia in November 2016 took effect in 2017. Oil that had been added to global supply by Iran after sanctions against that country were lifted is starting to be removed from the market as U.S. sanctions are being re-applied. This has compounded the market undersupply. Additionally, Venezuelan oil production has declined from about 2 million barrels a day to just 1.4 million barrels as the country has descended into chaos.

Year on year, U.S. oil production has grown by 1 million barrels per day, but that volume has not been sufficient to fully offset global demand growth. Further U.S. production growth is likely to disappoint expectations as inadequate pipeline capacity, particularly in the Permian basin, creates a U.S. production bottleneck.

As a result, oil inventories have been drawing down, causing crude oil prices to rise. The prices of a barrel of West Texas Intermediate (WTI) crude oil and Brent crude have both risen by nearly 48% for the year ended August 31, 2018. In contrast, global energy stocks rose by just over 22% as reflected by the 22.17% return of the MSCI World Energy Index.

Fund Strategy

The Fund has the flexibility to invest in a variety of instruments, including common stocks, fixed income securities, and master limited partnerships. We allocate the Fund’s assets according to what we believe are the best opportunities based on our view of commodity prices and the relative attractiveness of the energy sector’s various subsectors.*

We are aggressively positioned in the Fund, with only 7% allocated to fixed income assets and cash, and alternative energy representing about 12% of Fund assets. As of fiscal year end, we are overweight offshore and international services as we tactically increased our exposure to Brent crude oil prices with positive expectations for a rebound in international markets late in 2018 and 2019.*

We continue to be overweight exploration and production companies with a focus away from the Permian basin and more on Brent-exposed markets. We are also overweight global drilling company stocks as we see high demand for high-spec rigs to support increased U.S. pad drilling activity. The Fund was underweight integrated oil and refining companies as we saw greater opportunities elsewhere.*

Our overweight to alternative energy was a drag on performance but we continue to believe alternative energy has a significant role to play in the future growth of energy supply. We remain focused on wind power and the electric vehicle supply chain. Other detractors included several midstream holdings despite increased demand for midstream services. Performance was also held back by weakness in oilfield service stocks including offshore and onshore drillers and diversified service companies.*

Our exploration and production companies performed strongly as a group over the past year. Fundamental returns on newly drilled wells are exceeding expectations in many cases as productivity in the U.S. shale continues to improve. In our stock selection, we focused on companies with management compensation plans aligned with shareholder returns, and that focus has yielded positive results as many of these stocks outperformed their peers.*

Outlook

Looking ahead toward fiscal year 2019, we believe oil prices are likely to remain at or above current levels. Narrowing our focus, however, we view light, sweet oil as slightly oversupplied in the U.S. relative to refining capacity. As a result, we expect companies that produce WTI crude oil are likely to face challenges in marketing it. In contrast, we see international crude oil producers and the service companies that work with them profiting from an international recovery in Brent oil prices. Accordingly, we are also long offshore oil producers and offshore drillers and services firms as they will stand to benefit from the expected increase in international drilling activity and healthy Brent crude market.*

Domestically, we are focused on the Niobrara, Bakken, and Anadarko basins rather than the Permian basin because of the lack of takeaway capacity from the Permian basin.*

Overall, we see oil stocks as having significantly lagged the price rebound in the commodity. Accordingly, we anticipate a rebound in stock prices as investors climb the wall of worry over OPEC and domestic production increases. We believe the long-term underinvestment in oil over the past five years has created a sustainable period in which Brent crude oil should remain priced in the $65 to $85 range for several years. If that is accurate, we believe stocks are substantially undervalued relative to the commodity and we expect an opportunity to develop as we approach calendar year 2019.

1	The Russell 1000® Energy and 2000® Energy Indexes are designed to represent the performance of companies within specific sectors of the Russell 1000® and 2000® Indices. These indexes are unmanaged and do not reflect the fees and expenses associated with a mutual fund. An investor cannot invest directly in an index.

2	Organization of the Petroleum Exporting Countries (“OPEC”) is a permanent intergovernmental organization of 14 oil-exporting developing nations that coordinates and unifies the petroleum policies of its Member Countries.

*	The composition of the Fund’s portfolio is subject to change.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

The Cavanal Hill World Energy Fund (Unaudited)

Index Description

The World Energy Fund performance is measured against the S&P 500 Index and the MSCI World Energy Index. The S&P 500 Index is regarded as a gauge of the U.S. equities market; this index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The MSCI World Energy Index captures the large- and mid-cap segments across 23 developed markets and includes securities classified in the energy sector per Global Industry Classification Standard. These indexes are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Risks

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in below investment-grade fixed income securities. Fixed income securities are subject to interest rate risks. The principal value of a bond falls when interest rates rise and rise when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. The Fund invests in foreign and emerging market securities, which involves certain risks such as currency volatility, political and social instability, and reduced market liquidity. Mid- and small-cap companies may be more vulnerable to adverse business or economic developments. Concentration in energy-related industry securities may present more risks than would be the case with funds that diversify investments in numerous industries and sectors of the economy. A downturn in the energy sectors would have a larger impact on the Fund than on a fund that does not concentrate in these industries. Energy sector securities can be significantly affected by events related to political developments, energy conservation, commodity prices, and tax and government regulations. The performance of securities in the Fund may, at times, lag the performance of companies in other sectors or the broader market as a whole. Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return
		Since
		Inception
For the periods ended 8/31/18	1 Year	(2/3/14)
A Shares (at NAV)[1]	18.37%	-0.25%
A Shares (with 2.00% maximum load)[1]	16.07%	-0.69%
C Shares[1]	17.51%	-0.98%
Investor Shares	18.27%	-0.29%
Institutional Shares	18.71%	0.01%
S&P 500 Index	19.66%	14.16%
MSCI World Energy Index	22.17%	1.29%
Lipper Global Natural Resources Funds Average[2]	11.84%	-2.05%

Expense Ratio
		Gross
A Shares		1.35%
C Shares		2.25%
Investor Shares		1.50%
Institutional Shares		1.25%

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Contractual fee waivers are in effect through December 31, 2018.

The above expense ratios are from the Funds’ prospectus dated December 26, 2017. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2018 can be found in the Financial Highlights.

[1]	Class A Shares and C Shares are subject to a 1.00% Maximum Deferred Sales Charge on shares purchased without an initial sales charge and redeemed within 12 months of purchase. Performance data does not reflect the Maximum Deferred Sales Charge. If reflected, performance quoted would be lower.

[2]	The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends. Since inception value calculated from January 31, 2014.

Statements of Assets and Liabilities
August 31, 2018

	U.S. Treasury Fund	Government Securities Money Market
Assets:
Investments, at cost	$547,576,348	$953,270,862
Investments, at value	547,576,348	953,270,862
Repurchase agreements, at value/cost	593,782,013	595,375,174
Total Investments	1,141,358,361	1,548,646,036
Interest and dividends receivable	933,805	1,241,989
Receivable for capital shares reinvested	337	141,777
Prepaid expenses and other assets	25,799	105,244
Total Assets	1,142,318,302	1,550,135,046

Liabilities:
Distributions payable	1,340,538	2,208,696
Accrued expenses and other payables:
Investment advisory fees	50,802	68,033
Administration fees	50,802	68,033
Distribution fees	215,688	57,227
Custodian fees	10,161	13,608
Trustee fees	6,538	8,620
Fund accounting and compliance fees	23,033	31,630
Transfer agent fees	11,029	19,566
Shareholder servicing fees	222,869	136,836
Other accrued liabilities	88,105	115,863
Total Liabilities	2,019,565	2,728,112
Net Assets	$1,140,298,737	$1,547,406,934

Composition of Net Assets:
Shares of beneficial interest, at par	$11,403	$15,482
Additional paid-in capital	1,140,297,256	1,547,941,790
Accumulated net investment income/(distributions in excess of net investment income)	1,134	285
Accumulated net realized gain/(loss) from investment transactions	(11,056)	(550,623)
Net Assets	$1,140,298,737	$1,547,406,934

Net Assets:
Administrative Shares	$957,501,721	$538,797,794
Service Shares	33,719,557	—
Institutional Shares	97,238,352	102,020,186
Select Shares	51,839,107	800,990,879
Premier Shares	—	105,598,075
Total	$1,140,298,737	$1,547,406,934

Shares Outstanding:
($0.00001 par value per share, unlimited number of shares authorized)
Administrative Shares	957,444,429	539,134,391
Service Shares	33,734,705	—
Institutional Shares	97,290,098	102,100,633
Select Shares	51,839,659	801,305,196
Premier Shares	—	105,636,635
Total	1,140,308,891	1,548,176,855

Net Asset Value, offering price & redemption price per share:
Administrative Shares	$1.00	$1.00
Service Shares	$1.00	$—
Institutional Shares	$1.00	$1.00
Select Shares	$1.00	$1.00
Premier Shares	$—	$1.00

See notes to financial statements

Statements of Assets and Liabilities
August 31, 2018	Continued

	Limited Duration Fund	Moderate Duration Fund	Bond Fund	Strategic Enhanced Yield Fund
Assets:
Investments, at cost	$95,857,437	$30,033,288	$101,898,409	$1,273,718
Investments in affiliates, at cost	3,395,393	1,114,485	2,725,193	129,758
Total Investments, at cost	99,252,830	31,147,773	104,623,602	1,403,476
Investments, at value	93,196,911	29,440,176	98,712,794	1,273,752
Investments in affiliates, at value	3,395,393	1,114,485	2,725,193	129,758
Total Investments, at value	96,592,304	30,554,661	101,437,987	1,403,510
Cash	61,875	22,163	46,125	—
Interest and dividends receivable	332,622	136,931	488,066	5,888
Receivable for capital shares issued	73,804	9,549	55,993	7,000
Receivable for capital shares reinvested	58,681	32,516	47,987	1,639
Receivable from Advisor	—	—	—	4,474
Receivable from fees reimbursed	—	1,897	1,281	—
Prepaid expenses and other assets	21,679	3,007	21,234	17,033
Total Assets	97,140,965	30,760,724	102,098,673	1,439,544

Liabilities:
Distributions payable	189,503	56,721	209,243	3,391
Payable for investments purchased	—	—	—	50,125
Payable for capital shares redeemed	47,996	54,573	49,083	—
Accrued expenses and other payables:
Investment advisory fees	12,214	5,293	17,329	549
Administration fees	6,514	2,117	6,932	88
Distribution fees	1,971	1,299	1,230	82
Custodian fees	814	265	866	11
Trustee fees	509	238	600	4
Fund accounting and compliance fees	6,223	4,569	5,177	393
Transfer agent fees	11,292	13,265	10,963	5,071
Shareholder servicing fees	8,632	—	—	—
Other accrued liabilities	7,327	3,850	8,651	1,154
Total Liabilities	292,995	142,190	310,074	60,868
Net Assets	$96,847,970	$30,618,534	$101,788,599	$1,378,676

Composition of Net Assets:
Shares of beneficial interest, at par	$103	$30	$111	$1
Additional paid-in capital	106,063,257	36,566,866	108,949,026	1,380,457
Accumulated net investment income/(distributions in excess of net investment income)	49,411	14,637	14,644	345
Accumulated net realized gain/(loss) from investment transactions	(6,604,275)	(5,369,887)	(3,989,567)	(2,161)
Net unrealized appreciation (depreciation) on investments	(2,660,526)	(593,112)	(3,185,615)	34
Net Assets	$96,847,970	$30,618,534	$101,788,599	$1,378,676

Net Assets:
Investor Shares	$8,641,947	$5,101,662	$5,640,771	$4,174
Institutional Shares	87,617,775	24,883,091	96,021,997	984,248
A Shares	588,248	633,781	125,831	390,254
Total	$96,847,970	$30,618,534	$101,788,599	$1,378,676

Shares Outstanding:
($0.00001 par value per share, unlimited number of shares authorized)
Investor Shares	918,526	494,851	611,873	413
Institutional Shares	9,318,717	2,412,988	10,441,807	98,749
A Shares	62,531	61,457	13,656	39,167
Total	10,299,774	2,969,296	11,067,336	138,329

Net Asset Value, offering price & redemption price per share(a):
Investor Shares	$9.41	$10.31	$9.22	$10.10
Institutional Shares	$9.40	$10.31	$9.20	$9.97
A Shares	$9.41	$10.31	$9.21	$9.96
Maximum Sales Charge:
A Shares	2.00%	2.00%	2.00%	2.00%
Maximum Offering Price per share(net asset value / (100%-maximum sales charge) of net asset value adjusted to the nearest cent):
A Shares	$9.60	$10.52	$9.40	$10.16

(a)	Per share amounts may not recalculate due to rounding of net assets and shares outstanding.

See notes to financial statements

Statements of Assets and Liabilities
August 31, 2018	Continued

	Ultra Short Tax-Free Income Fund	Active Core Fund	Mid Cap Core Equity Fund	Opportunistic Fund
Assets:
Investments, at cost	$12,057,845	$41,558,977	$1,873,212	$45,529,345
Investments in affiliates, at cost	84,184	1,459,596	63,541	1,856,545
Total Investments, at cost	12,142,029	43,018,573	1,936,753	47,385,890
Investments, at value	12,054,885	52,042,703	2,240,740	48,440,619
Investments in affiliates, at value	84,184	1,469,545	63,541	1,856,545
Total Investments, at value	12,139,069	53,512,248	2,304,281	50,297,164
Cash	—	11,924	446	10,857
Deposits with broker for securities sold short	—	—	—	60,656
Interest and dividends receivable	41,024	150,422	2,362	134,294
Receivable for capital shares issued	—	7,172	—	13,396
Receivable for capital shares reinvested	1,296	—	—	—
Receivable for investments sold	—	—	31,493	427,138
Receivable from advisor	1,935	—	7,648	—
Prepaid expenses and other assets	17,033	23,924	11,118	26,923
Total Assets	12,200,357	53,705,690	2,357,348	50,970,428

Liabilities:
Distributions payable	10,944	—	—	—
Payable for investments purchased	510,450	7,177	—	493,269
Payable for capital shares redeemed	365	10,000	—	28,429
Accrued expenses and other payables:
Investment advisory fees	1,468	15,949	1,245	35,589
Administration fees	783	3,645	181	3,350
Distribution fees	16	1,505	269	1,375
Custodian fees	98	456	23	419
Trustee fees	63	303	18	279
Fund accounting and compliance fees	1,144	4,108	372	1,158
Transfer agent fees	7,923	12,051	10,796	15,459
Shareholder servicing fees	—	14	—	235
Other accrued liabilities	773	4,153	829	4,331
Total Liabilities	534,027	59,361	13,733	583,893
Net Assets	$11,666,330	$53,646,329	$2,343,615	$50,386,535

Composition of Net Assets:
Shares of beneficial interest, at par	$12	$38	$2	$32
Additional paid-in capital	11,665,494	41,089,910	1,963,724	44,229,739
Accumulated net investment income/(distributions in excess of net investment income)	3,781	161,506	2,573	170,754
Accumulated net realized gain/(loss) from investment transactions	3	1,901,200	9,788	3,074,736
Net unrealized appreciation (depreciation) on investments	(2,960)	10,493,675	367,528	2,911,274
Net Assets	$11,666,330	$53,646,329	$2,343,615	$50,386,535

Net Assets:
Investor Shares	$71,156	$5,339,726	$623,779	$2,097,365
Institutional Shares	11,595,154	46,737,528	1,355,456	45,658,837
A Shares	20	1,495,741	364,368	2,032,307
C Shares	—	73,334	12	598,026
Total	$11,666,330	$53,646,329	$2,343,615	$50,386,535

Shares Outstanding:
($0.00001 par value per share, unlimited number of shares authorized)
Investor Shares	7,128	380,332	52,430	135,912
Institutional Shares	1,159,810	3,318,647	113,692	2,925,840
A Shares	2	107,020	30,433	131,245
C Shares	—	5,247	1	39,677
Total	1,166,940	3,811,246	196,556	3,232,674

Net Asset Value, offering price & redemption price per share(a):
Investor Shares	$9.98	$14.04	$11.90	$15.43
Institutional Shares	$10.00	$14.08	$11.92	$15.61
A Shares	$10.01	$13.98	$11.97	$15.48
C Shares	$—	$13.98	$11.68	$15.07
Maximum Sales Charge:
A Shares	1.00%	2.00%	2.00%	2.00%
Maximum Offering Price per share(net asset value / (100%-maximum sales charge) of net asset value adjusted to the nearest cent):
A Shares	$10.11	$14.27	$12.21	$15.80

(a)	Per share amounts may not recalculate due to rounding of net assets and shares outstanding.

See notes to financial statements

Statements of Assets and Liabilities
August 31, 2018	Concluded

World Energy
Fund
Assets:
Investments, at cost	$49,549,970
Investments in affiliates, at cost	904,508
Total Investments, at cost	50,454,478
Investments, at value	57,057,716
Investments in affiliates, at value	904,508
Total Investments, at value	57,962,224
Cash	968
Interest and dividends receivable	177,726
Receivable for capital shares issued	40,855
Prepaid expenses and other assets	15,136
Total Assets	58,196,909

Liabilities:
Payable for capital shares redeemed	52,386
Accrued expenses and other payables:
Investment advisory fees	29,766
Administration fees	3,969
Distribution fees	8,321
Custodian fees	496
Trustee fees	352
Fund accounting and compliance fees	1,383
Transfer agent fees	15,029
Shareholder servicing fees	1,125
Other accrued liabilities	6,116
Total Liabilities	118,943
Net Assets	$58,077,966

Composition of Net Assets:
Shares of beneficial interest, at par	$61
Additional paid-in capital	65,407,054
Accumulated net investment income/(distributions in excess of net investment income)	80,499
Accumulated net realized gain/(loss) from investment transactions	(14,917,394)
Net unrealized appreciation (depreciation) on investments	7,507,746
Net Assets	$58,077,966

Net Assets:
Investor Shares	$7,964,259
Institutional Shares	37,696,377
A Shares	6,302,105
C Shares	6,115,225
Total	$58,077,966

Shares Outstanding:
($0.00001 par value per share, unlimited number of shares authorized)
Investor Shares	839,037
Institutional Shares	3,963,346
A Shares	664,296
C Shares	651,352
Total	6,118,031

Net Asset Value, offering price & redemption price per share:
Investor Shares	$9.49
Institutional Shares	$9.51
A Shares	$9.49
C Shares	$9.39
Maximum Sales Charge:
A Shares	2.00%
Maximum Offering Price per share(net asset value / (100%-maximum sales charge) of net asset value adjusted to the nearest cent):
A Shares	$9.68

See notes to financial statements

Statements of Operations
August 31, 2018

	U.S. Treasury Fund	Government Securities Money Market
Investment Income:
Interest income	$17,682,130	$22,449,957
Dividend income	491,826	320,174
Total income	18,173,956	22,770,131
Expenses:
Investment advisory fees	629,773	771,982
Administration fees	629,773	771,982
Distribution fees - Administrative Shares	2,574,173	1,504,295
Distribution fees - Service Shares	78,286	—
Distribution fees - Premier Shares	—	486,613
Shareholder servicing fees - Administrative Shares	2,573,171	1,504,295
Shareholder servicing fees - Service Shares	78,286	—
Shareholder servicing fees - Institutional Shares	395,961	348,276
Shareholder servicing fees - Select Shares	100,354	1,763,921
Shareholder servicing fees - Premier Shares	—	243,307
Fund accounting and compliance fees	283,095	360,563
Transfer agent fees	62,735	148,354
Custodian fees	125,801	153,150
Trustee fees	55,747	84,872
Professional fees	211,012	326,578
Printing fees	33,925	55,426
Registration fees	29,345	237,429
Other expenses	144,500	189,927

Total expenses before fee and expense reductions	8,005,937	8,950,970

Distribution fees waived - Administrative Shares	—	(782,226)
Distribution fees waived - Service Shares	(46,972)	—
Distribution fees waived - Premier Shares	—	(437,954)
Shareholder servicing fees waived - Service Shares	(46,954)	—
Shareholder servicing fees waived - Institutional Shares	(269,199)	(236,827)
Shareholder servicing fees waived - Select Shares	(100,354)	(1,763,921)
Shareholder servicing fees waived - Premier Shares	—	(243,306)

Net expenses	7,542,458	5,486,736

Net investment income	10,631,498	17,283,395

Realized/Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) from unaffiliated investments	(10,120)	(6)
Net realized/unrealized gains/(losses) on investments	(10,120)	(6)
Change in net assets resulting from operations	$10,621,378	$17,283,389

See notes to financial statements

Statements of Operations
August 31, 2018	Continued

	Limited Duration Fund	Moderate Duration Fund	Bond Fund	Strategic Enhanced Yield Fund(a)
Investment Income:
Interest income	$2,314,764	$973,582	$2,931,276	$26,369
Dividend income	50	13	45	—
Dividend income from affiliates	35,381	8,663	38,357	530
Total income	2,350,195	982,258	2,969,678	26,899

Expenses:
Investment advisory fees	143,010	74,710	223,327	3,459
Administration fees	76,272	29,884	89,331	554
Distribution fees - Investor Shares	29,834	20,720	17,176	4
Distribution fees - A Shares	2,360	1,858	321	594
Shareholder servicing fees - Investor Shares	29,834	20,720	17,176	4
Shareholder servicing fees - Institutional Shares	206,154	70,809	261,659	1,132
Shareholder servicing fees - A Shares	944	743	128	237
Fund accounting and compliance fees	69,885	44,845	58,926	3,482
Transfer agent fees	81,677	82,570	73,925	36,165
Custodian fees	7,770	3,321	10,339	61
Trustee fees	5,263	2,317	6,269	32
Professional fees	20,333	8,633	23,680	1,254
Printing fees	7,027	4,809	6,900	996
Registration fees	41,026	59,134	41,525	43,282
Other expenses	11,760	8,023	13,989	2,042

Total expenses before fee and expense reductions	733,149	433,096	844,671	93,298

Investment advisory fees waived/expenses reimbursed by Investment Adviser	(1,167)	(283)	(1,158)	(86,051)
Administration fees waived	(1,167)	(283)	(1,158)	(8)
Shareholder servicing fees waived - Investor Shares	(22,643)	(17,384)	(15,913)	(4)
Shareholder servicing fees waived - Institutional Shares	(204,515)	(70,724)	(261,606)	(1,132)
Shareholder servicing fees waived - A Shares	(944)	(729)	(128)	(237)

Net expenses	502,713	343,693	564,708	5,866

Net investment income	1,847,482	638,565	2,404,970	21,033

Realized/Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) from unaffiliated investments	(429,875)	(357,171)	(1,491,956)	(1,615)
Change in unrealized appreciation/(depreciation) on unaffiliated investments	(1,103,526)	(295,595)	(2,366,352)	34
Net realized/unrealized gains/(losses) on investments	(1,533,401)	(652,766)	(3,858,308)	(1,581)
Change in net assets resulting from operations	$314,081	$(14,201)	$(1,453,338)	$19,452

(a)	For the period December 26, 2017 (commencement of operations) through August 31, 2018.

See notes to financial statements

Statements of Operations
August 31, 2018	Continued

	Ultra Short Tax- Free Income Fund(a)	Active Core Fund	Mid Cap Core Equity Fund	Opportunistic Fund

Investment Income:
Interest income	$84,685	$660,330	$—	$334,962
Dividend income	—	598,953	41,311	543,793
Dividend income from affiliates	1,633	30,917	646	26,221
Foreign tax withholding	—	(618)	—	(2,498)
Total income	86,318	1,289,582	41,957	902,478

Expenses:
Investment advisory fees	8,467	189,088	15,119	404,236
Administration fees	4,516	43,221	2,199	38,046
Distribution fees - Investor Shares	83	13,519	2,315	6,150
Distribution fees - A Shares	—	3,719	830	5,258
Distribution fees - C Shares	—	726	133	6,131
Shareholder servicing fees - Investor Shares	83	13,519	2,315	6,149
Shareholder servicing fees - Institutional Shares	14,030	117,644	3,694	105,953
Shareholder servicing fees - A Shares	—	1,620	365	2,103
Shareholder servicing fees - C Shares	—	182	33	1,533
Fund accounting and compliance fees	7,032	43,269	3,589	12,652
Transfer agent fees	36,519	81,159	66,462	98,260
Custodian fees	546	5,283	273	4,257
Trustee fees	236	2,808	144	2,493
Professional fees	1,296	10,869	1,305	9,698
Printing fees	1,168	10,459	2,033	12,023
Registration fees	43,281	49,532	78,926	52,115
Other expenses	2,374	8,662	2,295	8,106

Total expenses before fee and expense reductions	119,631	595,279	182,030	775,163

Investment advisory fees waived/expenses reimbursed by Investment Adviser	(73,649)	(4,846)	(150,082)	(828)
Administration fees waived	(29)	(1,386)	(841)	(828)
Shareholder servicing fees waived - Investor Shares	(83)	(13,200)	(1,511)	(5,192)
Shareholder servicing fees waived - Institutional Shares	(14,030)	(116,145)	(3,694)	(104,728)
Shareholder servicing fees waived - A Shares	—	—	(365)	(1,515)
Shareholder servicing fees waived - C Shares	—	(157)	(33)	(1,160)

Net expenses	31,840	459,545	25,504	660,912

Net investment income	54,478	830,037	16,453	241,566

Realized/Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) from unaffiliated investments	3	2,393,315	19,657	3,182,184
Change in unrealized appreciation/(depreciation) on unaffiliated investments	(2,960)	1,156,561	332,199	859,113
Change in unrealized appreciation/(depreciation) on affiliated investments	—	105,518	—	—
Net realized/unrealized gains/(losses) on investments	(2,957)	3,655,394	351,856	4,041,297
Change in net assets resulting from operations	$51,521	$4,485,431	$368,309	$4,282,863

(a)	For the period December 26, 2017 (commencement of operations) through August 31, 2018.

See notes to financial statements

Statements of Operations
August 31, 2018	Concluded

World Energy
Fund
Investment Income:
Interest income	$161,671
Dividend income	1,066,735
Dividend income from affiliates	14,248
Foreign tax withholding	(54,237)
Total income	1,188,417

Expenses:
Investment advisory fees	342,835
Administration fees	45,712
Distribution fees - Investor Shares	22,427
Distribution fees - A Shares	19,379
Distribution fees - C Shares	63,568
Shareholder servicing fees - Investor Shares	22,427
Shareholder servicing fees - Institutional Shares	85,149
Shareholder servicing fees - A Shares	7,752
Shareholder servicing fees - C Shares	15,892
Fund accounting and compliance fees	15,414
Transfer agent fees	96,547
Custodian fees	5,587
Trustee fees	2,954
Professional fees	11,619
Printing fees	17,916
Registration fees	61,109
Other expenses	6,759

Total expenses before fee and expense reductions	843,046

Investment advisory fees waived/expenses reimbursed by Investment Adviser	(449)
Administration fees waived	(449)
Shareholder servicing fees waived - Investor Shares	(15,281)
Shareholder servicing fees waived - Institutional Shares	(66,438)
Shareholder servicing fees waived - A Shares	(5,210)
Shareholder servicing fees waived - C Shares	(12,925)

Net expenses	742,294

Net investment income	446,123

Realized/Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) from unaffiliated investments	2,501,270
Change in unrealized appreciation/(depreciation) on unaffiliated investments	5,797,620
Net realized/unrealized gains/(losses) on investments	8,298,890
Change in net assets resulting from operations	$8,745,013

See notes to financial statements

Statements of Changes in Net Assets

August 31, 2018

	U.S. Treasury Fund		Government Securities Money Market
	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2018	Year Ended August 31, 2017
From Investment Activities:
Operations:
Net investment income	$10,631,498	$1,781,726	$17,283,395	$4,908,713
Net realized gains/(losses) from investment transactions	(10,120)	(936)	(6)	1,221
Change in net assets resulting from operations	10,621,378	1,780,790	17,283,389	4,909,934

Distributions to Shareholders:
From net investment income:
Administrative Shares	(7,909,238)	(908,553)	(5,306,769)	(1,000,070)
Service Shares	(345,379)	(79,507)	—	—
Institutional Shares	(1,792,864)	(793,890)	(1,571,051)	(870,094)
Select Shares	(582,939)	—	(9,173,616)	(2,762,605)
Premier Shares	—	—	(1,230,984)	(275,952)
Change in net assets from shareholder distributions	(10,630,420)	(1,781,950)	(17,282,420)	(4,908,721)
Change in net assets from capital transactions	(157,051,595)	(278,070,601)	(33,603,994)	(137,287,852)
Change in net assets	(157,060,637)	(278,071,761)	(33,603,025)	(137,286,639)

Net Assets:
Beginning of year	1,297,359,374	1,575,431,135	1,581,009,959	1,718,296,598
End of year	$1,140,298,737	$1,297,359,374	$1,547,406,934	$1,581,009,959
Accumulated net investment income/(distributions in excess of net investment income)	$1,134	$55	$285	$(690)

Capital Transactions*:
Administrative Shares
Issued	3,205,966,139	2,356,857,505	805,803,941	937,654,670
Reinvested	2,557	271	47,642	8,122
Redeemed	(3,305,661,848)	(2,610,423,968)	(953,838,261)	(1,196,380,975)
Change in Administrative Shares	(99,693,152)	(253,566,192)	(147,986,678)	(258,718,183)
Service Shares
Issued	88,423,606	110,834,165	—	—
Redeemed	(85,371,841)	(124,951,984)	—	—
Change in Service Shares	3,051,765	(14,117,819)	—	—
Institutional Shares
Issued	395,049,099	371,657,463	919,075,704	733,021,642
Reinvested	—	47	26,554	10,114
Redeemed	(507,298,964)	(382,044,100)	(998,792,501)	(1,308,596,731)
Change in Institutional Shares	(112,249,865)	(10,386,590)	(79,690,243)	(575,564,975)
Select Shares(a)
Issued	124,722,398	—	1,401,145,341	1,865,000,335
Redeemed	(72,882,739)	—	(1,240,378,001)	(1,224,462,479)
Change in Select Shares	51,839,659	—	160,767,340	640,537,856
Premier Shares
Issued	—	—	613,187,466	381,912,490
Reinvested	—	—	1,179,591	265,885
Redeemed	—	—	(581,061,469)	(325,720,924)
Change in Premier Shares	—	—	33,305,588	56,457,451
Change in shares:	(157,051,593)	(278,070,601)	(33,603,993)	(137,287,851)

*	Share transactions are at net asset value of $1.00 per share.
(a)	U.S Treasury Select Shares commencement of operations December 26, 2017.

See notes to financial statements

Statements of Changes in Net Assets
August 31, 2018	Continued

	Limited Duration Fund		Moderate Duration Fund
	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2018	Year Ended August 31, 2017
From Investment Activities:
Operations:
Net investment income	$1,847,482	$1,217,474	$638,565	$646,804
Net realized gains/(losses) from investment transactions	(429,875)	(457,115)	(357,171)	(2,421,943)
Change in unrealized appreciation/(depreciation) on investments	(1,103,526)	824,777	(295,595)	1,917,777
Change in net assets resulting from operations	314,081	1,585,136	(14,201)	142,638

Distributions to Shareholders:
From net investment income:
Investor Shares	(258,800)	(281,203)	(126,262)	(237,695)
Institutional Shares	(2,049,971)	(1,288,168)	(514,419)	(919,501)
A Shares	(20,810)	(18,772)	(11,637)	(31,312)
Change in net assets from shareholder distributions	(2,329,581)	(1,588,143)	(652,318)	(1,188,508)
Change in net assets from capital transactions	(174,879)	(28,569,332)	(14,151,023)	(21,874,606)
Change in net assets	(2,190,379)	(28,572,339)	(14,817,542)	(22,920,476)

Net Assets:
Beginning of year	99,038,349	127,610,688	45,436,076	68,356,552
End of year	$96,847,970	$99,038,349	$30,618,534	$45,436,076
Accumulated net investment income/(distributions in excess of net investment income)	$49,411	$413,900	$14,637	$8,193
Capital Transactions:
Investor Shares
Proceeds from shares issued	$1,151,657	$3,587,397	$738,680	$2,975,560
Dividends reinvested	184,810	261,476	125,171	219,162
Cost of shares redeemed	(8,095,460)	(24,961,294)	(5,984,712)	(6,779,150)
Change in net assets from Investor Shares	(6,758,993)	(21,112,421)	(5,120,861)	(3,584,428)
Institutional Shares
Proceeds from shares issued	30,591,167	22,032,601	4,673,777	6,707,504
Dividends reinvested	712,098	309,827	274,041	590,719
Cost of shares redeemed	(24,093,619)	(29,404,188)	(13,642,778)	(24,484,796)
Change in net assets from Institutional Shares	7,209,646	(7,061,760)	(8,694,960)	(17,186,573)
A Shares
Proceeds from shares issued	458,585	313,899	24,149	586,694
Dividends reinvested	20,793	17,759	11,637	31,670
Cost of shares redeemed	(1,104,910)	(726,809)	(370,988)	(1,721,969)
Change in net assets from A Shares	(625,532)	(395,151)	(335,202)	(1,103,605)
Change in net assets resulting from capital transactions:	$(174,879)	$(28,569,332)	$(14,151,023)	$(21,874,606)

Share Transactions:
Investor Shares
Issued	121,709	375,201	71,449	284,081
Reinvested	19,517	27,361	12,108	21,154
Redeemed	(856,142)	(2,612,137)	(579,102)	(652,794)
Change in Investor Shares	(714,916)	(2,209,575)	(495,545)	(347,559)
Institutional Shares
Issued	3,235,208	2,307,143	452,178	644,295
Reinvested	75,313	32,437	26,488	56,978
Redeemed	(2,543,990)	(3,078,540)	(1,318,246)	(2,360,989)
Change in Institutional Shares	766,531	(738,960)	(839,580)	(1,659,716)
A Shares
Issued	47,900	32,858	2,334	56,053
Reinvested	2,194	1,858	1,126	3,058
Redeemed	(116,432)	(76,247)	(35,790)	(165,937)
Change in A Shares	(66,338)	(41,531)	(32,330)	(106,826)
Change in shares:	(14,723)	(2,990,066)	(1,367,455)	(2,114,101)

See notes to financial statements

Statements of Changes in Net Assets
August 31, 2018	Continued

	Bond Fund		Strategic Enhanced Yield Fund	Ultra Short Tax-Free Income Fund
	Year Ended August 31, 2018	Year Ended August 31, 2017	For the period Dec. 26, 2017(a) through Aug. 31, 2018	For the period Dec. 26, 2017(a) through Aug. 31, 2018
From Investment Activities:
Operations:
Net investment income	$2,404,970	$1,750,965	$21,033	$54,478
Net realized gains/(losses) from investment transactions	(1,491,956)	(1,017,419)	(1,615)	3
Change in unrealized appreciation/(depreciation) on investments	(2,366,352)	(1,681,320)	34	(2,960)
Change in net assets resulting from operations	(1,453,338)	(947,774)	19,452	51,521

Distributions to Shareholders:
From net investment income:
Investor Shares	(149,365)	(128,953)	(43)	(248)
Institutional Shares	(2,549,345)	(2,309,218)	(14,512)	(54,230)
A Shares	(2,744)	(2,927)	(7,030)	—
From net realized gains:
Investor Shares	—	(16,097)	—	—
Institutional Shares	—	(246,614)	—	—
A Shares	—	(349)	—	—
Change in net assets from shareholder distributions	(2,701,454)	(2,704,158)	(21,585)	(54,478)
Change in net assets from capital transactions	(21,141,496)	(36,479,561)	1,380,809	11,669,287
Change in net assets	(25,296,288)	(40,131,493)	1,378,676	11,666,330

Net Assets:
Beginning of year	127,084,887	167,216,380	—	—
End of year	$101,788,599	$127,084,887	$1,378,676	$11,666,330
Accumulated net investment income/(distributions in excess of net investment income)	$14,644	$205,680	$345	$3,781

Capital Transactions:
Investor Shares
Proceeds from shares issued	$672,466	$1,170,423	$4,111	$121,009
Dividends reinvested	79,156	141,945	42	145
Cost of shares redeemed	(2,157,185)	(5,045,413)	—	(49,990)
Change in net assets from Investor Shares	(1,405,563)	(3,733,045)	4,153	71,164
Institutional Shares
Proceeds from shares issued	29,289,097	20,648,430	985,980	14,244,137
Dividends reinvested	789,135	859,091	1,485	5,760
Cost of shares redeemed	(49,768,482)	(54,159,936)	(2,116)	(2,651,794)
Change in net assets from Institutional Shares	(19,690,250)	(32,652,415)	985,349	11,598,103
A Shares
Proceeds from shares issued	25,434	973	384,302	20
Dividends reinvested	2,744	2,688	7,030	—
Cost of shares redeemed	(73,861)	(97,762)	(25)	—
Change in net assets from A Shares	(45,683)	(94,101)	391,307	20
Change in net assets resulting from capital transactions:	$(21,141,496)	$(36,479,561)	$1,380,809	$11,669,287

Share Transactions:
Investor Shares
Issued	72,346	123,212	409	12,119
Reinvested	8,503	14,991	4	15
Redeemed	(233,956)	(527,644)	—	(5,006)
Change in Investor Shares	(153,107)	(389,441)	413	7,128
Institutional Shares
Issued	3,146,045	2,184,292	98,814	1,424,414
Reinvested	84,798	91,207	149	576
Redeemed	(5,346,061)	(5,691,442)	(214)	(265,180)
Change in Institutional Shares	(2,115,218)	(3,415,943)	98,749	1,159,810
A Shares
Issued	2,758	103	38,463	2
Reinvested	295	283	707	—
Redeemed	(7,824)	(10,407)	(3)	—
Change in A Shares	(4,771)	(10,021)	39,167	2
Change in shares:	(2,273,096)	(3,815,405)	138,329	1,166,940

(a)	Commencement of operations December 26, 2017.

See notes to financial statements

Statements of Changes in Net Assets
August 31, 2018	Continued

	Active Core Fund		Mid Cap Core Equity Fund
	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2018	For the period Dec. 30, 2016(a) through Aug. 31, 2017
From Investment Activities:
Operations:
Net investment income	$830,037	$862,053	$16,453	$7,364
Net realized gains/(losses) from investment transactions	2,393,315	2,501,843	19,657	(10,286)
Change in unrealized appreciation/(depreciation) on investments	1,262,079	747,894	332,199	35,329
Change in net assets resulting from operations	4,485,431	4,111,790	368,309	32,407
Distributions to Shareholders:
From net investment income:
Investor Shares	(73,639)	(94,396)	(3,292)	(135)
Institutional Shares	(755,671)	(805,480)	(11,969)	(3,545)
A Shares	(20,522)	(20,341)	(1,346)	—
C Shares	(416)	(506)	—	—
From net realized gains:
Investor Shares	(238,064)	(227,705)	(191)	—
Institutional Shares	(2,036,724)	(1,488,395)	(288)	—
A Shares	(68,463)	(42,030)	(62)	—
C Shares	(3,176)	(1,877)	—	—
Change in net assets from shareholder distributions	(3,196,675)	(2,680,730)	(17,148)	(3,680)
Change in net assets from capital transactions	(610,920)	(10,917,808)	(117,634)	2,081,361
Change in net assets	677,836	(9,486,748)	233,527	2,110,088
Net Assets:
Beginning of year	52,968,493	62,455,241	2,110,088	—
End of year	$53,646,329	$52,968,493	$2,343,615	$2,110,088
Accumulated net investment income/(distributions in excess of net investment income)	$161,506	$202,504	$2,573	$3,684
Capital Transactions:
Investor Shares
Proceeds from shares issued	$368,976	$388,796	$1,057,901	$187,286
Dividends reinvested	310,343	320,429	3,483	135
Cost of shares redeemed	(737,797)	(3,472,143)	(717,263)	—
Change in net assets from Investor Shares	(58,478)	(2,762,918)	344,121	187,421
Institutional Shares
Proceeds from shares issued	1,919,513	1,510,867	—	1,840,886
Dividends reinvested	2,782,049	2,290,249	6,045	2,441
Cost of shares redeemed	(5,194,005)	(12,046,144)	(469,009)	(261,741)
Change in net assets from Institutional Shares	(492,443)	(8,245,028)	(462,964)	1,581,586
A Shares
Proceeds from shares issued	102,236	237,606	266,803	64,610
Dividends reinvested	88,984	62,321	1,408	—
Cost of shares redeemed	(247,576)	(215,361)	(9,882)	(2,266)
Change in net assets from A Shares	(56,356)	84,566	258,329	62,344
C Shares
Proceeds from shares issued	125	54,000	16	250,010
Dividends reinvested	3,593	2,383	—	—
Cost of shares redeemed	(7,361)	(50,811)	(257,136)	—
Change in net assets from C Shares	(3,643)	5,572	(257,120)	250,010
Change in net assets resulting from capital transactions:	$(610,920)	$(10,917,808)	$(117,634)	$2,081,361
Share Transactions:
Investor Shares
Issued	26,693	29,185	95,660	17,915
Reinvested	22,669	24,504	309	13
Redeemed	(53,614)	(262,299)	(61,467)	—
Change in Investor Shares	(4,252)	(208,610)	34,502	17,928
Institutional Shares
Issued	138,952	112,610	—	180,102
Reinvested	202,542	174,375	542	236
Redeemed	(374,394)	(898,727)	(42,188)	(25,000)
Change in Institutional Shares	(32,900)	(611,742)	(41,646)	155,338
A Shares
Issued	7,313	17,828	25,169	6,183
Reinvested	6,520	4,774	125	—
Redeemed	(17,852)	(16,024)	(827)	(217)
Change in A Shares	(4,019)	6,578	24,467	5,966
C Shares
Issued	9	4,036	—	24,607
Reinvested	263	183	—	—
Redeemed	(533)	(3,770)	(24,606)	—
Change in C Shares	(261)	449	(24,606)	24,607
Change in shares:	(41,432)	(813,325)	(7,283)	203,839

(a)	Commencement of operations December 30, 2016.

See notes to financial statements

Statements of Changes in Net Assets
August 31, 2018	Concluded

	Opportunistic Fund		World Energy Fund
	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2018	Year Ended August 31, 2017
From Investment Activities:
Operations:
Net investment income	$241,566	$56,442	$446,123	$531,970
Net realized gains/(losses) from investment transactions	3,182,184	4,443,895	2,501,270	(464,282)
Net realized (losses) from securities sold short	—	(19,974)	—	—
Change in unrealized appreciation/(depreciation) on investments	859,113	1,392,322	5,797,620	(2,966,407)
Change in net assets resulting from operations	4,282,863	5,872,685	8,745,013	(2,898,719)
Distributions to Shareholders:
From net investment income:
Investor Shares	(6,346)	(2,892)	(33,476)	(69,752)
Institutional Shares	(198,767)	(123,805)	(253,387)	(237,794)
A Shares	(5,649)	(1,473)	(38,506)	(56,737)
C Shares	—	—	(6,916)	(3,929)
From net realized gains:
Investor Shares	(146,597)	—	—	—
Institutional Shares	(2,040,445)	—	—	—
A Shares	(99,993)	—	—	—
C Shares	(30,595)	—	—	—
From return of capital:
Investor Shares	—	—	—	(16,536)
Institutional Shares	—	—	—	(56,375)
A Shares	—	—	—	(13,450)
C Shares	—	—	—	(931)
Change in net assets from shareholder distributions	(2,528,392)	(128,170)	(332,285)	(455,504)
Change in net assets from capital transactions	4,462,459	201,203	1,572,526	(1,313,094)
Change in net assets	6,216,930	5,945,718	9,985,254	(4,667,317)
Net Assets:
Beginning of year	44,169,605	38,223,887	48,092,712	52,760,029
End of year	$50,386,535	$44,169,605	$58,077,966	$48,092,712
Accumulated net investment income/(distributions in excess of net investment income)	$170,754	$55,604	$80,499	$127,475
Capital Transactions:
Investor Shares
Proceeds from shares issued	$370,584	$580,219	$5,187,439	$3,785,965
Dividends reinvested	149,017	2,722	33,143	85,633
Cost of shares redeemed	(1,543,340)	(415,129)	(7,889,268)	(4,049,121)
Change in net assets from Investor Shares	(1,023,739)	167,812	(2,668,686)	(177,523)
Institutional Shares
Proceeds from shares issued	11,973,471	9,325,728	19,350,868	10,010,014
Dividends reinvested	1,829,561	45,035	164,221	165,710
Cost of shares redeemed	(7,950,375)	(9,116,623)	(12,040,470)	(8,809,170)
Change in net assets from Institutional Shares	5,852,657	254,140	7,474,619	1,366,554
A Shares
Proceeds from shares issued	420,322	473,741	4,199,302	1,419,860
Dividends reinvested	105,642	1,472	38,390	68,005
Cost of shares redeemed	(899,382)	(758,816)	(6,449,024)	(2,834,177)
Change in net assets from A Shares	(373,418)	(283,603)	(2,211,332)	(1,346,312)
C Shares
Proceeds from shares issued	125,022	97,372	208,969	666,914
Dividends reinvested	30,595	—	6,898	4,830
Cost of shares redeemed	(148,658)	(34,518)	(1,237,942)	(1,827,557)
Change in net assets from C Shares	6,959	62,854	(1,022,075)	(1,155,813)
Change in net assets resulting from capital transactions:	$4,462,459	$201,203	$1,572,526	$(1,313,094)
Share Transactions:
Investor Shares
Issued	24,305	40,014	558,356	436,944
Reinvested	10,062	193	3,589	9,538
Redeemed	(100,388)	(28,809)	(879,232)	(469,065)
Change in Investor Shares	(66,021)	11,398	(317,287)	(22,583)
Institutional Shares
Issued	779,146	642,581	2,073,112	1,127,071
Reinvested	122,146	3,148	17,694	18,446
Redeemed	(517,691)	(648,326)	(1,324,105)	(979,160)
Change in Institutional Shares	383,601	(2,597)	766,701	166,357
A Shares
Issued	27,557	32,642	483,108	156,280
Reinvested	7,108	99	4,170	7,557
Redeemed	(58,662)	(53,842)	(671,605)	(316,862)
Change in A Shares	(23,997)	(21,101)	(184,327)	(153,025)
C Shares
Issued	8,356	6,773	22,514	74,862
Reinvested	2,110	—	777	544
Redeemed	(9,926)	(2,394)	(138,450)	(210,511)
Change in C Shares	540	4,379	(115,159)	(135,105)
Change in shares:	294,123	(7,921)	149,928	(144,356)

See notes to financial statements

Schedule of Portfolio Investments	U.S. Treasury Fund
August 31, 2018

Principal Amount	Security Description	Amortized Cost

U.S. Treasury Obligations (47.3%)
U.S. Treasury Bills
$60,000,000	1.94%, 9/6/18 (a)	$59,984,117
50,000,000	1.82%, 9/27/18 (a)	49,931,840
		109,915,957
U.S. Treasury Notes
60,000,000	1.13%, 1/15/19	59,771,630
60,000,000	1.25%, 10/31/18	59,924,825
60,000,000	1.25%, 1/31/19	59,762,474
150,000,000	2.15% (USBMMY3M + 6 bps), 7/31/19	150,163,382
100,000,000	2.26% (USBMMY3M + 17 bps), 10/31/18	100,038,080
		429,660,391
Total U.S. Treasury Obligations		539,576,348

Repurchase Agreements (52.1%)
29,982,013	Bank of Montreal, 1.90%, 9/4/18, (Purchased on 8/31/18, proceeds at maturity $29,988,343, collateralized by U.S. Treasury Obligations, (3.38%), (5/15/44), fair value of $30,581,760)	29,982,013
293,800,000	Credit Agricole CIB, 1.94%, 9/4/18, (Purchased on 8/31/18, proceeds at maturity $293,863,330, collateralized by various U.S. Treasury Obligations, (1.63% - 3.63%), (2/15/20 - 2/15/26), fair value of $299,676,040)	293,800,000

Principal Amount	Security Description	Amortized Cost

Repurchase Agreements, continued:
$10,000,000	Goldman Sachs & Co., 1.91%, 9/4/18, (Purchased on 8/31/18, proceeds at maturity $10,002,122, collateralized by various U.S. Treasury Obligation, (0.00% - 3.13%), (7/15/22 - 11/15/41), fair value of $10,200,002)	$10,000,000
150,000,000	Mizuho Securities USA LLC, 1.95%, 9/4/18, (Purchased on 8/31/18, proceeds at maturity $150,032,500, collateralized by various U.S. Treasury Obligations, (1.00% - 3.00%), (11/30/18 - 8/15/48), fair value of $153,000,001)	150,000,000
110,000,000	Royal Bank of Canada, 1.82%, 9/4/18, (Purchased on 8/31/18, proceeds at maturity $110,022,244, collateralized by various U.S. Treasury Obligations, (1.63% - 3.13%), (8/31/22 - 11/15/41), fair value of $112,200,010)	110,000,000
Total Repurchase Agreements		593,782,013

Investment Companies (0.7%)
4,000,000	Goldman Sachs Financial Square Treasury Obligations Fund, 1.85%	4,000,000
4,000,000	Invesco Short-Term Investments Trust, Treasury Portfolio, Institutional Class, 1.87%	4,000,000
Total Investment Companies		8,000,000

Total Investments (Cost $1,141,358,361)(b) - 100.1%		1,141,358,361
Liabilities in excess of other assets — (0.1)%		(1,059,624)
Net Assets - 100.0%		$1,140,298,737

(a)	Rate represents the effective yield at purchase.

(b)	Cost and value for federal income tax and financial reporting purposes are the same.

USBMMY3M	3 Month Treasury Bill Rate

See notes to financial statements

Schedule of Portfolio Investments	Government Securities Money Market Fund
August 31, 2018

Principal		Amortized
Amount	Security Description	Cost

U.S. Government Agency Securities (24.6%)
Federal Farm Credit Bank
$15,000,000	1.91% (US0001M - 16 bps), 11/13/18	$15,000,000
30,000,000	1.93% (US0001M - 13 bps), 3/27/19	29,999,142
30,000,000	1.96% (US0001M - 12 bps), 5/7/19	29,999,910
		74,999,052
Federal Home Loan Bank
30,000,000	1.92% (US0001M + 15 bps), 11/14/18	30,000,000
20,000,000	1.93% (US0001M - 14 bps), 10/12/18	20,000,000
15,000,000	1.93% (US0001M - 13 bps), 10/10/18	14,999,922
25,000,000	1.94% (US0001M - 14 bps), 10/5/18	25,000,000
10,000,000	1.94% (US0001M - 14 bps), 1/2/19	10,000,000
30,000,000	1.94% (US0001M - 14 bps), 2/1/19	30,000,000
30,000,000	1.95% (US0001M - 13 bps), 3/1/19	30,000,000
25,000,000	1.96% (US0001M - 11 bps), 10/11/18	25,001,261
20,000,000	2.11% (US0003M - 23 bps), 2/13/19	20,010,281
20,000,000	2.17% (US0003M - 16 bps), 6/12/19	20,018,057
		225,029,521
Federal Home Loan Mortgage Corp.
80,000,000	1.86%, 10/1/18 (a)	79,872,000
Total U.S. Government Agency Securities		379,900,573

U.S. Treasury Obligations (33.5%)
U.S. Treasury Bills
70,000,000	1.86%, 9/6/18 (a)	69,982,344
50,000,000	1.97%, 11/8/18 (a)	49,811,574
		119,793,918
U.S. Treasury Notes
60,000,000	1.13%, 1/15/19	59,771,630
60,000,000	1.25%, 12/15/18	59,860,292
60,000,000	1.25%, 1/31/19	59,762,474
140,000,000	2.15% (USBMMY3M + 6 bps), 7/31/19	140,151,511
80,000,000	2.26% (USBMMY3M + 17 bps), 10/31/18	80,030,464
		399,576,371
Total U.S. Treasury Obligations		519,370,289

Repurchase Agreements (38.5%)
10,075,174	Bank of Montreal, 1.90%, 9/4/18, (Purchased on 8/31/18, proceeds at maturity $10,077,301, collateralized by various U.S. Treasury Obligations, (0.00% - 2.13%), (8/15/19 - 8/15/21), fair value of $10,276,737)	10,075,174

Principal Amount	Security Description	Amortized Cost

Repurchase Agreements, continued:
$285,300,000	Credit Agricole CIB, 1.94%, 9/4/18, (Purchased on 8/31/18, proceeds at maturity $285,361,498, collateralized by U.S. Treasury Obligations, (3.63), (2/15/20), fair value of $291,006,083)	$285,300,000
40,000,000	Goldman Sachs & Co., 1.92%, 9/4/18, (Purchased on 8/31/18, proceeds at maturity $40,008,533, collateralized by various U.S. Government Agency Obligations, (0.00% - 3.17%), (9/13/18 - 2/15/46), fair value of $40,800,004)	40,000,000
50,000,000	Mizuho Securities USA LLC, 1.95%, 9/4/18, (Purchased on 8/31/18, proceeds at maturity $50,010,833, collateralized by U.S. Treasury Obligations, (0.13%), (4/15/19), fair value of $51,000,061)	50,000,000
80,000,000	Royal Bank of Canada, 1.83%, 9/4/18, (Purchased on 8/31/18, proceeds at maturity $80,016,267, collateralized by various U.S. Government Agency Obligations, (1.88% - 3.88%), (12/28/20-8/15/44), fair value of $81,600,063)	80,000,000
130,000,000	Wells Fargo Securities LLC, 1.91%, 9/4/18, (Purchased on 8/31/18, proceeds at maturity $130,027,589, collateralized by various U.S. Government Agency Obligations, (0.00% - 3.00%), (11/2/18 - 1/15/36), fair value of $132,600,051)	130,000,000
Total Repurchase Agreements		595,375,174

Investment Companies (3.5%)
2,000,000	Goldman Sachs Financial Square Treasury Obligations Fund, 1.85%	2,000,000
2,000,000	Invesco Short-Term Investments Trust, Treasury Portfolio, Institutional Class, 1.87%	2,000,000
50,000,000	Invesco Short-Term Investments Trust, Government & Agency Portfolio, Institutional Class, 1.85%	50,000,000
Total Investment Companies		54,000,000

Total Investments (Cost $1,548,646,036)(b) - 100.1%		1,548,646,036
Liabilities in excess of other assets — (0.1)%		(1,239,102)
Net Assets - 100.0%		$1,547,406,934

(a)	Rate represents the effective yield at purchase.
(b)	Cost and value for federal income tax and financial reporting purposes are the same.

LIBOR	London Interbank Offered Rate
US0001M	1 Month US Dollar LIBOR
US0003M	3 Month US Dollar LIBOR
USBMMY3M	3 Month Treasury Bill Rate

See notes to financial statements

Schedule of Portfolio Investments August 31, 2018	Limited Duration Fund

Shares or Principal Amount	Security Description	Value

Asset Backed Securities (11.1%)
$1,886,554	AccessLex Institute, Series 2007-1, Class C, 2.74% (US0003M + 40 bps), 10/25/35*(a)	$1,771,632
21,070	Bayview Financial Acquisition Trust, Series 2003-AA, Class M2, 5.28%, 2/25/33(b)	20,997
1,850,000	Cazenovia Creek Funding II LLC, Series 2018-1A, Class A, 3.56%, 7/15/30(a)(c)	1,849,817
5,138	Citigroup Mortgage Loan Trust, Inc., Series 2005-WF1, Class A5, 5.01%, 11/25/34*(d)	5,187
558	Countrywide Asset-Backed Certificates, Series 2002-S1, Class A5, 6.46%, 5/25/32*(d)	561
9,069	Countrywide Home Equity Loan Trust, Series 2004-C, Class C, 2.28% (US0001M + 22 bps), 1/15/34*	8,950
1,305,862	Fannie Mae Grantor Trust, Series 2003-T4, Class 2A5, 4.70%, 9/26/33*(d)	1,443,631
493,580	Fremont Home Loan Trust, Series 2004-3, Class 10A1, 3.94% (US0001M + 188 bps), 11/25/34*	247,636
360	IMC Home Equity Loan Trust, Series 1998-1, Class A6, 7.02%, 6/20/29(d)	360
1,138,265	New Century Home Equity Loan Trust, Series 2005-A, Class A4W, 4.70%, 8/25/35*(d)	1,173,422
404,850	Raspro Trust, Series 2005-1A, Class 10A1, 2.72% (US0003M + 40 bps), 3/23/24(b)	403,243
177,171	Residential Asset Mortgage Products, Inc., Series 2002-RS2, Class AI5, 6.03%, 3/25/32*	179,439
12	Residential Funding Mortgage Securities I, Series 2004-HS1, Class AI6, 3.64%, 3/25/34*(d)	12
12,052	Saxon Asset Securities Trust, Series 2003-3, Class AF6, 4.81%, 12/25/33*(d)	12,111
165,627	Soundview Home Equity Loan Trust, Series 2005-B, Class M2, 6.22%, 5/25/35*(d)	156,040
1,073,214	Structured Asset Investment Loan, Series 2004-10, Class A4, 3.06% (US0001M + 100 bps), 11/25/34*	1,076,132
1,254,557	Structured Asset Securities Corp Mortgage Pass-Through Certificates, Series 2004-6XS, Class A5A, 6.03%, 3/25/34(d)	1,273,931
1,236,070	Sun Trust Student Loan Trust, Series 2006-1A, Class B, 2.61% (US0003M + 27 bps), 10/28/37(a)(c)	1,150,542
Total Asset Backed Securities		10,773,643

Mortgage Backed Securities† (43.1%)
Alt-A - Adjustable Rate Mortgage Backed Securities (0.8%)
13,105	Bear Stearns Alternative Trust, Series 2005-5, Class 26A1, 3.70%, 7/25/35*(d)	11,510
142,907	Bear Stearns Alternative Trust, Series 2006-1, Class 21A2, 3.90%, 2/25/36*(d)	125,742
27,684	Countrywide Alternative Loan Trust, Series 2005-24, Class 1A1, 3.06% (12MTA + 131 bps), 7/20/35*	22,487

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Alt-A - Adjustable Rate Mortgage Backed Securities, continued:
$2,155	Deutsche Mortgage Securities, Inc., Series 2006-ABR, Class A1B1, 2.16% (US0001M + 10 bps), 10/25/36*	$1,672
24,005	Deutsche Mortgage Securities, Inc., Series 2003-4XS, Class 10A1, 5.32%, 10/25/33*(d)	23,973
7,311	Deutsche Mortgage Securities, Inc., Series 2006-AB4, Class A1A, 6.00%, 10/25/36*(d)	6,892
15,182	First Horizon Alternative Mortgage Securities, Series 2004-AA3, Class A1, 4.12%, 9/25/34*(d)	15,052
30,700	JPMorgan Re-REMIC, Series 2009-7, Class 2A1, 6.00%, 2/27/37(b)(d)	30,658
48,501	Master Adjustable Rate Mortgage Trust, Series 2004-13, Class 2A1, 3.95%, 4/21/34*(d)	49,801
19,600	Nomura Asset Acceptance Corp., Series 2005-AR4, Class 3A1, 4.54%, 8/25/35*(d)	19,630
319,116	RBSSP Resecuritization Trust, Series 2009-5, Class 13A4, 2.58% (US0001M + 50 bps), 8/26/37(b)	318,974
52,839	Residential Accredit Loans, Inc., Series 2004-QA4, Class NB21, 4.15%, 9/25/34*(d)	52,611
30,707	Residential Accredit Loans, Inc., Series 2006-QA1, Class A21, 4.70%, 1/25/36*(d)	26,351
		705,353
Alt-A - Fixed Rate Mortgage Backed Securities (1.2%)
17,292	Chaseflex Trust, Series 2005-1, Class 2A4, 5.50%, 2/25/35*	16,069
31,942	Citigroup Mortgage Alternative Loan Trust, Series 2006-A3, Class 1A5, 6.00%, 7/25/36*	30,779
12,357	Countrywide Alternative Loan Trust, Series 2004-12CB, Class 1A1, 5.00%, 7/25/19*	12,434
23,983	Countrywide Alternative Loan Trust, Series 2005-J13, Class 2A3, 5.50%, 11/25/35*	21,691
26,364	Countrywide Alternative Loan Trust, Series 2006-2CB, Class A3, 5.50%, 3/25/36*	20,047
26,325	Countrywide Alternative Loan Trust, Series 2006-31CB, Class A16, 6.00%, 11/25/36*	22,633
26,591	Countrywide Alternative Loan Trust, Series 2006-43CB, Class 1A4, 6.00%, 2/25/37*	22,551
170,344	Countrywide Alternative Loan Trust, Series 2006-J8, Class A2, 6.00%, 2/25/37*	121,721
83,685	Countrywide Alternative Loan Trust, Series 2004-J8, Class 2A1, 7.00%, 8/25/34*	86,581
65,098	First Horizon Alternative Mortgage Securities, Series 2006-FA3, Class A6, 6.00%, 7/25/36*	53,473

See notes to financial statements

Schedule of Portfolio Investments August 31, 2018	Limited Duration Fund Continued

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Alt-A - Fixed Rate Mortgage Backed Securities, continued:
$16,716	Master Adjustable Rate Mortgage Trust, Series 2005-3, Class 4A1, 5.50%, 3/25/20*	$16,802
57,230	Master Alternative Loans Trust, Series 2004-3, Class 1A1, 5.00%, 3/25/19*	57,148
13,145	Master Alternative Loans Trust, Series 2005-1, Class 5A1, 5.50%, 1/25/20*	13,343
5,225	Master Alternative Loans Trust, Series 2004-3, Class 3A1, 6.00%, 4/25/34*	5,476
433,467	Master Alternative Loans Trust, Series 2004-3, Class 5A1, 6.50%, 3/25/34*	457,621
24,990	Master Alternative Loans Trust, Series 2004-1, Class 3A1, 7.00%, 1/25/34*	25,595
5,903	Master Alternative Loans Trust, Series 2004-3, Class 8A1, 7.00%, 4/25/34*	6,295
5,959	Residential Accredit Loans, Inc., Series 2003-QS14, Class A1, 5.00%, 7/25/18*	5,926
5,233	Residential Accredit Loans, Inc., Series 2004-QS13, Class CB, 5.00%, 9/25/19*	5,244
17,476	Residential Accredit Loans, Inc., Series 2004-QS6, Class A1, 5.00%, 5/25/19*	17,380
47,707	Residential Accredit Loans, Inc., Series 2006-QS6, Class 1A2, 6.00%, 6/25/36*	43,444
583	Residential Asset Securitization Trust, Series 2003-A12, Class A1, 5.00%, 11/25/18*	578
47,692	Residential Asset Securitization Trust, Series 2006-A9CB, Class A5, 6.00%, 9/25/36*	29,827
38,723	Residential Asset Securitization Trust, Series 2007-A5, Class 2A3, 6.00%, 5/25/37*	33,546
27,102	Wells Fargo Alternative Loan Trust, Series 2005-1, Class 2A3, 5.50%, 2/25/35*	25,922
		1,152,126
Prime Adjustable Rate Mortgage Backed Securities (4.0%)
50,104	Adjustable Rate Mortgage Trust, Series 2004-4, Class 1A1, 3.61%, 3/25/35*(d)	49,101
9,303	Adjustable Rate Mortgage Trust, Series 2005-1, Class 2A22, 4.19%, 5/25/35(d)	9,439
345,819	American Home Mortgage Investment Trust, Series 2006-2, Class 3A2, 6.20%, 6/25/36*(d)	132,479
14,539	Bank of America Mortgage Securities, Series 2006-A, Class 2A1, 3.69%, 2/25/36*(d)	13,580
7,974	Bank of America Mortgage Securities, Series 2006-B, Class 2A1, 3.87%, 11/20/36*(d)	7,725
6,988	Bank of America Mortgage Securities, Series 2004-E, Class 1A1, 4.33%, 6/25/34*(d)	6,998
12,084	Bank of America Mortgage Securities, Series 2003-H, Class 2A3, 4.45%, 9/25/33*(d)	11,999
13,955	Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-9, Class A1, 3.52% (H15T1Y + 230 bps), 10/25/35*	14,117

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Prime Adjustable Rate Mortgage Backed Securities, continued:
$10,153	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-6, Class 1A1, 3.76%, 9/25/34*(d)	$9,690
7,006	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-10, Class 15A1, 3.88%, 1/25/35*(d)	7,311
54,481	Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-4, Class 1A1, 4.37%, 10/25/36*(d)	52,319
38,614	Bear Stearns Mortgage Securities, Inc., Series 1997-6, Class 1A, 6.22%, 3/25/31*(d)	38,563
20,435	Chase Mortgage Finance Corp., Series 2007-A2, Class 10A1, 3.56%, 7/25/37*(d)	18,188
22,218	Citigroup Mortgage Loan Trust, Inc., Series 2005-3, Class 2A2A, 4.35%, 8/25/35(d)	22,308
532,054	Coast Savings & Loan Association, Series 1992-1, Class A, 2.83%, 7/25/22*(d)	538,396
1,324,085	COLT Morgage Loan Trust, Series 2016-7, Class A1, 3.00%, 5/25/46*(b)(d)	1,324,049
8,028	Countrywide Home Loans, Series 2003-60, Class 2A1, 3.62%, 2/25/34*(d)	7,976
16,779	Countrywide Home Loans, Series 2003-58, Class 2A2, 3.73%, 2/19/34*(d)	16,964
290	Countrywide Home Loans, Series 2003-42, Class 1A1, 3.99%, 9/25/33*(d)	266
28,277	Countrywide Home Loans, Series 2004-12, Class 10A1, 4.21%, 8/25/34*(d)	27,674
41,759	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-AR28, Class CB3, 3.72%, 11/25/32*(d)	17,581
45,106	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR7, Class 2A1, 4.38%, 11/25/34*(d)	46,027
20,632	First Horizon Mortgage Pass-Through Trust, Series 2005-AR4, Class 2A1, 3.79%, 10/25/35*(d)	19,959
104,700	GMAC Mortgage Corp. Loan Trust, Series 2005-AR6, Class 3A1, 3.78%, 11/19/35*(d)	99,126
15,121	GS Mortgage Securities Corp., Series 2009-3R, Class 2A1, 4.52%, 7/25/35(b) (d)	15,116
51,875	GSR Mortgage Loan Trust, Series 2005-AR2, Class 1A2, 3.79%, 4/25/35*(d)	52,041
32,485	GSR Mortgage Loan Trust, Series 2005-AR7, Class 2A1, 4.02%, 11/25/35*(d)	32,379
97,276	Harborview Mortgage Loan Trust, Series 2004-10, Class 3A1B, 3.81%, 1/19/35*(d)	96,184
15,147	Harborview Mortgage Loan Trust, Series 2005-14, Class 3A1A, 4.38%, 12/19/35*(d)	15,017
45,819	Indymac Index Mortgage Loan Trust, Series 2006-AR25, Class 4A2, 3.65%, 9/25/36*(d)	45,268

See notes to financial statements

Schedule of Portfolio Investments August 31, 2018	Limited Duration Fund Continued

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Prime Adjustable Rate Mortgage Backed Securities, continued:
$33,945	Indymac Index Mortgage Loan Trust, Series 2006-AR13, Class A1, 3.73%, 7/25/36*(d)	$29,505
51,596	Indymac Index Mortgage Loan Trust, Series 2006-AR19, Class 1A2, 3.92%, 8/25/36*(d)	41,986
17,593	Indymac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A, 3.94%, 8/25/34*(d)	17,484
39,201	Indymac Index Mortgage Loan Trust, Series 2004-AR4, Class 3A, 4.24%, 8/25/34*(d)	38,703
4,005	JPMorgan Mortgage Trust, Series 2006-A5, Class 3A4, 3.95%, 8/25/36*(d)	3,838
4,913	JPMorgan Mortgage Trust, Series 2005-A4, Class 3A1, 4.31%, 7/25/35*(d)	5,002
2,265	Merrill Lynch Mortgage Investors Trust, Series 2004-A1, Class 2A2, 3.75%, 2/25/34*(d)	2,274
14,848	Merrill Lynch Mortgage Investors Trust, Series 2004-A2, Class 1A, 4.50%, 7/25/34*(d)	14,949
19,384	MLCC Mortgage Investors, Inc., Series 2004-1, Class 2A2, 3.99%, 12/25/34*(d)	19,482
25,806	Morgan Stanley Mortgage Loan Trust, Series 2004-6AR, Class 3A, 4.34%, 8/25/34*(d)	26,191
22,408	Morgan Stanley Mortgage Loan Trust, Series 2004-6AR, Class 2A2, 4.58%, 8/25/34*(d)	22,384
54,070	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-18, Class 1A2, 3.93%, 12/25/34*(d)	52,051
40,332	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-16, Class 1A2, 3.98%, 11/25/34*(d)	40,429
3,590	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1, Class 3A1, 4.14%, 2/25/34*(d)	3,633
96,284	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-4, Class 1A1, 4.21%, 4/25/34*(d)	96,197
15,776	Structured Asset Mortgage Investments, Inc., Series 2005-AR7, Class 1A1, 3.91%, 12/27/35*(d)	15,870
29,150	Structured Asset Securities Corp., Series 2003-24A, Class 1A3, 4.34%, 7/25/33*(d)	29,340
488,727	Thornburg Mortgage Securities Trust, Series 2007-4, Class 3A1, 4.19%, 9/25/37*(d)	490,911
5,506	Wachovia Mortgage Loan Trust LLC, Series 2005-A, Class 4A2, 4.50%, 8/20/35*(d).	974
14,929	Washington Mutual, Series 2006-AR10, Class 1A2, 3.66%, 9/25/36*(d)	14,442

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Prime Adjustable Rate Mortgage Backed Securities, continued:
$2,834	Washington Mutual, Series 2006-AR8, Class 1A1, 3.90%, 8/25/46*(d)	$2,692
10,499	Washington Mutual, Series 2004-AR3, Class A2, 3.95%, 6/25/34*(d)	10,705
13,166	Washington Mutual Mortgage Pass-Through Certificates, Series 2004-AR10, Class A1B, 2.48% (US0001M + 42 bps), 7/25/44*	13,213
101,306	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR14, Class 1A1, 3.08%, 11/25/36*(d)	96,522
37,313	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR1, Class 1A1, 3.84%, 2/25/35*(d)	38,161
10,487	Wells Fargo Mortgage Backed Securities Trust, Series 2004-I, Class 1A1, 3.98%, 7/25/34*(d)	10,743
3,333	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR8, Class 2A4, 4.20%, 4/25/36*(d)	3,388
6,510	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR9, Class 3A1, 4.24%, 6/25/34*(d)	6,718
6,442	Wells Fargo Mortgage Backed Securities Trust, Series 2004-EE, Class 3A1, 4.24%, 12/25/34*(d)	6,693
17,810	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR16, Class 1A1, 4.26%, 8/25/33*(d)	18,139
11,419	Wells Fargo Mortgage Backed Securities Trust, Series 2004-H, Class A1, 4.42%, 6/25/34*(d)	11,632
		3,932,091
Prime Fixed Mortgage Backed Securities (10.2%)
404,822	Agate Bay Mortgage Trust, Series 2015-7, Class A6, 3.00%, 10/25/45(b)(d)	399,812
376,551	BCAP LLC Trust, Series 2013-RR2, Class 7A1, 3.00%, 7/26/36(b)(d)	377,360
2,758,348	Citigroup Mortgage Loan Trust, Series 2014-C, Class A, 3.25%, 2/25/54(b)(d)	2,742,376
20,511	Citigroup Mortgage Loan Trust, Inc., Series 2003-1, Class WA2, 6.50%, 6/25/31*	20,915
118,905	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM2, Class 1CB2, 6.75%, 8/25/34*	125,359
19,442	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM2, Class 2CB3, 8.00%, 8/25/34*	20,992
861,767	COLT Morgage Loan Trust, Series 2016-1, Class A2, 3.50%, 5/25/46(b)	860,813
16,608	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-7, Class 5A1, 5.00%, 10/25/19*	16,708
108,348	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-23, Class 1A11, 6.00%, 10/25/33	109,830

See notes to financial statements

Schedule of Portfolio Investments August 31, 2018	Limited Duration Fund Continued

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Prime Fixed Mortgage Backed Securities, continued:
$42,909	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-8, Class 5A1, 6.50%, 4/25/33*	$43,607
31,266	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-1, Class 1A1, 7.00%, 2/25/33*	33,437
82,561	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-10, Class 2B1, 7.50%, 5/25/32*	53,465
127,151	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-34, Class 1A1, 7.50%, 12/25/32*	138,327
1,238,950	EverBank Mortgage Loan Trust, Series 2018-1, Class A4, 3.50%, 2/25/48(b) (d)	1,230,103
32,199	First Horizon Alternative Mortgage Securities, Series 2006-FA5, Class A3, 6.25%, 8/25/36*	24,854
205,635	Galton Funding Mortgage Trust, Series 2018-1, Class A43, 3.50%, 11/25/57(b) (d)	205,236
59,513	GSR Mortgage Loan Trust, Series 2003-3F, Class 2A1, 4.50%, 4/25/33*	59,735
10,313	GSR Mortgage Loan Trust, Series 2005-8F, Class 7A1, 5.50%, 10/25/20*	10,292
29,787	GSR Mortgage Loan Trust, Series 2005-8F, Class 3A4, 6.00%, 11/25/35*	23,481
1,383,165	JPMorgan Mortgage Trust, Series 2018-1, Class A5, 3.50%, 6/25/48*(b)(d)	1,368,792
7,732	JPMorgan Re-REMIC, Series 2009-7, Class 12A1, 6.25%, 1/27/37(b)(d)	7,741
16,627	Lehman Mortgage Trust, Series 2005-3, Class 1A3, 5.50%, 1/25/36*	13,999
1,212	Master Asset Securitization Trust, Series 2003-11, Class 10A1, 5.00%, 12/25/18*	1,209
4,345	Prime Mortgage Trust, Series 2005-2, Class 1A3, 5.25%, 7/25/20*	4,381
12,245	Residential Funding Mortgage Securities I, Series 2005-S7, Class A1, 5.50%, 11/25/35*	11,578
21,528	Residential Funding Mortgage Securities I, Series 2003-S9, Class A1, 6.50%, 3/25/32*	22,093
119,090	Structured Asset Mortgage Investments, Inc., Series 1999-2, Class 3A, 6.75%, 5/25/29*	124,912
1,865,971	Verus Securitization Trust, Series 2017-SG1A, Class A1, 2.69%, 11/25/47(b)(d)	1,848,447
5,396	Washington Mutual, Series 2003-S4, Class 4A1, 4.00%, 2/25/32*	5,403
841	Washington Mutual, Series 2003-S13, Class 21A1, 4.50%, 12/25/18*	840
21,177	Washington Mutual Mortgage Pass-Through Certificates, Series 2004-CB1, Class 5A, 5.00%, 6/25/19*	21,212

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Prime Fixed Mortgage Backed Securities, continued:
$10,614	Washington Mutual Mortgage Pass-Through Certificates, Series 2004-CB4, Class 22A, 6.00%, 12/25/19*	$10,718
		9,938,027
Subprime Mortgage Backed Securities (6.4%)
1,411,096	Towd Point Mortgage Trust, Series 2016-1, Class A1B, 2.75%, 2/25/55*(b)(d)	1,392,769
1,183,817	Towd Point Mortgage Trust, Series 2017-1, Class A1, 2.75%, 10/25/56*(b)(d)	1,162,134
2,292,837	Towd Point Mortgage Trust, Series 2017-2, Class A1, 2.75%, 4/25/57*(b)(d)	2,251,170
1,324,702	Towd Point Mortgage Trust, Series 2017-6, Class A1, 2.75%, 10/25/57*(b)(d)	1,295,618
		6,101,691
U.S. Government Agency Mortgage Backed Securities (20.5%)
543,677	Fannie Mae, Series 2013-68, Class 10A1, 1.00%, 3/25/42	494,543
355,513	Fannie Mae, Series 2012-31, Class PA, 2.00%, 4/25/41	342,833
740,729	Fannie Mae, Series 2012-51, Class EB, 2.00%, 1/25/40	710,710
785,943	Fannie Mae, Series 2012-96, Class PD, 2.00%, 7/25/41	749,513
598,168	Fannie Mae, Series 2013-18, Class 10A1, 2.00%, 12/25/42	567,899
330,250	Fannie Mae, Series 2013-68, Class LE, 2.00%, 4/25/43	314,918
499,536	Fannie Mae, Series 2011-126, Class ED, 2.25%, 4/25/40	482,770
251,858	Fannie Mae, Series 2013-73, Class 10A1, 2.25%, 6/25/42	242,223
439,155	Fannie Mae, Series 2013-74, Class 10A1, 2.25%, 6/25/42(d)	424,657
91,807	Fannie Mae, Series 2012-2, Class 10A1, 2.50%, 5/25/41	90,930
205,154	Fannie Mae, Series 2011-118, Class 10A1, 3.00%, 11/25/41	204,153
185,535	Fannie Mae, Series 2011-124, Class 10A1, 3.00%, 9/25/29	185,977
736,390	Fannie Mae, Series 2014-1, Class AB, 3.00%, 6/25/43	721,125
29,366	Fannie Mae, 3.17% (US0012M + 132 bps), 1/1/35, Pool #805386	30,422
6,797	Fannie Mae, 3.22% (H15T1Y + 187 bps), 12/1/22, Pool #303247	6,915
4,874	Fannie Mae, 3.76% (H15T1Y + 216 bps), 6/1/32, Pool #725286	4,988
48,940	Fannie Mae, 4.26% (H15T1Y + 229 bps), 2/1/30, Pool #556998	49,935
1,126,266	Fannie Mae, Series 2003-W14, Class 2A, 4.28%, 1/25/43*(d)	1,183,291
923,593	Fannie Mae, Series 2003-W16, Class AF5, 4.40%, 11/25/33*(d)	953,940
23,311	Fannie Mae, Series 2001-W4, Class AF6, 5.61%, 1/25/32*(d)	24,031
2,145	Fannie Mae, Series 1992-129, Class L, 6.00%, 7/25/22	2,222

See notes to financial statements

Schedule of Portfolio Investments August 31, 2018	Limited Duration Fund Continued

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$24,721	Fannie Mae, Series 2001-W2, Class AF6, 6.59%, 10/25/31*(d)	$26,214
13,541	Fannie Mae, Series 2001-W1, Class AF6, 6.90%, 7/25/31*(d)	15,183
104	Fannie Mae, Series 1991-108, Class J, 7.00%, 9/25/21	108
424	Fannie Mae, Series 1992-195, Class C, 7.50%, 10/25/22	444
1,000	Fannie Mae, Series 1996-42, Class LL, 7.50%, 9/25/26	1,086
338,060	Freddie Mac, Series 4146, Class 10A1, 1.50%, 10/15/42	325,277
1,409,322	Freddie Mac, Series 4220, Class KC, 1.50%, 5/15/32	1,345,972
1,005,368	Freddie Mac, Series 4039, Class ME, 2.00%, 12/15/40(d)	971,370
287,870	Freddie Mac, Series 3982, Class MD, 2.00%, 5/15/39	277,374
477,813	Freddie Mac, Series 4019, Class GB, 2.00%, 12/15/41	455,720
800,136	Freddie Mac, Series 4030, Class DA, 2.00%, 2/15/41	776,839
1,026,865	Freddie Mac, Series 4079, Class WA, 2.00%, 8/15/40	989,254
428,253	Freddie Mac, Series 4408, Class GA, 2.00%, 9/15/41	409,294
1,423,409	Freddie Mac, Series: 4272, Class YG, 2.00%, 11/15/26	1,387,494
104,412	Freddie Mac, Series 3890, Class BA, 2.50%, 11/15/40	102,671
709,847	Freddie Mac, Series 3913, Class PC, 2.50%, 3/15/41	689,243
740,304	Freddie Mac, Series 4312, Class 10A1, 2.50%, 12/15/41	722,265
710,944	Freddie Mac, Series 4564, Class 10A1, 2.50%, 3/15/46	686,420
111,213	Freddie Mac, Series 3752, Class JA, 2.75%, 4/15/40	110,717
32,124	Freddie Mac, Series 3724, Class NE, 3.00%, 7/15/38	32,172
135,249	Freddie Mac, Series 4017, Class MA, 3.00%, 3/15/41	132,522
857,463	Freddie Mac, Series 4374, Class GA, 3.00%, 9/15/36	845,744
6,048	Freddie Mac, 3.64% (US0006M + 154 bps), 4/1/36, Pool #1N0148	6,249
641,504	Freddie Mac, Series T-67, Class 1A1C, 3.67%, 3/25/36*(d)	651,810
21,727	Freddie Mac, 4.00%, 9/1/33, Pool #N31025	22,113
45,765	Freddie Mac, Series 3819, Class JP, 4.00%, 8/15/39	45,304
626,274	Freddie Mac, Series 3688, Class HQ, 6.00%, 11/15/21	639,293
4,000	Freddie Mac, Series 2454, Class LL, 6.25%, 4/15/32	4,075

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$1,245	Freddie Mac, Series 180, Class H, 6.50%, 9/15/21*	$1,269
1,006	Freddie Mac, Series 114, Class H, 6.95%, 1/15/21*	1,024
1,099	Freddie Mac, Series 1163, Class JA, 7.00%, 11/15/21*	1,124
25	Freddie Mac, Series 139, Class G, 7.00%, 4/15/21*	25
1,349	Freddie Mac, Series 1474, Class E, 7.00%, 2/15/23*	1,424
1,000	Freddie Mac, Series 53, Class A, 7.13%, 7/20/26*	1,050
1,990	Freddie Mac, Series 1310, Class J, 8.00%, 6/15/22*	2,117
1,466	Freddie Mac, Series 1312, Class I, 8.00%, 7/15/22*	1,563
392,169	Government National Mortgage Assoc., Series 2013-69, Class 10A1, 2.00%, 9/20/42	346,352
31,980	Government National Mortgage Assoc., Series 2012-14, Class PE, 3.00%, 11/20/40*	31,739
2,160	Government National Mortgage Assoc., 3.13% (H15T1Y + 150 bps), 12/20/21, Pool #8889	2,167
3,195	Government National Mortgage Assoc., 3.13% (H15T1Y + 150 bps), 12/20/27, Pool #80141	3,291
5,867	Government National Mortgage Assoc., 3.13% (H15T1Y + 150 bps), 11/20/29, Pool #876947	5,852
3,602	Government National Mortgage Assoc., 3.37% (H15T1Y + 150 bps), 1/20/23, Pool #8123	3,659
4,629	Government National Mortgage Assoc., 3.37% (H15T1Y + 150 bps), 1/20/25, Pool #8580	4,734
2,681	Government National Mortgage Assoc., 3.37% (H15T1Y + 150 bps), 3/20/26, Pool #8832	2,715
3,983	Government National Mortgage Assoc., 3.37% (H15T1Y + 150 bps), 3/20/29, Pool #80263	3,997
6,307	Government National Mortgage Assoc., 3.50% (H15T1Y + 150 bps), 1/20/25, Pool #8585	6,455
16,722	Government National Mortgage Assoc., 3.62% (H15T1Y + 150 bps), 5/20/34, Pool #80916	17,325
125	Government National Mortgage Assoc., 6.50%, 12/15/25, Pool #414856	137
110	Government National Mortgage Assoc., 7.00%, 4/20/24, Pool #1655	115
37	Government National Mortgage Assoc., 7.00%, 11/20/26, Pool #2320	38

See notes to financial statements

Schedule of Portfolio Investments August 31, 2018	Limited Duration Fund Concluded

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$332	Government National Mortgage Assoc., 7.50%, 3/15/24, Pool #376439	$339
		19,898,733
Total Mortgage Backed Securities		41,728,021

Corporate Bonds (15.8%)
Banks (8.5%)
1,450,000	Bank of America Corp., 3.55% (US0003M + 78 bps), 3/5/24, Callable 3/5/23 @ 100 *	1,441,122
500,000	Export-Import Bank of Korea, 2.13%, 1/25/20	492,519
1,050,000	Export-Import Bank of Korea, 2.25%, 1/21/20	1,037,146
1,500,000	Korea Development Bank, 3.00%, 3/17/19	1,500,707
1,500,000	Mizuho Financial Group, 2.95%, 2/28/22	1,471,442
1,000,000	Mizuho Financial Group, Inc., 3.55%, 3/5/23	996,088
1,500,000	Wells Fargo & Co., 2.63%, 7/22/22, MTN	1,452,275
		8,391,299
Capital Markets (0.1%)
2,000,000	Lehman Brothers Holdings, Inc., 6.00%, 7/19/12 (e)	59,200
Diversified Telecommunication Services (1.8%)
1,743,000	AT&T, Inc., 2.80%, 2/17/21, Callable 1/17/21 @ 100 *	1,723,399
Internet Software & Services (2.8%)
1,420,000	Baidu, Inc., 2.75%, 6/9/19	1,414,789
1,250,000	eBay, Inc., 2.82% (US0003M + 48 bps), 8/1/19	1,252,489
		2,667,278

Shares or Principal Amount	Security Description	Value

Corporate Bonds, continued:
Multiline Retail (2.1%)
$2,010,000	Macys Retail Holdings, Inc., 3.88%, 1/15/22, Callable 10/15/21 @ 100 *	$2,002,347
Thrifts & Mortgage Finance (0.5%)
447,000	Aviation Capital Group LLC, 7.13%, 10/15/20 (b)	479,215
Total Corporate Bonds		15,322,738

Taxable Municipal Bonds (2.7%)
Delaware (1.1%)
1,000,000	State of Delaware, Build America Bonds, GO, Series D, 5.60%, 10/1/29, Continuously Callable @100	1,024,810
Georgia (1.6%)
1,500,000	State of Georgia, Build America Bonds, GO, Series H, 4.50%, 11/1/25	1,563,480
Total Taxable Municipal Bonds		2,588,290

U.S. Treasury Obligations (23.5%)
U.S. Treasury Notes
14,000,000	1.25%, 12/15/18	13,964,864
5,500,000	2.25%, 2/29/20	5,473,574
3,500,000	2.25%, 2/15/27	3,345,781
		22,784,219
Total U.S. Treasury Obligations		22,784,219

Investment in Affiliates (3.5%)
3,395,393	Cavanal Hill Government Securities Money Market Fund, Institutional Shares, 1.80%(f)	3,395,393
Total Investment in Affiliates		3,395,393

Total Investments (Cost $99,252,830)(g) - 99.7%		96,592,304
Other assets in excess of liabilities — 0.3%		255,666
Net Assets - 100.0%		$96,847,970

(a)	The Adviser has deemed these securities to be illiquid according to the policies and procedures adopted by the Board of Trustees. At August 31, 2018, illiquid securities were 4.9% of the Fund’s net assets.

(b)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.

(c)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees. At August 31, 2018, illiquid securities were 3.1% of the Fund’s net assets.

(d)	The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate presented is the rate in effect at August 31, 2018.

(e)	Issuer has defaulted on the payment of interest.

(f)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2018.

(g)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.

*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.

†	Mortgage backed securities are classified based on the characteristics of their underlying collateral, the fixed vs. variable nature of the obligations, and the credit standing of the mortgagors. The fixed or variable rate nature of securities interest payments to which the fund is entitled may not coincide with the payment nature of the collateral underlying the securities.

12MTA	12 Month Treasury Average
GO	General Obligation
H15T1Y	1 Year Treasury Constant Maturity Rate
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
Re-REMIC	Restructured Real Estate Mortgage Investment Conduits
US0001M	1 Month US Dollar LIBOR
US0003M	3 Month US Dollar LIBOR
US0006M	6 Month US Dollar LIBOR
US0012M	12 Month US Dollar LIBOR

See notes to financial statements

Schedule of Portfolio Investments August 31, 2018	Moderate Duration Fund

Shares or Principal Amount	Security Description	Value

Asset Backed Securities (4.2%)
$327,003	AccessLex Institute, Series 2007-1, Class C, 2.74% (US0003M + 40 bps), 10/25/35*(a)	$307,083
94,470	Aegis Asset Backed Securities Trust, Series 2004-4, Class A1, 2.78% (US0001M + 72 bps), 10/25/34*	94,360
6,459	Bear Stearns Asset Backed Securities, Inc., Series 2002-1, Class 1A5, 6.89%, 12/25/34*(b)	6,637
107,776	Raspro Trust, Series 2005-1A, Class 10A1, 2.72% (US0003M + 40 bps), 3/23/24(c)	107,348
7	Residential Funding Mortgage Securities I, Series 2004-HS1, Class AI6, 3.64%, 3/25/34*(b)	7
570,000	SLM Student Loan Trust, Series 2012-7, Class B, 3.86% (US0001M + 180 bps), 9/25/43*	571,975
203,975	Vantage Data Centers Issuer LLC, Series 2018-1A, Class A2, 4.07%, 2/16/43*(c).	205,707
Total Asset Backed Securities		1,293,117

Mortgage Backed Securities† (28.5%)
Alt-A - Fixed Rate Mortgage Backed Securities (2.7%)
6,605	Bank of America Alternative Loan Trust, Series 2005-9, Class 5A1, 5.50%, 10/25/20*	6,498
78,114	Chaseflex Trust, Series 2005-2, Class 1A1, 6.00%, 6/25/35*	74,859
5,458	Countrywide Alternative Loan Trust, Series 2005-3CB, Class 1A4, 5.25%, 3/25/35*	5,337
17,499	Countrywide Alternative Loan Trust, Series 2004-5CB, Class 1A1, 6.00%, 5/25/34*	17,707
89,655	Countrywide Alternative Loan Trust, Series 2006-J8, Class A2, 6.00%, 2/25/37*	64,063
76,856	Deutsche Alternative-A Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Class A3, 5.35%, 6/25/36*(b)	73,518
15,814	Master Alternative Loans Trust, Series 2004-1, Class 4A1, 5.50%, 2/25/34*	16,031
7,239	Master Alternative Loans Trust, Series 2004-13, Class 12A1, 5.50%, 12/25/19*	6,783
22,585	Master Alternative Loans Trust, Series 2004-4, Class 1A1, 5.50%, 5/25/34*	23,439
2,759	Master Alternative Loans Trust, Series 2005-1, Class 5A1, 5.50%, 1/25/20*	2,801
60,750	Master Alternative Loans Trust, Series 2004-6, Class 10A1, 6.00%, 7/25/34*	62,545
24,877	Master Alternative Loans Trust, Series 2004-6, Class 7A1, 6.00%, 7/25/34*	25,439
8,749	Master Alternative Loans Trust, Series 2003-7, Class 6A1, 6.50%, 12/25/33*	9,148
24,783	Master Alternative Loans Trust, Series 2004-4, Class 8A1, 6.50%, 5/25/34*	25,903
36,401	Master Alternative Loans Trust, Series 2004-6, Class 6A1, 6.50%, 7/25/34*	36,735

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Alt-A - Fixed Rate Mortgage Backed Securities, continued:
$12,805	Nomura Asset Acceptance Corp., Series 2005-AP1, Class 2A5, 4.86%, 2/25/35*(b)	$12,835
36,861	Nomura Asset Acceptance Corp., Series 2005-AP2, Class A5, 4.98%, 5/25/35*(b)	27,972
5,740	Nomura Asset Acceptance Corp., Series 2005-WF1, Class 2A5, 5.16%, 3/25/35*(b)	5,948
97,772	Nomura Asset Acceptance Corp., Series 2006-AF1, Class 1A2, 6.16%, 5/25/36*(b)	38,155
50,295	Ocwen Residential MBS Corp., Series 1998-R1, Class B1, 4.21%, 10/25/40(b) (c)	49,080
527	Residential Accredit Loans, Inc., Series 2003-QS18, Class A1, 5.00%, 9/25/18*	527
12,038	Residential Accredit Loans, Inc., Series 2005-QS2, Class A1, 5.50%, 2/25/35*	11,996
11,272	Residential Accredit Loans, Inc., Series 2006-QS18, Class 3A3, 5.75%, 12/25/21*	10,636
17,656	Residential Accredit Loans, Inc., Series 2006-QS5, Class A9, 6.00%, 5/25/36*	16,315
34,634	Residential Accredit Loans, Inc., Series 2006-QS12, Class 1A2, 6.50%, 9/25/36*	25,858
51,067	Residential Asset Securitization Trust, Series 2005-A14, Class A5, 5.50%, 12/25/35*	42,526
72,631	Residential Asset Securitization Trust, Series 2006-A8, Class 1A1, 6.00%, 8/25/36*	63,892
77,160	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-6, Class 1CB, 6.50%, 8/25/35*	74,187
		830,733
Prime Adjustable Rate Mortgage Backed Securities (1.7%)
12,699	Bank of America Funding Corp., Series 2004-B, Class 5A1, 4.03%, 11/20/34*(b)	12,421
14,568	Bear Stearns Mortgage Trust, Series 2004-9, Class 12A3, 3.87%, 11/25/34*(b)	14,570
4,430	Bear Stearns Mortgage Trust, Series 2003-7, Class 4A, 3.92%, 10/25/33*(b)	4,592
12,294	Countrywide Home Loans, Series 2004-2, Class 2A1, 2.75%, 2/25/34*(b)	11,740
15,709	Countrywide Home Loans, Series 2004-12, Class 10A1, 4.21%, 8/25/34*(b)	15,374
24,231	HomeBanc Mortgage Trust, Series 2006-1, Class 1A1, 3.35%, 4/25/37*(b)	21,596
8,269	JPMorgan Mortgage Trust, Series 2006-A2, Class 2A1, 3.70%, 4/25/36*(b)	7,878
42,514	JPMorgan Mortgage Trust, Series 2006-A6, Class 1A4L, 3.93%, 10/25/36*(b)	38,468

See notes to financial statements

Schedule of Portfolio Investments	Moderate Duration Fund
August 31, 2018	Continued

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Prime Adjustable Rate Mortgage Backed Securities, continued:
$62,841	JPMorgan Mortgage Trust, Series 2005-A1, Class 3A4, 4.00%, 2/25/35*(b)	$64,495
362,360	JPMorgan Mortgage Trust, Series 2005-A6, Class 3A3, 4.27%, 9/25/35*(b)	340,689
2,753	Wachovia Mortgage Loan Trust LLC, Series 2005-A, Class 4A2, 4.50%, 8/20/35*(b)	487
1,885	Wells Fargo Mortgage Backed Securities Trust, Series 2004-E, Class A1, 4.35%, 5/25/34*(b)	1,925
		534,235
Prime Fixed Mortgage Backed Securities (2.0%)
11,796	American Home Mortgage Investment Trust, Series 2005-2, Class 5A1, 5.06%, 9/25/35*(b)	11,625
19,714	Chase Mortgage Finance Corp., Series 2007-S2, Class 2A1, 5.50%, 3/25/37*	16,447
12,719	Citigroup Mortgage Loan Trust, Inc., Series 2005-1, Class 3A1, 6.50%, 4/25/35	13,048
12,420	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM1, Class 1A3, 6.75%, 7/25/34*	13,731
7,810	Countrywide Alternative Loan Trust, Series 2003-J3, Class 2A1, 6.25%, 12/25/33*	7,981
4,602	Countrywide Home Loans, Series 2004-24CB, Class 2A1, 5.00%, 11/25/19*	4,600
4,323	Countrywide Home Loans, Series 2004-J6, Class 1A2, 5.25%, 8/25/24*	4,288
12,609	Countrywide Home Loans, Series 2005-29, Class A1, 5.75%, 12/25/35*	11,118
1,477	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-1, Class 4A1, 5.00%, 2/25/19*	1,505
28,055	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-27, Class 8A1, 6.00%, 11/25/33*	29,212
13	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-29, Class 8A1, 6.00%, 11/25/18*	13
11,248	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-8, Class 5A1, 6.50%, 4/25/33*	11,430
346,412	GSR Mortgage Loan Trust, Series 2004-13F, Class 2A1, 4.25%, 11/25/34	344,980
408	GSR Mortgage Loan Trust, Series 2004-10F, Class 2A4, 5.00%, 8/25/19*	408
919	GSR Mortgage Loan Trust, Series 2003-2F, Class 3A1, 6.00%, 3/25/32*	935
33,727	Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 3A, 6.00%, 4/25/34*	35,432
3,024	Prime Mortgage Trust, Series 2004-CL1, Class 1A1, 6.00%, 2/25/34*	3,187
70,984	Residential Asset Mortgage Products, Inc., Series 2005-SL2, Class A3, 7.00%, 2/25/32*	69,193
14,777	Structured Asset Mortgage Investments, Inc., Series 1999-2, Class 3A, 6.75%, 5/25/29*	15,499

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Prime Fixed Mortgage Backed Securities, continued:
$188	Structured Asset Securities Corp., Series 1997-2, Class 2A4, 7.25%, 3/28/30*	$202
2,006	Washington Mutual Mortgage Pass-Through Certificates, Series 2003-S11, Class 1A, 5.00%, 11/25/33*	2,026
954	Washington Mutual Mortgage Pass-Through Certificates, Series 2004-RA1, Class 2A, 7.00%, 3/25/34*	1,034
		597,894
Subprime Mortgage Backed Securities (1.4%)
136,854	Towd Point Mortgage Trust, Series 2018-1, Class A1, 3.00%, 1/25/58(b)(c)	134,680
290,881	Towd Point Mortgage Trust, Series 2018-2, Class A1, 3.25%, 3/25/58(b)(c)	287,876
		422,556
U.S. Government Agency Mortgage Backed Securities (20.7%)
67,960	Fannie Mae, Series 2013-68, Class 10A1, 1.00%, 3/25/42	61,818
183,625	Fannie Mae, Series 2012-10, Class TA, 2.00%, 3/25/38	179,252
407,100	Fannie Mae, Series 2012-30, Class BA, 2.00%, 6/25/41	386,230
376,679	Fannie Mae, Series 2012-8, Class KA, 2.00%, 6/25/41	362,216
99,695	Fannie Mae, Series 2013-18, Class 10A1, 2.00%, 12/25/42	94,650
125,929	Fannie Mae, Series 2013-73, Class 10A1, 2.25%, 6/25/42	121,112
175,663	Fannie Mae, Series 2013-74, Class 10A1, 2.25%, 6/25/42(b)	169,864
174,189	Fannie Mae, Series 2010-100, Class LA, 2.50%, 7/25/40	169,117
45,904	Fannie Mae, Series 2012-2, Class 10A1, 2.50%, 5/25/41	45,465
314,449	Fannie Mae, Series 2014-61, Class P, 2.50%, 7/25/44	302,100
484,948	Fannie Mae, Series 2015-12, Class PC, 2.50%, 7/25/44	462,753
463	Fannie Mae, Series 1992-45, Class F, 2.83% (T7Y), 4/25/22	458
189,767	Fannie Mae, Series 2011-118, Class 10A1, 3.00%, 11/25/41	188,842
46,384	Fannie Mae, Series 2011-124, Class 10A1, 3.00%, 9/25/29	46,494
386,990	Fannie Mae, Series 2012-50, Class LG, 3.00%, 9/25/40	376,983
389,591	Fannie Mae, Series 2015-59, Class LM, 3.00%, 7/25/45	385,302
2,079	Fannie Mae, 3.61% (US0012M + 186 bps), 1/1/37, Pool #906675	2,205
3,028	Fannie Mae, 3.95% (US0012M + 162 bps), 9/1/33, Pool #739372	3,118
1,305	Fannie Mae, 4.75% (H15T1Y + 250 bps), 7/1/23, Pool #224951	1,314
196	Fannie Mae, 6.00%, 4/1/35, Pool #735503	217
253	Fannie Mae, Series 1989-52, Class G, 6.00%, 8/25/19	254
1,381	Fannie Mae, Series 1990-89, Class K, 6.50%, 7/25/20	1,413

See notes to financial statements

Schedule of Portfolio Investments	Moderate Duration Fund
August 31, 2018	Continued

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$1,709	Fannie Mae, Series 2001-55, Class PC, 6.50%, 10/25/31	$1,878
14,835	Fannie Mae, Series 2003-W2, Class 1A2, 7.00%, 7/25/42*	16,654
666	Fannie Mae, Series 2002-T1, Class A3, 7.50%, 11/25/31*	752
1,971	Fannie Mae, Series 1992-31, Class M, 7.75%, 3/25/22	2,080
808	Fannie Mae, Series G-32, Class L, 8.00%, 10/25/21	851
127	Fannie Mae, Series G-32, Class N, 8.10%, 10/25/21	132
709	Fannie Mae, Series 1991-66, Class J, 8.13%, 6/25/21	743
165	Fannie Mae, Series 1991-18, Class H, 8.50%, 3/25/21	172
154	Fannie Mae, Series G-7, Class E, 8.90%, 3/25/21	160
95	Fannie Mae, Series 1990-62, Class G, 9.00%, 6/25/20	98
84,515	Freddie Mac, Series 4146, Class 10A1, 1.50%, 10/15/42	81,319
197,223	Freddie Mac, Series 4220, Class KC, 1.50%, 5/15/32	188,357
225,631	Freddie Mac, Series 3936, Class LA, 2.00%, 6/15/40	219,725
237,700	Freddie Mac, Series 4408, Class GA, 2.00%, 9/15/41	227,177
144,012	Freddie Mac, Series 4461, Class EA, 2.00%, 7/15/37	134,045
298,413	Freddie Mac, Series 4129, Class PA, 2.50%, 7/15/42	287,424
386,807	Freddie Mac, Series 4173, Class KA, 2.50%, 7/15/42	372,801
155,179	Freddie Mac, Series 4312, Class 10A1, 2.50%, 12/15/41	151,398
396,218	Freddie Mac, Series 4564, Class 10A1, 2.50%, 3/15/46	382,550
107	Freddie Mac, Series 1222, Class P, 2.57% (T10Y - 40 bps), 3/15/22*	107
1,291	Freddie Mac, Series 3982, Class AJ, 3.00%, 6/15/36	1,291
213,690	Freddie Mac, Series 4316, Class JY, 3.00%, 1/15/44	212,141
181,932	Freddie Mac, Series 4332, Class NH, 3.00%, 9/15/43	178,189
245,317	Freddie Mac, Series 4374, Class GA, 3.00%, 9/15/36	241,964
19,507	Freddie Mac, 5.25% (H15T1Y + 228 bps), 8/1/34, Pool #755230	19,567
2,256	Freddie Mac, Series 1136, Class H, 6.00%, 9/15/21*	2,316
3,000	Freddie Mac, Series 2454, Class LL, 6.25%, 4/15/32	3,056
1,328	Freddie Mac, Series 1128, Class IB, 7.00%, 8/15/21*	1,368
2,429	Freddie Mac, Series 1379, Class H, 7.00%, 10/15/22*	2,539

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$2,047	Freddie Mac, Series 1714, Class K, 7.00%, 4/15/24*	$2,180
577	Freddie Mac, Series 1052, Class G, 7.50%, 3/15/21*	595
2,209	Freddie Mac, Series 1904, Class D, 7.50%, 10/15/26*	2,412
458	Freddie Mac, Series 1119, Class H, 7.75%, 8/15/21*	479
3,129	Freddie Mac, Series 1281, Class I, 8.00%, 5/15/22*	3,310
4,711	Freddie Mac, Series 1310, Class J, 8.00%, 6/15/22*	5,012
75	Freddie Mac, Series 138, Class E, 8.07%, 7/15/21*	77
87,243	Government National Mortgage Assoc., Series 2013-104, Class DC, 2.00%, 4/20/40	85,910
84,036	Government National Mortgage Assoc., Series 2013-69, Class 10A1, 2.00%, 9/20/42	74,218
52,866	Government National Mortgage Assoc., Series 2010-69, Class MC, 2.50%, 4/20/40	52,157
6,424	Government National Mortgage Assoc., 7.00%, 3/15/26, Pool #419128	6,433
109	Government National Mortgage Assoc., 7.00%, 3/20/27, Pool #2394	120
1,266	Government National Mortgage Assoc., 8.00%, 5/15/23, Pool #343406	1,269
759	Government National Mortgage Assoc., 8.00%, 10/20/24, Pool #1884	807
87	Government National Mortgage Assoc., 8.00%, 2/20/26, Pool #2171	94
195	Government National Mortgage Assoc., 8.00%, 3/20/26, Pool #2187	208
1,984	Government National Mortgage Assoc., 8.00%, 4/20/26, Pool #2205	2,114
4,944	Government National Mortgage Assoc., 8.00%, 5/20/26, Pool #2219	5,303
101	Government National Mortgage Assoc., 8.00%, 6/15/26, Pool #426149	101
		6,334,830
Total Mortgage Backed Securities		8,720,248

Corporate Bonds (20.5%)
Banks (3.2%)
585,000	Bank of America Corp., 3.55% (US0003M + 78 bps), 3/5/24, Callable 3/5/23 @ 100 *	581,417
440,000	Wells Fargo & Co., 3.00%, 10/23/26	411,366
		992,783
Beverages (2.0%)
475,000	Keurig Dr Pepper, Inc., 3.55%, 5/25/21 (c).	476,042
134,000	Molson Coors Brewing Co., 3.00%, 7/15/26, Callable 4/15/26 @ 100 *	123,188
		599,230
Biotechnology (1.1%)
350,000	Amgen, Inc., 2.20%, 5/11/20	345,657

See notes to financial statements

Schedule of Portfolio Investments	Moderate Duration Fund
August 31, 2018	Continued

Shares or Principal Amount	Security Description	Value

Corporate Bonds, continued:
Capital Markets (1.4%)
$440,000	Goldman Sachs Group, Inc., 3.50%, 11/16/26, Callable 11/16/25 @ 100 *	$419,254
Diversified Telecommunication Services (1.6%)
460,000	AT&T, Inc., 3.40%, 5/15/25, Callable 2/15/25 @ 100 *	437,351
39,000	Qwest Corp., Series MBIA, 6.88%, 9/15/33, Callable 10/9/18 @ 100 *	38,852
		476,203
Food Products (1.1%)
350,000	Campbell Soup Co., 3.95%, 3/15/25, Callable 1/15/25 @ 100 *	340,497
Hotels, Restaurants & Leisure (1.3%)
420,000	Royal Caribbean Cruises, Ltd., 2.65%, 11/28/20	412,931
Industrial Conglomerates (1.2%)
375,000	General Electric Co., 3.10%, 1/9/23	370,006
Internet Software & Services (1.3%)
400,000	eBay, Inc., 2.82% (US0003M + 48 bps), 8/1/19	400,796
Multiline Retail (0.5%)
150,000	Macys Retail Holdings, Inc., 2.88%, 2/15/23, Callable 11/15/22 @ 100 *	141,796
Oil, Gas & Consumable Fuels (1.1%)
350,000	BP Capital Markets PLC, 2.75%, 5/10/23	340,342
Real Estate Management & Development (1.0%)
294,723	JBG/Rockville NCI Campus LLC, Series 2010-A, 3.90%, 7/15/23 (c)	297,977
Technology Hardware, Storage & Peripherals (1.1%)
350,000	Apple, Inc., 3.20%, 5/11/27, Callable 2/11/27 @ 100 *	340,627
Thrifts & Mortgage Finance (2.6%)
925,872	Preferred Term Securities XX, Class B2, 2.79% (US0003M + 45 bps), 3/22/38, Callable 10/8/18 @ 100 *(c)	798,564
Total Corporate Bonds		6,276,663

Taxable Municipal Bonds (10.2%)
Illinois (1.6%)
500,000	Rosemont Illinois State, GO, Series A, 2.76%, 12/1/19, Insured by: MAC	496,505
Kansas (1.5%)
440,000	Kansas State Development Finance Authority Revenue, Series H, 4.29%, 4/15/29	452,487
Missouri (0.6%)
165,000	Hanley Road Corridor Transnational Development Missouri Transnational Tax Revenue, Build America Bonds, 7.50%, 10/1/39, Continuously Callable @100	171,265
Rhode Island (1.3%)
400,000	Rhode Island Convention Center Authority Revenue, 3.15%, 5/15/25	390,640

Shares or Principal Amount	Security Description	Value

Taxable Municipal Bonds, continued:
South Carolina (1.1%)
$350,000	South Carolina Public Service Authority Revenue, Series D, 2.39%, 12/1/23	$327,817

Texas (2.5%)
445,000	Dallas Independent School District, Build America Bonds, GO, 6.45%, 2/15/35, Continuously Callable @100, Insured by: PSF-GTD	479,496
310,000	University of Texas Revenue, Series B, 6.28%, 8/15/41, Continuously Callable @100	319,319
		798,815
Wisconsin (1.6%)
465,000	Public Financial Authority Wisconsin Revenue, 4.45%, 10/1/25, Insured by: AGC	478,136
Total Taxable Municipal Bonds		3,115,665

U.S. Government Agency Securities (8.0%)
Fannie Mae
750,000	2.00%, 7/28/21, Callable 10/28/18 @ 100 *(b)(d)	741,481
Freddie Mac
1,750,000	2.00%, 11/23/21, Callable 11/23/18 @ 100 *(b)(d)	1,715,112
Total U.S. Government Agency Securities		2,456,593
U.S. Treasury Obligations (24.8%)
U.S. Treasury Inflation Indexed Notes
1,113,000	0.38%, 7/15/25	1,157,434
U.S. Treasury Notes
2,703,000	1.25%, 12/15/18	2,696,216
1,970,000	2.25%, 2/29/20	1,960,535
1,845,000	2.25%, 2/15/27	1,763,705
		6,420,456
Total U.S. Treasury Obligations		7,577,890

Investment in Affiliates (3.6%)
1,114,485	Cavanal Hill Government Securities Money Market Fund, Institutional Shares, 1.80%(e)	1,114,485
Total Investment in Affiliates		1,114,485

Total Investments (Cost $31,147,773)(f) - 99.8%		30,554,661
Other assets in excess of liabilities — 0.2%		63,873
Net Assets - 100.0%		$30,618,534

See notes to financial statements

Schedule of Portfolio Investments	Moderate Duration Fund
August 31, 2018	Concluded

(a)	The Adviser has deemed these securities to be illiquid according to the policies and procedures adopted by the Board of Trustees. At August 31, 2018, illiquid securities were 1.0% of the Fund’s net assets.

(b)	The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate presented is the rate in effect at August 31, 2018.

(c)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.

(d)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at August 31, 2018.
(e)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2018.

(f)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.

*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.

†	Mortgage backed securities are classified based on the characteristics of their underlying collateral, the fixed vs. variable nature of the obligations, and the credit standing of the mortgagors. The fixed or variable rate nature of securities interest payments to which the fund is entitled may not coincide with the payment nature of the collateral underlying the securities.

AGC	Assured Guaranty Corporation
GO	General Obligation
H15T1Y	1 Year Treasury Constant Maturity Rate
LIBOR	London Interbank Offered Rate
MAC	Municipal Assurance Corporation
PSF-GTD	Public School Fund Guaranteed
T10Y	10 Year Treasury Constant Maturity Rate
T7Y	7 Year Treasury Constant Maturity Rate
US0001M	1 Month US Dollar LIBOR
US0003M	3 Month US Dollar LIBOR
US0012M	12 Month US Dollar LIBOR

See notes to financial statements

Schedule of Portfolio Investments	Bond Fund
August 31, 2018

Shares or Principal Amount	Security Description	Value

Asset Backed Securities (1.6%)
$1,031,316	AccessLex Institute, Series 2007-1, Class C, 2.74% (US0003M + 40 bps), 10/25/35*(a)	$968,493
12,272	Bear Stearns Asset Backed Securities, Inc., Series 2002-1, Class 1A5, 6.89%, 12/25/34*(b)	12,610
29,354	Bear Stearns Asset Backed Securities, Inc., Series 2003-AC7, Class A1, 5.50%, 1/25/34*(b)	29,512
723	RAAC, Series 2004-SP1, Class AI4, 5.29%, 8/25/27*(b)	727
65,922	Structured Asset Securities Corp., Series 2003-AL2, Class A, 3.36%, 1/25/31(c)	65,064
507,450	Vantage Data Centers Issuer LLC, Series 2018-1A, Class A2, 4.07%, 2/16/43*(c)	511,759
Total Asset Backed Securities		1,588,165

Mortgage Backed Securities† (26.4%)
Alt-A - Adjustable Rate Mortgage Backed Securities (0.1%)
82,003	Bear Stearns Alternative-A Trust, Series 2006-6, Class 32A1, 3.75%, 11/25/36*(b)	68,779
26,755	JPMorgan Alternative Loan Trust, Series 2006-S4, Class A6, 5.71%, 12/25/36*(b)	25,605
		94,384
Alt-A - Fixed Rate Mortgage Backed Securities (1.3%)
17,600	Bank of America Alternative Loan Trust, Series 2005-9, Class 1CB3, 5.50%, 10/25/35*	17,511
24,039	Bank of America Alternative Loan Trust, Series 2006-4, Class CB1, 6.50%, 5/25/46*	24,670
46,868	Chaseflex Trust, Series 2005-2, Class 1A1, 6.00%, 6/25/35*	44,915
29,288	Chaseflex Trust, Series 2007-1, Class 1A3, 6.50%, 2/25/37*	18,645
88,828	Countrywide Alternative Loan Trust, Series 2005-46CB, Class A3, 5.50%, 10/25/35*	83,884
129,054	Countrywide Alternative Loan Trust, Series 2006-8T1, Class 2A3, 5.50%, 4/25/36*	114,294
13,174	Countrywide Alternative Loan Trust, Series 2004-22CB, Class 1A1, 6.00%, 10/25/34*	13,549
32,730	Countrywide Alternative Loan Trust, Series 2006-8T1, Class 1A4, 6.00%, 4/25/36*	25,463
245,315	Countrywide Alternative Loan Trust, Series 2007-9T1, Class 1A7, 6.00%, 5/25/37*	178,897
244,966	Countrywide Alternative Loan Trust, Series 2006-36T2, Class 2A4, 6.25%, 12/25/36*	174,130
22,660	Master Alternative Loans Trust, Series 2003-8, Class 3A1, 5.50%, 12/25/33*	23,342
5,325	Master Alternative Loans Trust, Series 2004-13, Class 8A1, 5.50%, 1/25/25*	5,388
39,780	Master Alternative Loans Trust, Series 2005-3, Class 1A1, 5.50%, 4/25/35*	40,572

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Alt-A - Fixed Rate Mortgage Backed Securities, continued:
$18,996	Master Alternative Loans Trust, Series 2004-10, Class 5A6, 5.75%, 9/25/34*	$19,078
62,587	Master Alternative Loans Trust, Series 2004-3, Class 3A1, 6.00%, 4/25/34*	65,598
75,937	Master Alternative Loans Trust, Series 2004-6, Class 10A1, 6.00%, 7/25/34*	78,182
24,877	Master Alternative Loans Trust, Series 2004-6, Class 7A1, 6.00%, 7/25/34*	25,439
32,708	Master Alternative Loans Trust, Series 2005-3, Class 7A1, 6.00%, 4/25/35*	34,157
5,869	Master Alternative Loans Trust, Series 2003-7, Class 5A1, 6.25%, 11/25/33*	6,030
14,553	Master Alternative Loans Trust, Series 2004-3, Class 2A1, 6.25%, 4/25/34*	15,139
25,223	Residential Accredit Loans, Inc., Series 2006-QS5, Class A9, 6.00%, 5/25/36*	23,308
262,857	Residential Asset Securitization Trust, Series 2005-A9, Class A3, 5.50%, 7/25/35*	225,661
143,277	Residential Asset Securitization Trust, Series 2006-A2, Class A3, 6.00%, 5/25/36*	105,096
		1,362,948
Commercial Mortgage Backed Securities (0.0%)
26,841	Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A1A, 6.25%, 12/10/49(b)	26,841
Prime Adjustable Rate Mortgage Backed Securities (0.4%)
10,859	JPMorgan Mortgage Trust, Series 2006-A4, Class 3A1, 3.88%, 6/25/36*(b)	10,074
379,124	JPMorgan Mortgage Trust, Series 2005-A6, Class 2A4, 4.61%, 8/25/35*(b)	381,799
30,297	MLCC Mortgage Investors, Inc., Series 2004-HB1, Class A3, 3.80%, 4/25/29*(b)	29,974
7,610	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-5, Class 4A1, 3.70%, 6/25/36*(b)	6,729
1,377	Wachovia Mortgage Loan Trust LLC, Series 2005-A, Class 4A2, 4.50%, 8/20/35*(b)	244
		428,820
Prime Fixed Mortgage Backed Securities (2.8%)
3,135	Chase Mortgage Finance Corp., Series 2002-S4, Class A23, 6.25%, 3/25/32*	3,173
188,771	Chaseflex Trust, Series 2006-2, Class A5, 4.70%, 9/25/36*(b)	186,456
34,590	Citigroup Mortgage Loan Trust, Inc., Series 2005-1, Class 3A1, 6.50%, 4/25/35	35,485
59,499	Countrywide Home Loans, Series 2005-J1, Class 1A8, 5.50%, 2/25/35*	59,612
8,841	Countrywide Home Loans, Series 2004-18, Class A1, 6.00%, 10/25/34*	9,155
10,604	Countrywide Home Loans, Series 2004-21, Class A10, 6.00%, 11/25/34*	10,947
105,961	Countrywide Home Loans, Series 2007-J3, Class A10, 6.00%, 7/25/37*	84,817
5,000	Countrywide Home Loans Mortgage Pass, Series 2004-8, Class 1A3, 5.50%, 7/25/34*	5,132

See notes to financial statements

Schedule of Portfolio Investments	Bond Fund
August 31, 2018	Continued

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Prime Fixed Mortgage Backed Securities, continued:
$122,710	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-9, Class 3A1, 6.00%, 10/25/35*	$69,238
1,967	Credit Suisse Mortgage Capital Certificates, Series 2006-8, Class 1A1, 4.50%, 10/25/21*	1,882
132	First Nationwide Trust, Series 2001-3, Class 1A1, 6.75%, 8/21/31	135
2,902	GMAC Mortgage Corp. Loan Trust, Series 2003-GH2, Class A4, 5.50%, 10/25/33*(b)	2,946
39,468	JPMorgan Mortgage Trust, Series 2006-A2, Class 3A2, 3.70%, 4/25/36*(b)	36,019
35,242	JPMorgan Mortgage Trust, Series 2004-S2, Class 4A5, 6.00%, 11/25/34*	34,800
3,195	JPMorgan Re-REMIC, Series 2009-7, Class 12A1, 6.25%, 1/27/37(b)(c)	3,199
42,312	Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 3A, 6.00%, 4/25/34*	44,451
9,979	Nomura Asset Acceptance Corp., Series 2003-A1, Class A2, 6.00%, 5/25/33*	10,141
173,693	RAAC, Series 2004-SP2, Class A22, 6.00%, 1/25/32*	174,899
628,611	Sequoia Mortgage Trust, Series 2018-6, Class A4, 4.00%, 7/25/48(b)	632,783
38,788	TBW Mortgage Backed Pass-Through Certificates, Series 2006-2, Class 7A1, 7.00%, 7/25/36*	13,419
324,928	Washington Mutual Mortgage Pass- Through Certificates, Series 2005-3, Class 1CB5, 5.50%, 5/25/35*	317,318
10,830	Washington Mutual Mortgage Pass- Through Certificates, Series 2004-CB1, Class 4A, 6.00%, 6/25/34*	11,444
85,725	Washington Mutual Mortgage Pass- Through Certificates, Series 2004-RA1, Class 2A, 7.00%, 3/25/34*	92,845
4,053	Wells Fargo Mortgage Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37*	4,106
1,044,311	WinWater Mortgage Loan Trust, Series 2015-1, Class A1, 3.50%, 1/20/45*(b)(c)	1,026,369
		2,870,771
Subprime Mortgage Backed Securities (1.9%)
808,068	Towd Point Mortgage Trust, Series 2017-6, Class A1, 2.75%, 10/25/57*(b)(c)	790,327
364,944	Towd Point Mortgage Trust, Series 2018-1, Class A1, 3.00%, 1/25/58(b)(c)	359,146
824,162	Towd Point Mortgage Trust, Series 2018-2, Class A1, 3.25%, 3/25/58(b)(c)	815,648
		1,965,121
U.S. Government Agency Mortgage Backed Securities (19.9%)
314,418	Fannie Mae, Series 2010-102, Class PE, 2.00%, 9/25/40	301,335
306,042	Fannie Mae, Series 2012-10, Class TA, 2.00%, 3/25/38	298,753
459,978	Fannie Mae, Series 2012-111, Class EC, 2.00%, 12/25/41	429,557

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$962,385	Fannie Mae, Series 2012-30, Class BA, 2.00%, 6/25/41	$913,048
1,016,578	Fannie Mae, Series 2012-83, Class AH, 2.00%, 11/25/41	961,023
538,351	Fannie Mae, Series 2013-18, Class 10A1, 2.00%, 12/25/42	511,109
407,144	Fannie Mae, Series 2013-23, Class AB, 2.00%, 2/25/43	381,434
493,611	Fannie Mae, Series 2012-30, Class CB, 2.25%, 10/25/41	472,951
251,858	Fannie Mae, Series 2013-73, Class 10A1, 2.25%, 6/25/42	242,223
219,578	Fannie Mae, Series 2013-74, Class 10A1, 2.25%, 6/25/42(b)	212,330
291,079	Fannie Mae, Series 2010-100, Class LA, 2.50%, 7/25/40	282,604
477,145	Fannie Mae, Series 2012-111, Class QC, 2.50%, 5/25/42	458,075
91,807	Fannie Mae, Series 2012-2, Class 10A1, 2.50%, 5/25/41	90,930
235,837	Fannie Mae, Series 2014-61, Class P, 2.50%, 7/25/44	226,575
205,154	Fannie Mae, Series 2011-118, Class 10A1, 3.00%, 11/25/41	204,153
46,384	Fannie Mae, Series 2011-124, Class 10A1, 3.00%, 9/25/29	46,494
958,718	Fannie Mae, Series 2014-33, Class PE, 3.00%, 4/25/43	939,954
243,773	Fannie Mae, Series 2014-72, Class KA, 3.00%, 10/25/44	244,807
781,906	Fannie Mae, Series 2015-59, Class LM, 3.00%, 7/25/45	773,299
824,423	Fannie Mae, Series 2016-10, Class BA, 3.00%, 3/25/46(b)	814,407
21,264	Fannie Mae, 3.66% (H15T1Y + 231 bps), 12/1/27, Pool #422279	21,767
65,533	Fannie Mae, Series 2012-16, Class K, 4.00%, 10/25/41	67,164
83	Fannie Mae, 4.50%, 5/1/19, Pool #761398	84
545	Fannie Mae, 5.00%, 8/1/33, Pool #730856	583
228	Fannie Mae, 5.00%, 7/1/35, Pool #832198	243
326	Fannie Mae, 5.50%, 2/1/33, Pool #683351	353
190	Fannie Mae, 5.50%, 9/1/34, Pool #725773	207
3,425	Fannie Mae, Series 1998-36, Class ZB, 6.00%, 7/18/28	3,695
1,000	Fannie Mae, Series 2002-21, Class LL, 6.25%, 4/25/32	1,093
1,000	Fannie Mae, Series 1994-51, Class LL, 6.75%, 3/25/24	1,067
9,484	Fannie Mae, Series 1993-82, Class H, 7.00%, 5/25/23	10,040
3,859	Fannie Mae, Series 1991-171, Class J, 8.00%, 12/25/21	4,056
53,035	Fannie Mae Whole Loan, Series 2003-W6, Class 6A, 4.05%, 8/25/42*(b)	54,048
23,894	Fannie Mae Whole Loan, Series 2002-W11, Class AF5, 5.48%, 11/25/32*(b)	24,080
185,933	Freddie Mac, Series 4146, Class 10A1, 1.50%, 10/15/42	178,902

See notes to financial statements

Schedule of Portfolio Investments	Bond Fund
August 31, 2018	Continued

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$451,261	Freddie Mac, Series 3936, Class LA, 2.00%, 6/15/40	$439,449
241,733	Freddie Mac, Series 3997, Class AE, 2.00%, 4/15/40	236,831
95,563	Freddie Mac, Series 4019, Class GB, 2.00%, 12/15/41	91,144
1,145,050	Freddie Mac, Series 4031, Class PA, 2.00%, 3/15/42	1,067,449
1,151,422	Freddie Mac, Series 4137, Class GA, 2.00%, 2/15/42	1,084,116
240,020	Freddie Mac, Series 4461, Class EA, 2.00%, 7/15/37	223,408
1,064,060	Freddie Mac, Series 3913, Class PC, 2.50%, 3/15/41	1,033,175
292,938	Freddie Mac, Series 4009, Class PK, 2.50%, 6/15/41*	284,989
1,139,938	Freddie Mac, Series 4129, Class PA, 2.50%, 7/15/42	1,097,960
800,522	Freddie Mac, Series 4173, Class KA, 2.50%, 7/15/42	771,537
662,002	Freddie Mac, Series 4312, Class 10A1, 2.50%, 12/15/41	645,872
1,171,794	Freddie Mac, Series 4564, Class 10A1, 2.50%, 3/15/46	1,131,371
2,906	Freddie Mac, Series 3982, Class AJ, 3.00%, 6/15/36	2,904
320,535	Freddie Mac, Series 4316, Class JY, 3.00%, 1/15/44	318,211
356,490	Freddie Mac, Series 4348, Class A, 3.00%, 6/15/39	353,519
619,024	Freddie Mac, Series 4374, Class GA, 3.00%, 9/15/36	610,564
256,284	Freddie Mac, Series 3721, Class PE, 3.50%, 9/15/40	258,731
89,561	Freddie Mac, Series 3780, Class MK, 3.50%, 10/15/40	90,496
6,641	Freddie Mac, 4.00% (H15T1Y + 213 bps), 4/1/24, Pool #409624	6,662
2,173	Freddie Mac, Series 2610, Class VB, 5.50%, 7/15/24	2,250
235	Freddie Mac, 6.00%, 7/1/35, Pool #A36085	255
2,649	Freddie Mac, Series 2148, Class ZA, 6.00%, 4/15/29	2,853
1,483	Freddie Mac, 6.50%, 2/1/36, Pool #G08113	1,661
16,969	Freddie Mac, Series 2036, Class PD, 6.50%, 3/15/28	18,304
579	Freddie Mac, Series 2278, Class H, 6.50%, 1/15/31	590
3,304	Freddie Mac, Series 1281, Class I, 8.00%, 5/15/22*	3,495
182,079	Government National Mortgage Assoc., Series 2013-69, Class 10A1, 2.00%, 9/20/42	160,806
716,102	Government National Mortgage Assoc., Series 2009-94, Class KB, 3.00%, 9/16/39	708,438

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$255,453	Government National Mortgage Assoc., Series 2011-46, Class GJ, 3.25%, 1/16/41(b)	$250,694
46,727	Government National Mortgage Assoc., Series 2009-93, Class HG, 4.00%, 9/16/39	47,782
3,803	Government National Mortgage Assoc., 7.00%, 9/15/23, Pool #347688	3,939
11,451	Government National Mortgage Assoc., 7.00%, 7/15/29, Pool #490215	12,299
5,184	Government National Mortgage Assoc., 7.50%, 11/15/23, Pool #354701	5,450
2	Government National Mortgage Assoc., 8.00%, 6/15/26, Pool #426149	2
1,456	Government National Mortgage Assoc., 9.00%, 7/15/21, Pool #308511	1,471
		20,141,120
Total Mortgage Backed Securities		26,890,005

Corporate Bonds (15.1%)
Banks (4.5%)
1,320,000	Bank of America Corp., 3.55% (US0003M + 78 bps), 3/5/24, Callable 3/5/23 @ 100 *	1,311,917
1,315,000	BB&T Corp., 2.15%, 2/1/21, Callable 1/1/21 @ 100, MTN *	1,284,326
850,000	Korea Development Bank, 2.75%, 3/19/23	816,930
1,300,000	Wells Fargo & Co., 3.00%, 10/23/26	1,215,399
		4,628,572
Beverages (0.8%)
450,000	Keurig Dr. Pepper Inc., 4.42%, 5/25/25, Callable 3/25/25 @ 100 *(c)	456,020
434,000	Molson Coors Brewing Co., 3.00%, 7/15/26, Callable 4/15/26 @ 100 *	398,982
		855,002
Capital Markets (1.4%)
1,300,000	Goldman Sachs Group, Inc., 3.50%, 11/16/26, Callable 11/16/25 @ 100 *	1,238,703
200,000	Intercontinental Exchange, Inc., 3.10%, 9/15/27, Callable 6/15/27 @ 100 *	190,249
		1,428,952
Diversified Telecommunication Services (1.3%)
1,200,000	AT&T, Inc., 3.40%, 5/15/25, Callable 2/15/25 @ 100 *	1,140,915
107,000	Qwest Corp., 6.88%, 9/15/33, Callable 10/9/18 @ 100 *	105,951
118,000	Qwest Corp., Series MBIA, 6.88%, 9/15/33, Callable 10/9/18 @ 100 *	117,553
		1,364,419
Food Products (1.0%)
1,025,000	Campbell Soup Co., 3.95%, 3/15/25, Callable 1/15/25 @ 100 *	997,170
Health Care Providers & Services (1.1%)
1,185,000	Montefiore Medical Center, 2.15%, 10/20/26, Callable 4/20/26 @ 100 *	1,117,212

See notes to financial statements

Schedule of Portfolio Investments	Bond Fund
August 31, 2018	Continued

Shares or Principal Amount	Security Description	Value

Corporate Bonds, continued:
Hotels, Restaurants & Leisure (0.4%)
$345,000	Royal Caribbean Cruises, 5.25%, 11/15/22	$364,253
Industrial Conglomerates (1.1%)
1,120,000	General Electric Co., 3.10%, 1/9/23	1,105,083
IT Services (0.6%)
600,000	International Business Machine Corp., 1.63%, 5/15/20	588,322
Multiline Retail (0.6%)
650,000	Macys Retail Holdings, Inc., 2.88%, 2/15/23, Callable 11/15/22 @ 100 *	614,449
Oil, Gas & Consumable Fuels (0.6%)
600,000	BP Capital Markets PLC, 2.75%, 5/10/23	583,444
Real Estate Management & Development (0.4%)
442,084	JBG/Rockville NCI Campus LLC, Series 2010-A, 3.90%, 7/15/23 (c)	446,966
Technology Hardware, Storage & Peripherals (1.3%)
1,300,000	Apple, Inc., 3.20%, 5/11/27, Callable 2/11/27 @ 100 *	1,265,185
Total Corporate Bonds		15,359,029

Taxable Municipal Bonds (12.7%)
Georgia (2.6%)
2,500,000	State of Georgia, Build America Bonds, GO, Series H, 4.50%, 11/1/25	2,605,800
Kansas (1.5%)
1,510,000	Kansas State Development Finance Authority Revenue, Series H, 4.29%, 4/15/29	1,552,854
Missouri (0.2%)
235,000	Hanley Road Corridor Transnational Development Missouri Transnational Tax Revenue, Build America Bonds, GO, 7.50%, 10/1/39, Continuously Callable @100	243,923
New York (1.2%)
1,260,000	New York City Transitional Finance Authority Revenue, Series F-3, 3.21%, 5/1/29, Continuously Callable @100	1,201,624
Oklahoma (2.1%)
500,000	Grand River Dam Authority Revenue, Series B, 4.55%, 6/1/39, Continuously Callable @100	521,265
1,650,000	University of Oklahoma Health Sciences Center General Revenue, Series A, 3.87%, 7/1/32, Continuously Callable @100	1,642,542
		2,163,807
Pennsylvania (1.1%)
1,110,000	City of Bethlehem Lehigh and Northampton Countries, GO, Series C, 5.15%, 11/1/34, Continuously Callable @100, AGM	1,165,289

Shares or Principal Amount	Security Description	Value

Taxable Municipal Bonds, continued:
Texas (2.8%)
$1,695,000	Dallas Independent School District, Build America Bonds, GO, 6.45%, 2/15/35, Continuously Callable @100, Insured by: PSF-GTD	$1,826,396
945,000	University of Texas Revenue, Series B, 6.28%, 8/15/41, Continuously Callable @100	973,407
		2,799,803
Utah (1.2%)
1,175,000	Central Utah Water Conservancy District Taxable Water Conservancy Revenue, Build America Bonds, GO, 5.70%, 10/1/40, Continuously Callable @100	1,225,149
Total Taxable Municipal Bonds		12,958,249

U.S. Government Agency Securities (9.4%)
Fannie Mae
1,650,000	2.00%, 7/28/21, Callable 10/28/18 @ 100 *(b)(d)	1,631,258
2,000,000	2.00%, 4/28/26, Callable 10/28/18 @ 100 *(b)	1,986,965
		3,618,223
Freddie Mac
1,750,000	Series 0005, 1.75%, 9/30/21, Callable 9/30/18 @ 100 *(b)	1,737,549
1,670,000	1.88%, 8/25/21, Callable 11/25/18 @ 100 *(b)	1,637,425
1,650,000	2.00%, 5/25/21, Callable 11/25/18 @ 100 *(b)(d)	1,635,236
1,000,000	2.50%, 6/9/21, Callable 12/9/18 @ 100 *(b)(d)	989,988
		6,000,198
Total U.S. Government Agency Securities		9,618,421

U.S. Treasury Obligations (31.8%)
U.S. Treasury Bonds
12,314,000	2.25%, 8/15/46	10,548,673
U.S. Treasury Inflation Indexed Notes
4,100,000	0.38%, 7/15/25	4,263,684
U.S. Treasury Notes
5,151,000	1.25%, 12/15/18	5,138,072
4,126,000	1.38%, 9/30/23	3,858,455
4,100,000	2.25%, 2/29/20	4,080,301
4,613,000	2.25%, 2/15/27	4,409,740
		17,486,568
Total U.S. Treasury Obligations		32,298,925

Investment in Affiliates (2.7%)
2,725,193	Cavanal Hill Government Securities Money Market Fund, Institutional Shares, 1.80%(e)	2,725,193
Total Investment in Affiliates		2,725,193

Total Investments (Cost $104,623,602)(f) - 99.7%		101,437,987
Other assets in excess of liabilities — 0.3%		350,612
Net Assets - 100.0%		$101,788,599

See notes to financial statements

Schedule of Portfolio Investments	Bond Fund
August 31, 2018	Concluded

(a)	The Adviser has deemed these securities to be illiquid according to the policies and procedures adopted by the Board of Trustees. At August 31, 2018, illiquid securities were 1.0% of the Fund’s net assets.

(b)	The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate presented is the rate in effect at August 31, 2018.

(c)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.

(d)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at August 31, 2018.

(e)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2018.

(f)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.

*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.

†	Mortgage backed securities are classified based on the characteristics of their underlying collateral, the fixed vs. variable nature of the obligations, and the credit standing of the mortgagors. The fixed or variable rate nature of securities interest payments to which the fund is entitled may not coincide with the payment nature of the collateral underlying the securities.

AGM	Assured Guaranty Municipal Corporation
GO	General Obligation
H15T1Y	1 Year Treasury Constant Maturity Rate
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
PSF-GTD	Public School Fund Guaranteed
Re-REMIC	Restructured Real Estate Mortgage Investment Conduits
US0003M	3 Month US Dollar LIBOR

See notes to financial statements

Schedule of Portfolio Investments	Strategic Enhanced Yield Fund
August 31, 2018

Shares or Principal Amount	Security Description	Value

Asset Backed Securities (15.8%)
$37,987	Bayview Financial Mortgage Pass, Series 2005-D, Class AF4, 5.50%, 12/28/35*(a)	$38,282
25,906	Countrywide Asset-Backed Certificates Trust, Series 2004-13, Class AF5B, 5.10%, 5/25/35(a)	26,191
15,608	Credit-Based Asset Servicing & Securitization LLC, Series 2005-CB6, Class A4, 3.79%, 6/25/35*(a)	15,557
26,091	Equity One Mortgage Pass, Series 2003-4, Class AF5, 6.20%, 10/25/34*(a)	26,070
19,089	GMAC Mortgage Home Loan Trust, Series 2003-HE2, Class A4, 5.12%, 4/25/33(a)	19,081
50,000	GSAA Home Equity Trust, Series 2005-1, Class M1, 5.29%, 11/25/34(a)	50,322
37,794	Residential Asset Securities Corp., Series 2004-KS8, Class MI1, 5.34%, 9/25/34*(a)	38,770
3,817	Residential Funding Mortgage Securities II, Series 2001-HI3, Class AI7, 7.56%, 7/25/26*(a)	3,797
Total Asset Backed Securities		218,070

Mortgage Backed Securities† (39.8%)
Alt-A - Fixed Rate Mortgage Backed Securities (12.9%)
25,896	Bear Stearns Asset-Backed Securities I Trust, Series 2004-AC3, Class A1, 5.75%, 6/25/34*(a)	26,116
18,819	Countrywide Alternative Loan Trust, Series 2003-22CB, Class 1A1, 5.75%, 12/25/33*	19,283
30,987	Countrywide Alternative Loan Trust, Series 2004-16CB, Class 4A3, 6.00%, 8/25/34*	31,878
30,122	Countrywide Alternative Loan Trust, Series 2004-J2, Class 2A1, 6.50%, 3/25/34*	31,092
35,000	Residential Asset Securitization Trust, Series 2003-A7, Class A8, 5.00%, 7/25/33*	35,503
32,925	Structured Asset Securities Corp., Series 2004-4XS, Class A3A, 5.25%, 2/25/34*(a)	33,305
		177,177
Prime Adjustable Rate Mortgage Backed Securities (5.0%)
18,944	Citigroup Mortgage Loan Trust, Inc., Series 2004-RR2, Class A2, 4.16%, 5/25/34(a) (b)	19,336
49,876	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 3A, 4.28%, 7/25/34*(a)	49,686
		69,022
Prime Fixed Mortgage Backed Securities (21.9%)
28,027	Banc of America Funding Trust, Series 2004-3, Class 1A9, 5.50%, 10/25/34*	29,386

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Prime Fixed Mortgage Backed Securities, continued:
$15,288	Citicorp Mortgage Securities Trust, Series 2006-3, Class 1A19, 5.75%, 6/25/36*	$15,330
18,067	Citicorp Mortgage Securities Trust, Series 2006-3, Class 1A3, 6.25%, 6/25/36*	18,704
32,000	Countrywide Home Loans, Series 2004-10, Class A4, 5.25%, 7/25/34	32,845
31,000	Countrywide Home Loans, Series 2004-4, Class A4, 5.25%, 5/25/34*	31,857
40,398	Countrywide Home Loans, Series 2004-4, Class A9, 5.50%, 5/25/34*	41,438
14,000	Countrywide Home Loans Mortgage Pass, Series 2004-9, Class A5, 5.25%, 6/25/34*	14,264
39,000	Countrywide Home Loans Mortgage Pass, Series 2004-8, Class 1A3, 5.50%, 7/25/34*	40,032
23,000	Countrywide Home Loans Mortgage Pass, Series 2004-8, Class 1A7, 5.75%, 7/25/34*	23,872
38,838	GMAC Mortgage Loan Trust, Series 2004- J2, Class A8, 5.75%, 6/25/34*	39,777
14,000	WaMu Mortgage Pass, Series 2004-RS1, Class A3, 5.50%, 11/25/33*	14,262
		301,767
Total Mortgage Backed Securities		547,966

Corporate Bonds (6.0%)
Diversified Telecommunication Services (2.3%)
32,000	AT&T, Inc., 5.25%, 3/1/37, Callable 9/1/36 @ 100 *	31,789
Food Products (2.3%)
33,000	Campbell Soup Co., 4.15%, 3/15/28, Callable 12/15/27 @ 100 *	31,811
Specialty Retail (1.4%)
25,000	Bed Bath & Beyond, Inc., 5.17%, 8/1/44, Callable 2/1/44 @ 100 *	18,957
Total Corporate Bonds		82,557
U.S. Treasury Obligations (30.8%)
U.S. Treasury Bonds
220,000	2.25%, 8/15/46	188,462
U.S. Treasury Notes
80,000	1.25%, 12/15/18	79,799
40,000	1.38%, 9/30/23	37,406
125,000	2.25%, 2/15/27	119,492
		236,697
Total U.S. Treasury Obligations		425,159

Investment in Affiliates (9.4%)
129,758	Cavanal Hill Government Securities Money Market Fund, Institutional Shares, 1.80%(c)	129,758
Total Investment in Affiliates		129,758

Total Investments (Cost $1,403,476)(d) - 101.8%		1,403,510
Liabilities in excess of other assets — (1.8)%		(24,834)
Net Assets - 100.0%		$1,378,676

See notes to financial statements

Schedule of Portfolio Investments	Strategic Enhanced Yield Fund
August 31, 2018	Concluded

(a)	The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate presented is the rate in effect at August 31, 2018.

(b)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.

(c)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2018.

(d)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.

*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.

†	Mortgage backed securities are classified based on the characteristics of their underlying collateral, the fixed vs. variable nature of the obligations, and the credit standing of the mortgagors. The fixed or variable rate nature of securities interest payments to which the fund is entitled may not coincide with the payment nature of the collateral underlying the securities.

See notes to financial statements

Schedule of Portfolio Investments	Ultra Short Tax-Free Income Fund
August 31, 2018

Shares or Principal Amount	Security Description	Value

Municipal Bonds (103.4%)
Alaska (3.4%)
$400,000	Valdez Alaska Marine Terminal Revenue, Series C, 1.52%, 12/1/29, Continuously Callable @100, Insured by: GTY(a)	$400,000
Colorado (3.9%)
450,000	City of Colorado Springs, Colorado Variable Rate Demand Utilities System Improvement Revenue, Series C, 1.54%, 11/1/40, Continuously Callable @100, Barclays Bank(a)	450,000
Florida (4.8%)
450,000	Palm Beach County Revenue, 1.57%, 7/1/32, Callable 10/1/18 @ 100*(a)	450,000
100,000	St Lucie County School Board Revenue, 5.00%, 10/1/18, AGM	100,297
		550,297
Illinois (7.5%)
200,000	Channahon Illinois, Morris Hospital Revenue, 1.56%, 12/1/34, Continuously Callable @100(a)	200,000
200,000	City of East Moline Rock Island Country, Illinois, GO, Series B, 2.40%, 1/15/19	200,318
50,000	DuPage Country Illinois Community Unit School District no 200 Wheaton- Warrenville, GO, Series A, 4.00%, 10/1/18, AGM	50,104
200,000	Joliet Park District, Illinois, GO, Series B, 4.00%, 2/1/19	201,408
100,000	McHenry & Lake Counties Community Consolidated School District No 26, GO, Series A, 6.00%, 2/1/19, AGM	101,736
125,000	Village of Villa Park Dupage Country Illinois S, GO, Series B, 3.00%, 12/15/18	125,375
		878,941
Indiana (4.3%)
500,000	Vanderburgh County Redevelopment District Revenue, 3.25%, 7/1/19	502,950
Lousiana (3.3%)
385,000	Louisiana Public Facilities Authority Revenue, Series B-3, 1.55%, 7/1/47, Continuously Callable @100, BNY(a)	385,000
Michigan (0.2%)
25,000	City of Royal Oak Building Authority Country of Oakland Revenue, 3.00%, 9/1/18	25,001
Minnesota (0.9%)
100,000	Westbrook, Minnesota, GO, Series A, 4.60%, 2/1/29, Continuously Callable @100	101,108
Mississippi (3.4%)
400,000	Mississippi State Business Finance Commission Gulf Opportunity Zone Revenue, Series C, 1.54%, 12/1/30, Callable 10/1/18 @ 100, Insured by: GTY*(a)	400,000

Shares or Principal Amount	Security Description	Value

Municipal Bonds, continued:
Missouri (3.8%)
$440,000	Health and Educational Facilities Authority of the State of Missouri Revenue, 1.59%, 2/1/31, Continuously Callable @100, BAM(a)	$440,000
Nevada (2.6%)
300,000	County of Clark Nevada Industrial Development Revenue, Series A, 1.61%, 12/1/39, Continuously Callable @100, BAM(a)	300,000
North Carolina (4.0%)
475,000	North Carolina State Medical Care Commission Health Care Facilities Revenue, Series B, 1.54%, 10/1/38, Continuously Callable @100(a)	475,000
Ohio (13.6%)
300,000	City of Elyria, Ohio, Revenue, 4.00%, 12/1/18	301,584
110,000	City of Huron, Ohio, GO, 2.00%, 12/1/18	110,121
400,000	City of Moraine, Ohio, GO, 3.00%, 6/26/19	402,068
475,000	City of Seven Hills, Ohio, GO, 2.88%, 4/10/19	476,952
300,000	County of Perry, Ohio, GO, 3.63%, 8/21/19	304,341
		1,595,066
Oklahoma (1.1%)
130,000	Caddo County Governmental Building Authority Revenue, 5.00%, 9/1/19	133,335
Oregon (3.9%)
450,000	Salem Hospital Facility Authority Revenue, Series B, 1.55%, 8/15/34, Continuously Callable @100(a)	450,000
Pennsylvania (7.3%)
350,000	Boyertown Area School District, GO, 2.00%, 11/1/18, BAM	350,235
505,000	Philadelphia Pennsylvania, GO, Series B, 1.53%, 8/1/31, Continuously Callable @100, Barclays Bank(a)	505,000
		855,235
South Carolina (0.9%)
100,000	South Carolina Transportation Infrastructure Bank Revenue, Series B, 5.00%, 10/1/18	100,279

Tennessee (4.7%)
350,000	Clarksville Tennessee Public Building Authority Revenue, 1.55%, 1/1/33, Callable 10/1/18 @ 100, BAM*(a)	350,000
200,000	Montgomery Country Public Building Authority Revenue, 1.55%, 2/1/36, Callable 10/1/18 @ 100*(a)	200,000
		550,000
Texas (15.6%)
25,000	City of Port Arthur, Texas, GO, 3.00%, 2/15/19, BAM	25,140
445,000	City of Sachse Texas, GO, 5.13%, 2/15/28, Pre-refunded 2/15/19 @100, AGC	452,035
290,000	Clear Brook City Municipal Utility District, GO, 4.00%, 2/1/19, AGM	292,514

See notes to financial statements

Schedule of Portfolio Investments	Ultra Short Tax-Free Income Fund
August 31, 2018	Concluded

Shares or Principal Amount	Security Description	Value

Municipal Bonds, continued:
Texas, continued:
$280,000	Fort Bend County Municipal Utility District, GO, 2.00%, 9/1/18, BAM	$280,003
250,000	Gulf Coast Waste Disposal Authority Revenue, 1.52%, 6/1/20, Continuously Callable @100(a)	250,000
500,000	State of Texas Revenue, 4.00%, 8/29/19	510,526
		1,810,218
Utah (4.3%)
500,000	Emery County Utah Pollution Control Revenue, 1.58%, 11/1/24, Continuously Callable @100, CIBC(a)	500,000
Washington (2.8%)
320,000	City of Edmonds Washington Water & Sewer Revenue, 4.00%, 12/1/18	321,846
Wisconsin (5.4%)
50,000	City of Algoma, Kewaunee Country, Wisconsin, GO, Series A, 4.00%, 4/1/19	50,609

Shares or Principal Amount	Security Description	Value

Municipal Bonds, continued:
Wisconsin, continued:
$100,000	Madison Metropolitan School District Revenue, 2.00%, 9/6/18	$100,000
480,000	Wisconsin Health & Educational Facilities Authority Revenue, 1.55%, 3/1/36, Callable 10/1/18 @ 100*(a)	480,000
		630,609
Wyoming (1.7%)
200,000	County of Lincoln Wyoming Revenue, 1.52%, 10/1/44, Continuously Callable @100, Exxon Mobil Corp.(a)	200,000
Total Municipal Bonds		12,054,885

Investment in Affiliates (0.7%)
84,184	Cavanal Hill Government Securities Money Market Fund, Institutional Shares, 1.80%(b)	84,184
Total Investment in Affiliates		84,184

Total Investments (Cost $12,142,029)(c) - 104.1%		12,139,069
Liabilities in excess of other assets — (4.1)%		(472,739)
Net Assets - 100.0%		$11,666,330

(a)	Interest rate is determined by the Remarketing Agent. The rate presented is the rate in effect at August 31, 2018.

(b)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2018.

(c)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.

*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.

AGC	Assured Guaranty Corporation

AGM	Assured Guaranty Municipal Corporation
BAM	Build America Mutual Assurance Company
CIBC	Canadian Imperial Bank of Commerce
GO	General Obligation
GTY	Guarantor Agreement

See notes to financial statements

Schedule of Portfolio Investments	Active Core Fund

August 31, 2018

Shares or Principal Amount	Security Description	Value

Common Stocks (50.4%)
Aerospace & Defense (1.6%)
1,684	BWX Technologies, Inc.	$103,263
615	General Dynamics Corp.	118,941
654	L3 Technologies, Inc.	139,774
296	Lockheed Martin Corp	94,841
307	Northrop Grumman Corp.	91,636
637	Raytheon Co.	127,043
843	Spirit AeroSystems Holdings, Inc., Class A	72,077
30	TransDigm Group, Inc.(a)	10,500
812	United Technologies Corp.	106,940
		865,015
Air Freight & Logistics (0.2%)
256	Expeditors International of Washington, Inc.	18,760
133	FedEx Corp.	32,445
431	United Parcel Service, Inc., Class B	52,961
		104,166
Airlines (0.3%)
811	Alaska Air Group, Inc.	54,734
1,330	Delta Air Lines, Inc.	77,779
835	JetBlue Airways Corp.(a)	15,932
315	Southwest Airlines Co.	19,310
201	United Continental Holdings, Inc.(a)	17,571
		185,326
Auto Components (0.4%)
160	Aptiv PLC	14,082
1,174	Gentex Corp.	27,448
694	Lear Corp.	112,566
1,052	The Goodyear Tire & Rubber Co.	23,870
594	Visteon Corp.(a)	65,572
		243,538
Automobiles (0.1%)
1,369	Ford Motor Co.	12,978
473	Thor Industries, Inc.	45,143
		58,121
Banks (2.7%)
3,909	Bank of America Corp.	120,905
253	BankUnited, Inc.	9,814
1,461	BB&T Corp.	75,475
375	Citigroup, Inc.	26,715
1,447	Citizens Financial Group, Inc.	59,559
583	Comerica, Inc.	56,831
845	Commerce Bancshares, Inc.	60,046
444	Cullen/Frost Bankers, Inc.	49,235
686	East West Bancorp, Inc.	43,486
739	First Horizon National Corp.	13,612
100	First Republic Bank/CA	10,159
815	HSBC Holdings PLC ADR	35,868
508	IBERIABANK Corp.	44,018
2,427	JPMorgan Chase & Co.	278,086
91	M&T Bank Corp.	16,121
2,368	Old National Bancorp, Inc.	48,070
183	PacWest Bancorp	9,240
2,149	People’s United Financial, Inc.	39,778
187	SVB Financial Group(a)	60,354
734	The PNC Financial Services Group, Inc.	105,358
2,619	U.S. Bancorp	141,714
3,258	Umpqua Holdings Corp.	69,721
838	Wells Fargo & Co.	49,006
544	Western Alliance Bancorp(a)	31,362
		1,454,533

Shares or Principal Amount	Security Description	Value

Common Stocks, continued:
Beverages (0.7%)
173	Brown-Forman Corp., Class B	$9,034
100	Constellation Brands, Inc., Class A	20,820
249	Monster Beverage Corp.(a)	15,162
1,482	PepsiCo, Inc.	165,998
3,152	The Coca-Cola Co.	140,485
		351,499
Biotechnology (0.9%)
485	AbbVie, Inc.	46,550
342	Amgen, Inc.	68,335
274	Biogen, Inc.(a)	96,856
303	BioMarin Pharmaceutical, Inc.(a)	30,294
573	Celgene Corp.(a)	54,120
1,226	Exelixis, Inc.(a)	23,037
666	Gilead Sciences, Inc.	50,436
48	Regeneron Pharmaceuticals, Inc.(a)	19,524
720	United Therapeutics Corp.(a)	88,553
		477,705
Building Products (0.4%)
882	Allegion PLC	76,928
363	Lennox International, Inc.	80,880
		157,808
Capital Markets (2.1%)
669	Ameriprise Financial, Inc.	94,971
93	BlackRock, Inc.	44,553
141	CBOE Holdings, Inc.	14,213
701	CME Group, Inc.	122,486
1,724	E*Trade Financial Corp.(a)	101,475
332	Eaton Vance Corp.	17,506
121	FactSet Research Systems, Inc.	27,756
359	Intercontinental Exchange, Inc.	27,367
1,435	Invesco, Ltd.	34,584
478	LPL Financial Holdings, Inc.	31,663
194	Moody’s Corp.	34,536
1,461	Morgan Stanley	71,341
507	MSCI, Inc., Class A	91,392
1,286	Nasdaq, Inc.	122,735
95	Northern Trust Corp.	10,209
111	Raymond James Financial, Inc.	10,327
646	S&P Global, Inc.	133,753
709	SEI Investments Co.	44,724
147	T. Rowe Price Group, Inc.	17,036
129	The Goldman Sachs Group, Inc.	30,677
822	Virtu Financial, Inc., Class A	17,920
		1,101,224
Chemicals (0.7%)
136	Air Products & Chemicals, Inc.	22,615
752	Axalta Coating Systems, Ltd.(a)	22,936
84	Celanese Corp., Class A	9,814
880	CF Industries Holdings, Inc	45,716
204	Chemours Co.	8,894
226	DowDuPont, Inc.	15,849
89	Eastman Chemical Co.	8,636
413	Ecolab, Inc.	62,148
117	International Flavors & Fragrances, Inc.	15,244
643	LyondellBasell Industries NV, Class A	72,519
160	The Scotts Miracle-Gro Co.	11,955
23	The Sherwin-Williams Co.	10,478
558	Westlake Chemical Corp.	52,770
		359,574

See notes to financial statements

Schedule of Portfolio Investments	Active Core Fund
August 31, 2018	Continued

Shares or Principal Amount	Security Description	Value

Common Stocks, continued:
Commercial Services & Supplies (0.6%)
444	Cintas Corp.	$94,736
214	Copart, Inc.(a)	13,762
4,234	Covanta Holding Corp	74,730
138	Republic SVCS, Inc.	10,124
1,293	Waste Management, Inc.	117,534
		310,886
Communications Equipment (1.3%)
1,121	Arista Networks, Inc.(a)	335,156
3,858	Cisco Systems, Inc.	184,297
385	Commscope Holding Co., Inc.(a)	12,201
616	Harris Corp.	100,106
189	Motorola Solutions, Inc.	24,260
150	Palo Alto Networks, Inc.(a)	34,673
		690,693
Construction & Engineering (0.1%)
840	AECOM Technology Corp.(a)	28,258
Consumer Finance (0.1%)
147	American Express Co.	15,579
715	Santander Consumer USA Holdings, Inc.	15,430
		31,009
Containers & Packaging (0.4%)
269	AptarGroup, Inc.	28,167
271	Bemis Co., Inc.	13,355
1,655	Berry Plastics Group, Inc.(a)	78,993
938	Packaging Corp. of America	103,105
		223,620
Diversified Consumer Services (0.1%)
987	ServiceMaster Global Holdings, Inc.(a)	59,486
Diversified Financial Services (0.2%)
561	Berkshire Hathaway, Inc., Class B(a)	117,092
Diversified Telecommunication Services (0.7%)
6,093	AT&T, Inc.	194,610
2,891	Verizon Communications, Inc.	157,184
		351,794
Electric Utilities (0.9%)
527	Alliant Energy Corp.	22,577
444	Duke Energy Corp.	36,071
1,627	Edison International	106,943
201	Eversource Energy	12,548
845	Exelon Corp.	36,935
742	NextEra Energy, Inc.	126,214
378	Pinnacle West Capital Corp.	29,692
2,761	PPL Corp.	82,112
1,001	Xcel Energy, Inc.	48,098
		501,190
Electrical Equipment (0.5%)
143	AMETEK, Inc.	11,005
266	Eaton Corp. PLC	22,115
2,385	Emerson Electric Co.	183,001
450	Keurig Dr Pepper, Inc.	10,260
1,493	nVent Electric PLC	41,938
170	Regal-Beloit Corp.	14,229
56	Rockwell Automation, Inc.	10,134
		292,682
Electronic Equipment, Instruments & Components (0.6%)
183	Amphenol Corp., Class A	17,308
1,538	CDW Corp	134,667
2,621	Corning, Inc.	87,830
708	Keysight Technologies, Inc.(a)	45,942
1,038	Trimble Inc.(a)	43,700
		329,447

Shares or Principal Amount	Security Description	Value

Common Stocks, continued:
Energy Equipment & Services (0.2%)
1,021	RPC, Inc.	$13,967
807	Schlumberger, Ltd.	50,970
1,033	Technipfmc PLC	31,641
		96,578
Equity Real Estate Investment Trusts (1.9%)
1,347	American Homes 4 Rent, Class A	31,250
191	American Tower Corp.	28,482
703	Apartment Investment & Management Co., Class A	30,791
706	Apple Hospitality REIT, Inc.	12,461
87	AvalonBay Communities, Inc.	15,946
98	Boston Properties, Inc.	12,784
1,362	Brixmor Property Group, Inc.	24,816
1,142	Chesapeake Lodging Trust	37,583
943	Crown Castle International Corp.	107,531
2,262	CubeSmart	69,104
370	Digital Reality Trust, Inc.	45,984
470	Douglas Emmett, Inc.	18,358
2,244	Duke Realty Corp.	63,932
49	Equinix, Inc.	21,370
305	Equity LifeStyle Properties, Inc.	29,548
1,005	Equity Residential	68,089
41	Essex Property Trust, Inc.	10,097
728	Extra Space Storage, Inc.	67,129
464	Host Hotels & Resorts, Inc.	9,990
703	Lamar Advertising Co.	54,166
90	Mid-America Apartment Communities, Inc.	9,320
1,786	Prologis, Inc.	119,984
136	Public Storage	28,911
176	Realty Income Corp.	10,308
192	Regency Centers Corp.	12,678
193	Simon Property Group, Inc.	35,325
148	SL Green Realty Corp.	15,451
128	Vornado Realty Trust	9,856
298	Weingarten Realty Investors	9,217
476	Weyerhaeuser Co.	16,522
		1,026,983
Food & Staples Retailing (0.8%)
402	Costco Wholesale Corp.	93,718
726	Sysco Corp.	54,319
1,140	US Foods Holding Corp.(a)	37,153
147	Walgreens Boots Alliance, Inc.	10,078
2,325	Wal-Mart Stores, Inc.	222,875
		418,143
Food Products (1.0%)
339	Archer-Daniels-Midland Co.	17,086
222	Campbell Soup Co.	8,758
1,891	Hormel Foods Corp.	74,033
846	Kellogg Co.	60,734
76	McCormick & Co.	9,491
2,479	Mondelez International, Inc., Class A	105,903
1,507	Pinnacle Foods, Inc.	100,095
522	The Kraft Heinz Co.	30,417
2,412	Tyson Foods, Inc., Class A	151,497
		558,014
Gas Utilities (0.2%)
208	Atmos Energy Corp.	19,184
1,353	UGI Corp.	73,129
		92,313

See notes to financial statements

Schedule of Portfolio Investments	Active Core Fund
August 31, 2018	Continued

Shares or Principal Amount	Security Description	Value

Common Stocks, continued:
Health Care Equipment & Supplies (1.8%)
1,275	Abbott Laboratories	$85,221
370	ABIOMED, Inc.(a)	150,435
26	Align Technology, Inc.(a)	10,049
2,100	Baxter International, Inc.	156,178
765	Danaher Corp.	79,208
614	Edwards Lifesciences Corp.(a)	88,563
475	Hill-Rom Holdings, Inc.	46,203
3,299	Hologic, Inc.(a)	131,168
51	IDEXX Laboratories, Inc.(a)	12,956
68	Intuitive Surgical, Inc.(a)	38,080
844	Medtronic PLC	81,370
86	ResMed, Inc.	9,581
211	Stryker Corp.	35,750
222	Teleflex, Inc.	54,929
		979,691
Health Care Providers & Services (1.6%)
199	Aetna, Inc.	39,854
605	Anthem, Inc.	160,162
537	Centene Corp.(a)	78,660
77	Cigna Corp.	14,502
171	HCA Healthcare, Inc.	22,933
196	Henry Schein, Inc.(a)	15,225
264	Humana, Inc.	87,981
204	Quest Diagnostics, Inc.	22,436
1,175	UnitedHealth Group, Inc.	315,440
339	Well Care Health Plans, Inc.(a)	102,571
		859,764
Health Care Technology (0.2%)
199	Cerner Corp.(a)	12,957
754	Veeva Systems, Inc.(a)	78,687
		91,644
Hotels, Restaurants & Leisure (1.0%)
240	Aramark	9,859
651	Carnival Corp.	40,030
985	Darden Restaurants, Inc.	114,300
276	Dunkin’ Brands Group, Inc.	20,118
161	Hilton Worldwide Holdings, Inc.	12,497
159	Hyatt Hotels Corp., Class A	12,300
236	Las Vegas Sands Corp.	15,439
690	McDonald’s Corp.	111,939
645	Norwegian Cruise Line Holdings, Ltd.(a)	34,578
1,065	Six Flags Entertainment Corp.	71,941
1,023	Starbucks Corp.	54,679
442	Wyndham Worldwide Corp.	19,536
203	Yum! Brands, Inc.	17,639
		534,855
Household Durables (0.8%)
2,606	D.R. Horton, Inc.	115,993
632	Garmin, Ltd.	43,064
1,156	Leggett & Platt, Inc.	52,529
56	NVR, Inc.(a)	149,433
974	Pulte Homes, Inc.	27,223
413	Toll Brothers, Inc.	14,963
		403,205
Household Products (1.0%)
560	Church & Dwight Co., Inc.	31,685
1,738	Colgate-Palmolive Co.	115,421
618	Energizer Holdings, Inc.	39,299
223	Kimberly-Clark Corp.	25,765
831	The Clorox Co.	120,478
2,256	The Procter & Gamble Co.	187,135
		519,783

Shares or Principal Amount	Security Description	Value

Common Stocks, continued:
Independent Power & Renewable Electricity Producers (0.0%)
937	AES Corp.	$12,612
Industrial Conglomerates (0.5%)
618	3M Co.	130,348
138	Carlisle Cos., Inc.	17,500
713	Honeywell International, Inc.	113,410
63	Roper Technologies, Inc.	18,797
		280,055
Insurance (0.8%)
484	Aflac, Inc.	22,380
149	AON PLC	21,688
893	Assured Guaranty, Ltd.	36,380
209	Athene Holdings, Ltd.(a)	10,379
66	Chubb, Ltd.	8,926
238	Cincinnati Financial Corp.	18,247
364	First American Financial	20,697
1,589	FNF Group	63,719
229	Lincoln National Corp.	15,018
621	Marsh & McLennan Cos., Inc.	52,555
225	Principal Financial Group, Inc.	12,418
361	Prudential Financial, Inc.	35,468
840	The Allstate Corp.	84,479
162	The Hanover Insurance Group, Inc.	19,843
461	The Hartford Financial Services Group, Inc.	23,221
513	The Progressive Corp.	34,643
		480,061
Internet & Direct Marketing Retail (1.1%)
163	Amazon.com, Inc.(a)	328,071
30	Booking Holdings, Inc.(a)	58,547
540	Expedia, Inc.	70,470
387	Netflix, Inc.(a)	142,292
		599,380
Internet Software & Services (1.8%)
105	Alphabet, Inc., Class A(a)	129,339
113	Alphabet, Inc., Class C(a)	137,655
2,622	Facebook, Inc., Class A(a)	460,764
1,249	Twitter, Inc.(a)	43,940
908	VeriSign, Inc.(a)	144,018
581	Zillow Group, Inc., Class A(a)	27,946
		943,662
IT Services (2.2%)
403	Accenture PLC, Class A	68,135
365	Automatic Data Processing, Inc.	53,564
773	Broadridge Financial Solutions, Inc.	104,463
359	Cognizant Technology Solutions Corp., Class A	28,156
169	Euronet Worldwide, Inc.(a)	16,528
481	Fidelity National Information Services, Inc.	52,030
2,084	Fiserv, Inc.(a)	166,866
99	Global Payments, Inc.	12,333
87	Jack Henry & Associates, Inc.	13,784
162	Leidos Holdings, Inc.	11,465
781	MasterCard, Inc., Class A	168,352
675	Paychex, Inc.	49,444
733	Paypal Holdings, Inc.(a)	67,678
1,271	The Western Union Co.	24,047
926	Total System Services, Inc.	89,952
1,590	Visa, Inc., Class A	233,556
179	Worldpay, Inc., Class A(a)	17,433
		1,177,786

See notes to financial statements

Schedule of Portfolio Investments	Active Core Fund
August 31, 2018	Continued

Shares or Principal Amount	Security Description	Value

Common Stocks, continued:
Leisure Products (0.1%)
636	Hasbro, Inc.	$63,161
Life Sciences Tools & Services (0.6%)
285	Agilent Technologies, Inc.	19,249
387	Charles River Laboratories International, Inc.(a)	47,798
127	Illumina, Inc.(a)	45,063
73	Mettler-Toledo International, Inc.(a)	42,666
408	Thermo Fisher Scientific, Inc.	97,553
248	Waters Corp.(a)	46,991
		299,320
Machinery (0.5%)
1,518	Allison Transmission Holdings, Inc.	75,384
161	Crane Co.	14,696
693	Fortive Corp.	58,198
337	Illinois Tool Works, Inc.	46,803
82	Parker-Hannifin Corp.	14,399
70	Stanley Black & Decker, Inc.	9,837
320	The Timken Co.	15,568
383	The Toro Co.	23,283
		258,168
Media (0.7%)
822	Comcast Corp., Class A	30,406
194	GCI Liberty, Inc., Class A(a)	9,522
141	Omnicom Group, Inc.	9,774
863	The Interpublic Group of Cos., Inc.	20,151
173	The Madison Square Garden Co., Class A(a)	52,236
1,784	The Walt Disney Co.	199,843
863	Twenty-First Century Fox, Inc., Class A	39,180
		361,112
Metals & Mining (0.5%)
413	Compass Minerals International, Inc.	25,833
337	Newmont Mining Corp.	10,457
824	Reliance Steel & Aluminum Co.	72,421
3,284	Steel Dynamics, Inc.	150,178
		258,889
Mortgage Real Estate Investment Trusts (0.1%)
1,419	AGNC Investment Corp.	26,990
1,165	Annaly Capital Management, Inc.	12,372
		39,362
Multiline Retail (0.2%)
169	Dollar General Corp.	18,206
170	Dollar Tree, Inc.(a)	13,687
1,531	Nordstrom, Inc.	96,223
		128,116
Multi-Utilities (0.4%)
1,283	CenterPoint Energy, Inc.	35,655
199	Consolidated Edison, Inc.	15,707
409	Dominion Resources, Inc.	28,945
115	DTE Energy Co.	12,781
426	MDU Resources Group, Inc.	11,881
191	Public Service Enterprise Group, Inc.	9,999
194	Sempra Energy	22,520
1,051	WEC Energy Group, Inc.	71,026
		208,514
Oil, Gas & Consumable Fuels (3.1%)
542	Anadarko Petroleum Corp.	34,905
163	Andeavor	24,905
1,544	Chevron Corp.	182,902
129	ConocoPhillips	9,472

Shares or Principal Amount	Security Description	Value

Common Stocks, continued:
Oil, Gas & Consumable Fuels, continued:
705	Continental Resources, Inc.(a)	$46,495
414	EOG Resources, Inc.	48,947
3,870	Exxon Mobil Corp.	310,259
3,985	HollyFrontier Corp.	296,963
1,314	Marathon Oil Corp.	28,264
1,286	Marathon Petroleum Corp.	105,825
440	Murphy Oil Corp.	13,565
1,396	Occidental Petroleum Corp.	111,499
1,013	ONEOK, Inc.	66,767
2,348	PBF Energy, Inc.	121,908
368	Phillips 66	43,612
173	Pioneer Natural Resources Co	30,223
775	SM Energy Co.	23,320
3,055	The Williams Cos., Inc.	90,397
748	TOTAL SA ADR	46,930
538	Valero Energy Corp.	63,419
		1,700,577
Paper & Forest Products (0.1%)
592	Domtar Corp.	30,133
Personal Products (0.0%)
137	The Estee Lauder Cos., Inc., Class A	19,196
Pharmaceuticals (1.9%)
1,628	Bristol-Myers Squibb Co.	98,575
946	Eli Lilly & Co.	99,945
3,126	Johnson & Johnson	421,042
1,348	Merck & Co., Inc.	92,459
5,846	Pfizer, Inc.	242,726
989	Zoetis, Inc.	89,603
		1,044,350
Professional Services (0.2%)
22	CoStar Group, Inc.(a)	9,728
74	Equifax, Inc.	9,914
243	IHS Markit, Ltd.(a)	13,365
181	ManpowerGroup, Inc.	16,965
732	Robert Half International, Inc.	57,227
99	Verisk Analytics, Inc., Class A(a)	11,790
		118,989
Real Estate Management & Development (0.1%)
487	CBRE Group, Inc., Class A(a)	23,770
1,439	Realogy Holdings Corp.	30,781
		54,551
Road & Rail (0.4%)
311	Old Dominion Freight Line, Inc.	47,396
119	Ryder System, Inc.	9,144
338	Schneider National, Inc., Class B	9,143
877	Union Pacific Corp.	132,094
		197,777
Semiconductors & Semiconductor Equipment (2.0%)
357	Analog Devices, Inc.	35,289
553	Applied Materials, Inc.	23,790
147	Broadcom, Inc.	32,197
3,604	Intel Corp.	174,542
1,252	Lam Research Corp.	216,710
3,883	Micron Technology, Inc.(a)	203,935
465	NVIDIA Corp.	130,516
483	NXP Semiconductors NV(a)	44,987
2,023	ON Semiconductor Corp.(a)	43,171
768	QUALCOMM, Inc.	52,769
110	Skyworks Solutions, Inc.	10,043
961	Texas Instruments, Inc.	108,016
152	Xilinx, Inc.	11,830
		1,087,795

See notes to financial statements

Schedule of Portfolio Investments	Active Core Fund
August 31, 2018	Continued

Shares or Principal Amount	Security Description	Value

Common Stocks, continued:
Software (2.1%)
447	Activision Blizzard, Inc.	$32,229
672	Adobe Systems, Inc.(a)	177,078
53	ANSYS, Inc.(a)	9,857
749	Cadence Design Systems, Inc.(a)	35,233
584	Electronic Arts, Inc.(a)	66,231
1,370	Fortinet, Inc.(a)	114,751
248	Intuit, Inc.	54,429
329	Manhattan Associates, Inc.(a)	19,079
3,149	Microsoft Corp.	353,726
732	Oracle Corp.	35,561
454	Salesforce.com, Inc.(a)	69,317
1,205	Take-Two Interactive Software(a)	160,940
		1,128,431
Specialty Retail (1.1%)
712	Best Buy Co., Inc.	56,647
228	Burlington Stores, Inc.(a)	38,345
626	Lowe’s Cos., Inc.	68,078
71	O’Reilly Automotive, Inc.(a)	23,815
1,005	Ross Stores, Inc.	96,259
1,146	The Home Depot, Inc.	230,081
400	The TJX Cos., Inc.	43,988
486	Williams-Sonoma, Inc.	34,132
		591,345
Technology Hardware, Storage & Peripherals (2.5%)
5,210	Apple, Inc.	1,185,953
4,719	HP, Inc.	116,323
461	NetApp, Inc.	40,019
		1,342,295
Textiles, Apparel & Luxury Goods (0.4%)
821	NIKE, Inc., Class B	67,486
1,468	Tapestry, Inc.	74,413
592	VF Corp.	54,541
		196,440
Thrifts & Mortgage Finance (0.1%)
858	New York Community Bancorp, Inc.	9,241
2,620	Oritani Financial Corp.	42,444
		51,685
Tobacco (0.4%)
2,639	Altria Group, Inc.	154,434
1,112	Philip Morris International, Inc.	86,614
		241,048
Trading Companies & Distributors (0.3%)
354	Fastenal Co.	20,659
952	H&E Equipment Services, Inc.	33,139
1,384	HD Supply Holdings, Inc.(a)	63,097
233	MSC Industrial Direct Co., Inc., Class A	19,917
29	W.W. Grainger, Inc.	10,268
79	Watsco, Inc.	13,824
		160,904
Water Utilities (0.0%)
269	American Water Works Co., Inc.	23,546
Wireless Telecommunication Services (0.1%)
656	T-Mobile US, Inc.(a)	43,322
Total Common Stocks		27,018,221

Asset Backed Securities (1.5%)
$201,232	AccessLex Institute, Series 2007-1, Class C, 2.74% (US0003M + 40 bps), 10/25/35*(b)	188,974

Shares or Principal Amount	Security Description	Value

Asset Backed Securities, continued:
$92,854	Aegis Asset Backed Securities Trust, Series 2004-4, Class A1, 2.78% (US0001M + 72 bps), 10/25/34*	$92,746
174,371	Saxon Asset Securities Trust, Series 2003- 3, Class A5, 4.81%, 12/25/33*(c)	174,031
210,000	SLM Student Loan Trust, Series 2012-7, Class B, 3.86% (US0001M + 180 bps), 9/25/43*	210,728
149,250	Vantage Data Centers Issuer LLC, Series 2018-1A, Class A2, 4.07%, 2/16/43*(d)	150,517
Total Asset Backed Securities		816,996

Mortgage Backed Securities† (10.1%)
Alt-A - Adjustable Rate Mortgage Backed Securities (0.3%)
220,316	Bear Stearns Alternative-A Trust, Series 2007-2, Class 2A1, 3.93%, 4/25/37*(c)	178,560
4,875	Deutsche Mortgage Securities, Inc., Series 2003-4XS, Class 10A1, 5.32%, 10/25/33*(c)	4,868
		183,428
Alt-A - Fixed Rate Mortgage Backed Securities (1.5%)
59,782	Bank of America Alternative Loan Trust, Series 2005-10, Class 1CB4, 5.50%, 11/25/35*	59,248
79,075	Bank of America Alternative Loan Trust, Series 2004-10, Class 1CB1, 6.00%, 11/25/34*	82,982
79,118	Citi Mortgage Alternative Loan Trust, Series 2007-A2, Class 1A5, 6.00%, 2/25/37*	76,561
27,899	Countrywide Alternative Loan Trust, Series 2005-53T2, Class 2A4, 5.50%, 11/25/35*	21,520
64,527	Countrywide Alternative Loan Trust, Series 2006-8T1, Class 2A3, 5.50%, 4/25/36*	57,147
12,865	Countrywide Alternative Loan Trust, Series 2006-41CB, Class 2A4, 6.00%, 1/25/37*	11,465
24,645	Countrywide Alternative Loan Trust, Series 2004-J2, Class 2A1, 6.50%, 3/25/34*	25,439
766	Countrywide Alternative Loan Trust, Series 2005-J3, Class 3A1, 6.50%, 9/25/34*	763
89,368	Deutsche Alternative-A Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Class A3, 5.35%, 6/25/36*(c)	85,487
7,596	Master Alternative Loans Trust, Series 2004-6, Class 10A1, 6.00%, 7/25/34*	7,820
53,977	Master Alternative Loans Trust, Series 2004-8, Class 5A1, 6.00%, 9/25/34*	54,460
86,314	Master Alternative Loans Trust, Series 2004-3, Class 5A1, 6.50%, 3/25/34*	91,124
46,535	Nomura Asset Acceptance Corp., Series 2005-AP1, Class 2A5, 4.86%, 2/25/35*(c)	46,645
21,301	Nomura Asset Acceptance Corp., Series 2005-AP2, Class A5, 4.98%, 5/25/35*(c)	16,164

See notes to financial statements

Schedule of Portfolio Investments	Active Core Fund
August 31, 2018	Continued

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Alt-A - Fixed Rate Mortgage Backed Securities, continued:
$158,459	Nomura Asset Acceptance Corp., Series 2006-AF1, Class 1A2, 6.16%, 5/25/36*(c)	$61,838
1,944	Residential Accredit Loans, Inc., Series 2004-QS9, Class A1, 5.00%, 6/25/19*	1,942
12,611	Residential Accredit Loans, Inc., Series 2006-QS5, Class A9, 6.00%, 5/25/36*	11,654
70,096	Residential Asset Securitization Trust, Series 2005-A9, Class A3, 5.50%, 7/25/35*	60,177
40,936	Residential Asset Securitization Trust, Series 2006-A2, Class A3, 6.00%, 5/25/36*	30,027
49,250	Washington Mutual Mortgage Pass- Through Certificates, Series 2005-5, Class CB14, 5.50%, 7/25/35*	46,257
		848,720
Prime Adjustable Rate Mortgage Backed Securities (0.0%)
13,544	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-6, Class 2A2, 4.26%, 9/25/34*(c)	11,883
10,426	Chase Mortgage Finance Corp., Series 2007-A2, Class 10A1, 3.56%, 7/25/37*(c)	9,280
		21,163
Prime Fixed Mortgage Backed Securities (1.2%)
222,491	American Home Mortgage Investment Trust, Series 2005-2, Class 5A4C, 5.41%, 9/25/35*(c)	181,241
30,487	Banc of America Funding Trust, Series 2006-4, Class A14, 6.00%, 7/25/36*	28,573
19,578	Citigroup Mortgage Loan Trust, Inc., Series 2005-2, Class 1A4, 3.86%, 5/25/35*(c)	19,708
115,620	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM1, Class 1A2, 6.50%, 7/25/34*	129,840
42,488	Countrywide Home Loans, Series 2005-22, Class 2A1, 3.51%, 11/25/35*(c)	37,843
1,972	Countrywide Home Loans, Series 2004- 24CB, Class 2A1, 5.00%, 11/25/19*	1,971
35,699	Countrywide Home Loans, Series 2005-J1, Class 1A8, 5.50%, 2/25/35*	35,767
37,844	Countrywide Home Loans, Series 2007-J3, Class A10, 6.00%, 7/25/37*	30,292
42,000	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-1, Class 2A1, 5.50%, 2/25/35*	39,931
27,304	Credit Suisse Mortgage Capital Certificates, Series 2006-2, Class 3A1, 6.50%, 3/25/36*	15,496
402	GSR Mortgage Loan Trust, Series 2006-10F, Class 5A1, 6.00%, 1/25/27*	1,544
21,647	Lehman Mortgage Trust, Series 2005-3, Class 2A3, 5.50%, 1/25/36*	20,563
18,481	Residential Asset Mortgage Products, Inc., Series 2004-SL1, Class A7, 7.00%, 11/25/31*	19,715

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Prime Fixed Mortgage Backed Securities, continued:
$74,340	Structured Asset Securities Corp., Series 2005-3, Class 1A8, 5.75%, 3/25/35*	$70,892
434	Washington Mutual, Series 2003-S4, Class 4A1, 4.00%, 2/25/32*	435
11,127	Wells Fargo Mortgage Backed Securities Trust, Series 2006-11, Class A8, 6.00%, 9/25/36*	10,665
		644,476
Subprime Mortgage Backed Securities (0.8%)
145,717	Towd Point Mortgage Trust, Series 2017-6, Class A1, 2.75%, 10/25/57*(c)(d)	142,518
91,236	Towd Point Mortgage Trust, Series 2018-1, Class A1, 3.00%, 1/25/58(c)(d)	89,787
169,680	Towd Point Mortgage Trust, Series 2018-2, Class A1, 3.25%, 3/25/58(c)(d)	167,927
		400,232
U.S. Government Agency Mortgage Backed Securities (6.3%)
90,613	Fannie Mae, Series 2013-68, Class 10A1, 1.00%, 3/25/42	82,424
92,298	Fannie Mae, Series 2012-10, Class TA, 2.00%, 3/25/38	90,100
109,664	Fannie Mae, Series 2013-18, Class 10A1, 2.00%, 12/25/42	104,115
206,405	Fannie Mae, Series 2013-23, Class AB, 2.00%, 2/25/43	193,371
125,929	Fannie Mae, Series 2013-73, Class 10A1, 2.25%, 6/25/42	121,112
219,578	Fannie Mae, Series 2013-74, Class 10A1, 2.25%, 6/25/42(c)	212,330
22,952	Fannie Mae, Series 2012-2, Class 10A1, 2.50%, 5/25/41	22,733
188,528	Fannie Mae, Series 2015-71, Class PD, 2.50%, 3/25/43	182,661
166,148	Fannie Mae, Series 2017-43, Class PA, 2.50%, 6/25/47	161,089
137,681	Fannie Mae, Series 2010-99, Class JU, 3.00%, 8/25/40	136,021
52,314	Fannie Mae, Series 2011-118, Class 10A1, 3.00%, 11/25/41	52,059
23,192	Fannie Mae, Series 2011-124, Class 10A1, 3.00%, 9/25/29	23,247
152,567	Fannie Mae, Series 2015-59, Class LM, 3.00%, 7/25/45	150,888
27,058	Fannie Mae, 4.00%, 4/1/25, Pool #AD3828	27,712
32,766	Fannie Mae, Series 2012-16, Class K, 4.00%, 10/25/41	33,582
17,501	Fannie Mae, 4.50%, 4/1/35, Pool #814522	18,262
20,428	Fannie Mae, 5.50%, 10/1/35, Pool #838584	21,908
1,593	Fannie Mae, 6.00%, 5/1/35, Pool #357778	1,735
4,000	Fannie Mae, Series 1999-18, Class LL, 6.50%, 4/18/29	4,300
92,967	Freddie Mac, Series 4146, Class 10A1, 1.50%, 10/15/42	89,451
78,579	Freddie Mac, Series 4408, Class GA, 2.00%, 9/15/41	75,100

See notes to financial statements

Schedule of Portfolio Investments	Active Core Fund
August 31, 2018	Continued

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$89,524	Freddie Mac, Series 4129, Class PA, 2.50%, 7/15/42	$86,227
136,671	Freddie Mac, Series 4312, Class 10A1, 2.50%, 12/15/41	133,341
119,772	Freddie Mac, Series 4395, Class PA, 2.50%, 4/15/37	116,559
182,654	Freddie Mac, Series 4564, Class 10A1, 2.50%, 3/15/46	176,353
10,768	Freddie Mac, 2.94% (H15T1Y + 172 bps), 6/1/28, Pool #605508	10,796
1,356	Freddie Mac, Series 3982, Class AJ, 3.00%, 6/15/36	1,355
153,590	Freddie Mac, Series 4316, Class JY, 3.00%, 1/15/44	152,476
106,947	Freddie Mac, Series 4348, Class A, 3.00%, 6/15/39	106,056
175,901	Freddie Mac, Series 4486, Class PA, 3.00%, 3/15/44	173,910
19	Freddie Mac, 5.00%, 9/1/18, Pool #E99582	19
1,456	Freddie Mac, 5.50%, 1/1/35, Pool #A30935	1,580
20,000	Freddie Mac, Series 1443, Class I, 7.50%, 12/15/22*	21,108
215,475	Freddie Mac Pass-Through Certificates, Series KJ17, Class A1, 2.40%, 10/25/24	210,238
35,198	Government National Mortgage Assoc., Series 2013-104, Class DC, 2.00%, 4/20/40	34,660
77,033	Government National Mortgage Assoc., Series 2013-69, Class 10A1, 2.00%, 9/20/42	68,033
183,377	Government National Mortgage Assoc., Series 2016-141, Class PA, 2.25%, 8/20/46	177,373
949	Government National Mortgage Assoc., 6.00%, 2/20/26, Pool #2166	1,016
40,866	Government National Mortgage Assoc., 6.31%, 3/20/33, Pool #612258	44,763
1,802	Government National Mortgage Assoc., 7.00%, 1/15/26, Pool #421420	1,817
8,159	Government National Mortgage Assoc., 7.00%, 7/15/29, Pool #492747	8,638
		3,330,518
Total Mortgage Backed Securities		5,428,537

Corporate Bonds (6.4%)
Banks (1.2%)
440,000	Bank of America Corp., 3.55% (US0003M + 78 bps), 3/5/24, Callable 3/5/23 @ 100 *	437,305
250,000	Wells Fargo & Co., 3.00%, 10/23/26	233,731
		671,036
Beverages (0.3%)
85,000	Keurig Dr. Pepper, Inc., 4.42%, 5/25/25, Callable 3/25/25 @ 100 *(d)	86,137
88,000	Molson Coors Brewing Co., 3.00%, 7/15/26, Callable 4/15/26 @ 100 *	80,900
		167,037

Shares or Principal Amount	Security Description	Value

Corporate Bonds, continued:
Capital Markets (0.4%)
$250,000	Goldman Sachs Group, Inc., 3.50%, 11/16/26, Callable 11/16/25 @ 100 *	$238,212
Diversified Telecommunication Services (0.5%)
270,000	AT&T, Inc., 3.40%, 5/15/25, Callable 2/15/25 @ 100 *	256,706
Food Products (0.3%)
175,000	Campbell Soup Co., 3.95%, 3/15/25, Callable 1/15/25 @ 100 *	170,249
Hotels, Restaurants & Leisure (0.2%)
85,000	Royal Caribbean Cruises, 5.25%, 11/15/22	89,744
Industrial Conglomerates (0.4%)
230,000	General Electric Co., 3.10%, 1/9/23	226,937
Internet Software & Services (0.6%)
300,000	eBay, Inc., 2.82% (US0003M + 48 bps), 8/1/19	300,597
IT Services (0.9%)
500,000	International Business Machine Corp., 1.63%, 5/15/20	490,268
Multiline Retail (0.3%)
150,000	Macys Retail Holdings, Inc., 2.88%, 2/15/23, Callable 11/15/22 @ 100 *	141,796
Oil, Gas & Consumable Fuels (0.6%)
325,000	BP Capital Markets PLC, 2.75%, 5/10/23	316,031
Technology Hardware, Storage & Peripherals (0.4%)
225,000	Apple, Inc., 3.20%, 5/11/27, Callable 2/11/27 @ 100 *	218,974
Thrifts & Mortgage Finance (0.3%)
185,174	Preferred Term Securities XX, Class B2, 2.79% (US0003M + 45 bps), 3/22/38, Callable 10/8/18 @ 100 *(d)	159,713
Total Corporate Bonds		3,447,300

Taxable Municipal Bonds (5.3%)
Illinois (0.9%)
150,000	Northern Illinois Municipal Power Agency Power Project Revenue, Build America Bonds, GO, 6.29%, 1/1/21, Continuously Callable @100	151,365
300,000	Rosemont Illinois State, GO, Series A, 2.76%, 12/1/19, Insured by: MAC	297,903
		449,268
Kansas (0.5%)
250,000	Kansas State Development Finance Authority Revenue, Series H, 4.29%, 4/15/29	257,095
Michigan (0.8%)
240,000	County of Jackson Michigan, GO, 3.73%, 12/1/30, Continuously Callable @100	239,390
210,000	Houghton-Portage Township School District, GO, Series B, 2.70%, 5/1/25, Insured by: Q-SBLF	200,955
		440,345
Missouri (0.2%)
100,000	Hanley Road Corridor Transnational Development Missouri Transnational Tax Revenue, Build America Bonds, GO, 7.50%, 10/1/39, Continuously Callable @100	103,797

See notes to financial statements

Schedule of Portfolio Investments	Active Core Fund
August 31, 2018	Concluded

Shares or Principal Amount	Security Description	Value

Taxable Municipal Bonds, continued:
Ohio (0.6%)
$330,000	County of Cuyahoga Ohio Revenue, 3.48%, 7/1/32, Continuously Callable @100	$324,299
Rhode Island (0.4%)
225,000	Rhode Island Convention Center Authority Revenue, 3.15%, 5/15/25	219,735
South Carolina (0.4%)
220,000	South Carolina Public Service Authority Revenue, Series D, 2.39%, 12/1/23	206,056
Texas (1.2%)
360,000	County of Burnet TX, GO, 4.20%, 3/1/34, Continuously Callable @100	363,125
300,000	Dallas Independent School District, Build America Bonds, GO, 6.45%, 2/15/35, Continuously Callable @100, Insured by: PSF-GTD	323,256
		686,381
Wisconsin (0.3%)
140,000	Wisconsin State, Build America Bonds, GO, Series D, 5.10%, 5/1/41, Continuously Callable @100	146,427
Total Taxable Municipal Bonds		2,833,403

U.S. Government Agency Securities (3.5%)
Fannie Mae
250,000	2.00%, 7/28/21, Callable 10/28/18 @ 100 *(c)(e)	247,160
185,000	2.50%, 12/27/32, Callable 9/27/18 @ 100 *(c)	179,001
		426,161
Freddie Mac
500,000	1.88%, 8/25/21, Callable 11/25/18 @ 100 *(c)	490,247
250,000	2.00%, 5/25/21, Callable 11/25/18 @ 100 *(c)(e)	247,763
250,000	2.00%, 11/23/21, Callable 11/23/18 @ 100 *(c)(e)	245,016

Shares or Principal Amount	Security Description	Value

U.S. Government Agency Securities, continued:
Freddie Mac, continued:
$250,000	2.50%, 6/9/21, Callable 12/9/18 @ 100 *(c)(e)	$247,497
220,000	3.00%, 3/8/28 (c)	214,771
4,674	Series 2302, 6.50%, 4/15/31	5,164
		1,450,458
Total U.S. Government Agency Securities		1,876,619

U.S. Treasury Obligations (13.8%)
U.S. Treasury Bonds
2,737,000	2.25%, 8/15/46	2,344,626
U.S. Treasury Inflation Indexed Notes
876,000	0.38%, 7/15/25	910,972
U.S. Treasury Notes
1,314,000	1.25%, 12/15/18	1,310,703
1,095,000	1.38%, 9/30/23	1,023,996
876,000	2.25%, 2/29/20	871,791
985,000	2.25%, 2/15/27	941,598
		4,148,088
Total U.S. Treasury Obligations		7,403,686

Investment Companies (6.0%)
17,930	iShares MSCI EAFE Index Fund ETF	1,207,406
36,055	iShares MSCI Emerging Markets Index Fund ETF	1,556,495
4,000	SPDR Gold Trust ETF	454,040
Total Investment Companies		3,217,941

Investment in Affiliates (2.7%)
771,330	Cavanal Hill Government Securities Money Market Fund, Institutional Shares, 1.80%(f)	771,330
73,409	Cavanal Hill World Energy Fund, Institutional Class	698,215
Total Investment in Affiliates		1,469,545

Total Investments (Cost $43,018,573)(g) - 99.7%		53,512,248
Other assets in excess of liabilities — 0.3%		134,081
Net Assets - 100.0%		$53,646,329

(a)	Non-income producing security.

(b)	The Adviser has deemed these securities to be illiquid according to the policies and procedures adopted by the Board of Trustees. At August 31, 2018, illiquid securities were 0.4% of the Fund’s net assets.

(c)	The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate presented is the rate in effect at August 31, 2018.

(d)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.

(e)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at August 31, 2018.

(f)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2018.

(g)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.

*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.

†	Mortgage backed securities are classified based on the characteristics of their underlying collateral, the fixed vs. variable nature of the obligations, and the credit standing of the mortgagors. The fixed or variable rate nature of securities interest payments to which the fund is entitled may not coincide with the payment nature of the collateral underlying the securities.

ADR	American Depositary Receipt
ETF	Exchange Traded Fund
GO	General Obligation
H15T1Y	1 Year Treasury Constant Maturity Rate
LIBOR	London Interbank Offered Rate
MAC	Municipal Assurance Corporation

PSF-GTD	Public School Fund Guaranteed
Q-SBLF	Qualified School Bond Loan Fund
US0001M	1 Month US Dollar LIBOR
US0003M	3 Month US Dollar LIBOR

See notes to financial statements

Schedule of Portfolio Investments	Mid Cap Core Equity Fund

August 31, 2018

Shares	Security Description	Value

Common Stocks (95.6%)
Aerospace & Defense (3.4%)
350	BWX Technologies, Inc.	$21,462
158	L3 Technologies, Inc.	33,768
276	Spirit AeroSystems Holdings, Inc., Class A	23,598
		78,828
Airlines (0.6%)
85	Alaska Air Group, Inc.	5,737
90	United Continental Holdings, Inc.(a)	7,867
		13,604
Auto Components (1.9%)
132	Lear Corp.	21,411
477	The Goodyear Tire & Rubber Co.	10,823
121	Visteon Corp.(a)	13,357
		45,591
Automobiles (0.4%)
100	Thor Industries, Inc.	9,544
Banks (3.6%)
92	Comerica, Inc.	8,968
293	Commerce Bancshares, Inc.	20,821
161	Cullen/Frost Bankers, Inc.	17,853
229	East West Bancorp, Inc.	14,516
25	SVB Financial Group(a)	8,069
246	Western Alliance Bancorp(a)	14,182
		84,409
Biotechnology (1.1%)
312	Exelixis, Inc.(a)	5,862
163	United Therapeutics Corp.(a)	20,048
		25,910
Building Products (1.9%)
203	Allegion PLC	17,706
113	Lennox International, Inc.	25,178
		42,884
Capital Markets (5.6%)
781	E*Trade Financial Corp.(a)	45,970
150	Eaton Vance Corp.	7,910
55	FactSet Research Systems, Inc.	12,616
217	LPL Financial Holdings, Inc.	14,374
120	MSCI, Inc., Class A	21,631
195	Nasdaq, Inc.	18,611
205	SEI Investments Co.	12,931
		134,043
Chemicals (0.8%)
340	Axalta Coating Systems, Ltd.(a)	10,370
90	Westlake Chemical Corp.	8,511
		18,881
Commercial Services & Supplies (1.3%)
144	Cintas Corp.	30,725
Communications Equipment (4.4%)
203	Arista Networks, Inc.(a)	60,693
174	Commscope Holding Co., Inc.(a)	5,514
237	Harris Corp.	38,515
		104,722
Containers & Packaging (2.1%)
72	AptarGroup, Inc.	7,539
354	Berry Plastics Group, Inc.(a)	16,896
232	Packaging Corp. of America	25,502
		49,937
Diversified Consumer Services (0.9%)
349	ServiceMaster Global Holdings, Inc.(a)	21,034
Electric Utilities (2.1%)
446	Edison International	29,315
643	PPL Corp.	19,123
		48,438

Shares	Security Description	Value

Common Stocks, continued:
Electrical Equipment (0.3%)
75	Regal-Beloit Corp.	$6,278
Electronic Equipment, Instruments & Components (1.1%)
289	CDW Corp.	25,305
Energy Equipment & Services (0.3%)
463	RPC, Inc.	6,334
Equity Real Estate Investment Trusts (6.5%)
609	American Homes 4 Rent, Class A	14,129
162	Apartment Investment & Management Co., Class A	7,096
319	Apple Hospitality REIT, Inc.	5,630
840	CubeSmart	25,661
212	Douglas Emmett, Inc.	8,281
730	Duke Realty Corp.	20,797
137	Equity LifeStyle Properties, Inc.	13,273
284	Extra Space Storage, Inc.	26,187
131	Lamar Advertising Co.	10,094
147	Prologis, Inc.	9,875
85	Regency Centers Corp.	5,613
66	SL Green Realty Corp.	6,890
		153,526
Food & Staples Retailing (0.4%)
283	US Foods Holding Corp.(a)	9,223
Food Products (3.5%)
543	Hormel Foods Corp.	21,258
84	Kellogg Co.	6,030
388	Pinnacle Foods, Inc.	25,771
447	Tyson Foods, Inc., Class A	28,077
		81,136
Gas Utilities (1.2%)
500	UGI Corp.	27,025
Health Care Equipment & Supplies (5.1%)
114	ABIOMED, Inc.(a)	46,350
40	Edwards Lifesciences Corp.(a)	5,770
111	Hill-Rom Holdings, Inc.	10,797
983	Hologic, Inc.(a)	39,084
80	Teleflex, Inc.	19,794
		121,795
Health Care Providers & Services (1.9%)
87	Henry Schein, Inc.(a)	6,758
55	Quest Diagnostics, Inc.	6,049
106	Well Care Health Plans, Inc.(a)	32,072
		44,879
Health Care Technology (0.7%)
161	Veeva Systems, Inc.(a)	16,802
Hotels, Restaurants & Leisure (0.9%)
67	Darden Restaurants, Inc.	7,775
72	Hilton Worldwide Holdings, Inc.	5,589
118	Six Flags Entertainment Corp.	7,970
		21,334
Household Durables (3.0%)
646	D.R. Horton, Inc.	28,753
11	NVR, Inc.(a)	29,353
441	Pulte Homes, Inc.	12,326
		70,432
Household Products (0.9%)
253	Church & Dwight Co., Inc.	14,315
43	The Clorox Co.	6,234
		20,549
Independent Power & Renewable Electricity Producers (0.2%)
425	AES Corp.	5,721
Insurance (2.3%)
278	Assured Guaranty, Ltd.	11,326
107	Cincinnati Financial Corp.	8,204

See notes to financial statements

Schedule of Portfolio Investments	Mid Cap Core Equity Fund
August 31, 2018	Concluded

Shares	Security Description	Value

Common Stocks, continued:
Insurance, continued:
331	FNF Group	$13,273
102	Principal Financial Group, Inc.	5,629
72	The Hanover Insurance Group, Inc.	8,819
105	The Hartford Financial Services Group, Inc.	5,289
		52,540
Internet & Direct Marketing Retail (0.6%)
109	Expedia, Inc.	14,225
Internet Software & Services (2.0%)
171	Twitter, Inc.(a)	6,016
263	VeriSign, Inc.(a)	41,714
		47,730
IT Services (5.4%)
146	Broadridge Financial Solutions, Inc.	19,730
75	Euronet Worldwide, Inc.(a)	7,335
52	Fidelity National Information Services, Inc.	5,625
546	Fiserv, Inc.(a)	43,718
215	Paychex, Inc.	15,749
370	Total System Services, Inc.	35,942
		128,099
Leisure Products (0.9%)
203	Hasbro, Inc.	20,160
Life Sciences Tools & Services (1.3%)
128	Agilent Technologies, Inc.	8,645
62	Charles River Laboratories International, Inc.(a)	7,658
75	Waters Corp.(a)	14,211
		30,514
Machinery (2.5%)
687	Allison Transmission Holdings, Inc.	34,117
72	Crane Co.	6,572
145	The Timken Co.	7,054
173	The Toro Co.	10,517
		58,260
Media (0.7%)
52	The Madison Square Garden Co., Class A(a)	15,701
Metals & Mining (2.3%)
170	Reliance Steel & Aluminum Co.	14,941
832	Steel Dynamics, Inc.	38,048
		52,989
Mortgage Real Estate Investment Trusts (0.8%)
641	AGNC Investment Corp.	12,192
526	Annaly Capital Management, Inc.	5,586
		17,778
Multiline Retail (0.3%)
76	Dollar Tree, Inc.(a)	6,119
Multi-Utilities (1.2%)
203	CenterPoint Energy, Inc.	5,641
192	MDU Resources Group, Inc.	5,355
86	Sempra Energy	9,983
97	WEC Energy Group, Inc.	6,555
		27,534

Shares	Security Description	Value

Common Stocks, continued:
Oil, Gas & Consumable Fuels (4.7%)
766	HollyFrontier Corp.	$57,083
200	Murphy Oil Corp.	6,166
154	ONEOK, Inc.	10,150
634	PBF Energy, Inc.	32,917
197	The Williams Cos., Inc.	5,829
		112,145
Paper & Forest Products (0.4%)
166	Domtar Corp.	8,449
Professional Services (1.1%)
331	Robert Half International, Inc.	25,878
Real Estate Management & Development (0.8%)
219	CBRE Group, Inc., Class A(a)	10,689
340	Realogy Holdings Corp.	7,273
		17,962
Road & Rail (0.9%)
141	Old Dominion Freight Line, Inc.	21,488
Semiconductors & Semiconductor Equipment (2.5%)
58	Analog Devices, Inc.	5,733
253	Lam Research Corp.	43,792
415	ON Semiconductor Corp.(a)	8,856
		58,381
Software (4.5%)
338	Cadence Design Systems, Inc.(a)	15,900
303	Fortinet, Inc.(a)	25,379
148	Manhattan Associates, Inc.(a)	8,583
427	Take-Two Interactive Software(a)	57,029
		106,891
Specialty Retail (2.7%)
203	Best Buy Co., Inc.	16,151
104	Burlington Stores, Inc.(a)	17,490
143	Ross Stores, Inc.	13,697
220	Williams-Sonoma, Inc.	15,451
		62,789
Trading Companies & Distributors (1.3%)
325	HD Supply Holdings, Inc.(a)	14,817
105	MSC Industrial Direct Co., Inc., Class A	8,975
36	Watsco, Inc.	6,300
		30,092
Water Utilities (0.3%)
70	American Water Works Co., Inc.	6,127
Total Common Stocks		2,240,740
Investment in Affiliates (2.7%)
63,541	Cavanal Hill Government Securities Money Market Fund, Institutional Shares, 1.80%(b)	63,541
Total Investment in Affiliates		63,541

Total Investments (Cost $1,936,753)(c) - 98.3%		2,304,281
Other assets in excess of liabilities — 1.7%		39,334
Net Assets - 100.0%		$2,343,615

(a)	Non-income producing security.

(b)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2018.

(c)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.

See notes to financial statements

Schedule of Portfolio Investments	Opportunistic Fund

August 31, 2018

Shares or Principal Amount	Security Description	Value

Common Stocks (72.9%)
Aerospace & Defense (3.6%)
2,110	Northrop Grumman Corp.	$629,814
8,860	Rockwell Collins, Inc.	1,204,517
		1,834,331
Airlines (2.8%)
13,735	Delta Air Lines, Inc.	803,222
10,305	Southwest Airlines Co.	631,697
		1,434,919
Banks (12.6%)
21,040	Citigroup, Inc.	1,498,889
13,133	Comerica, Inc.	1,280,204
6,435	Cullen/Frost Bankers, Inc.	713,577
9,519	IBERIABANK Corp.	824,821
46,025	Old National Bancorp, Inc.	934,308
37,443	Southern National Bancorp of Virginia, Inc.	657,125
4,940	Texas Capital Banshares, Inc.(a)	439,166
		6,348,090
Biotechnology (4.8%)
5,768	Bluebird Bio, Inc.(a)	970,754
11,190	Esperion Therapeutics, Inc.(a)	553,793
11,810	Gilead Sciences, Inc.	894,371
		2,418,918
Chemicals (2.2%)
16,270	Axalta Coating Systems, Ltd.(a)	496,235
21,515	Braskem SA ADR	624,365
		1,120,600
Commercial Services & Supplies (5.2%)
40,305	Advanced Disposal Services, Inc., Class I(a)	1,075,337
88,705	Covanta Holding Corp.	1,565,644
		2,640,981
Communications Equipment (1.1%)
20,000	Radware, Ltd.(a)	554,000
Construction & Engineering (1.5%)
62,925	Construction Partners, Inc.(a)	764,539
Construction Materials (3.3%)
22,110	US Concrete, Inc.(a)	1,065,702
5,200	Vulcan Materials Co.	576,160
		1,641,862
Diversified Telecommunication Services (3.3%)
51,401	AT&T, Inc.	1,641,748
Energy Equipment & Services (3.3%)
110,760	Nabors Industries, Ltd.	683,389
15,090	Schlumberger, Ltd.	953,084
		1,636,473
Food Products (1.4%)
10,217	Pinnacle Foods, Inc.	678,613
Health Care Providers & Services (3.1%)
34,300	Envision Healthcare Corp.(a)	1,555,848
Hotels, Restaurants & Leisure (1.5%)
11,515	Six Flags Entertainment Corp.	777,838
Internet & Direct Marketing Retail (1.4%)
5,420	Expedia, Inc.	707,310
Internet Software & Services (3.4%)
846	Alphabet, Inc., Class C(a)^	1,030,589
3,609	Spotify Technology SA(a)	683,978
		1,714,567

Shares or Principal Amount	Security Description	Value

Common Stocks, continued:
Metals & Mining (1.0%)
55,885	SSR Mining, Inc.(a)	$486,200
Oil, Gas & Consumable Fuels (1.5%)
12,050	TOTAL SA ADR	756,017
Pharmaceuticals (5.6%)
9,330	AbbVie, Inc.	895,493
45,770	Adamas Pharmaceuticals, Inc.(a)	1,054,084
141,823	MediWound, Ltd.(a)	886,394
		2,835,971
Semiconductors & Semiconductor Equipment (4.0%)
47,351	Everspin Technologies, Inc.(a)	437,997
17,140	NXP Semiconductors NV(a)	1,596,420
		2,034,417
Software (2.5%)
6,670	Activision Blizzard, Inc.	480,907
20,250	Rapid7, Inc.(a)	772,538
		1,253,445
Specialty Retail (1.6%)
7,400	Lowe’s Cos., Inc.	804,750
Technology Hardware, Storage & Peripherals (1.2%)
23,465	HP, Inc.	578,412
Trading Companies & Distributors (0.9%)
18,530	GMS, Inc.(a)	460,470
Total Common Stocks		36,680,319

Corporate Bonds (21.3%)
Banks (5.9%)
$500,000	Bank of America Corp., Series G, 3.01% (US0003M + 66 bps), 7/21/21, Callable 7/21/20 @ 100 *	503,142
2,000,000	SunTrust Bank/Atlanta GA, Series B, 2.59% (US0003M + 30 bps), 1/29/21, Callable 1/29/20 @ 100 *	1,983,364
500,000	US Bancorp, 2.98% (US0003M + 64 bps), 1/24/22, Callable 12/23/21 @ 100 MTN *	503,193
		2,989,699
Energy Equipment & Services (1.9%)
978,400	Unit Corp., 6.63%, 5/15/21, Callable 10/9/18 @ 101 *	977,177
Food & Staples Retailing (2.0%)
981,000	Walmart, Inc., 2.57% (US0003M + 23 bps), 6/23/21	987,204
Household Durables (3.1%)
1,519,000	Century Communities, Inc., 6.88%, 5/15/22, Callable 10/9/18 @ 103 *	1,555,152
Oil, Gas & Consumable Fuels (1.7%)
858,000	BP Capital Markets PLC, 4.50%, 10/1/20	882,384
Semiconductors & Semiconductor (2.6%)
1,290,000	Marvell Technology Group, Ltd., 4.20%, 6/22/23, Callable 5/22/23 @ 100 *	1,295,552
Software (2.1%)
1,090,000	Microsoft Corp., 2.38%, 5/1/23, Callable 2/1/23 @ 100 *	1,057,820
Technology Hardware, Storage & Peripherals (2.1%)
1,090,000	Apple, Inc., 2.40%, 5/3/23	1,054,949
Total Corporate Bonds		10,799,937

See notes to financial statements

Schedule of Portfolio Investments	Opportunistic Fund
August 31, 2018	Concluded

Shares or Principal Amount	Security Description	Value

U.S. Treasury Obligations (1.9%)
U.S. Treasury Notes
965,000	2.25%, 2/29/20	$960,363
Total U.S. Treasury Obligations		960,363

Investment in Affiliates (3.7%)
1,856,545	Cavanal Hill Government Securities Money Market Fund, Institutional Shares, 1.80%(b)	1,856,545
Total Investment in Affiliates		1,856,545

Total Investments (Cost $47,385,890)(c) - 99.8%		50,297,164
Other assets in excess of liabilities — 0.2%		89,371
Net Assets - 100%		$50,386,535

(a)	Non-income producing security.

(b)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2018.

(c)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.

*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.

^	All or a portion of the shares have been committed as collateral for short positions.

ADR	American Depositary Receipt
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
US0003M	3 Month US Dollar LIBOR

See notes to financial statements

Schedule of Portfolio Investments	World Energy Fund

August 31, 2018

Shares or Principal Amount	Security Description	Value

Common Stocks (91.1%)
Auto Components (3.9%)
13,000	Aptiv PLC	$1,144,130
10,000	Visteon Corp.(a)	1,103,900
		2,248,030
Chemicals (5.2%)
13,000	Albemarle Corp.	1,241,760
10,000	FMC Corp.	854,500
13,000	W.R. Grace & Co.	918,580
		3,014,840
Commercial Services & Supplies (1.3%)
44,000	Covanta Holding Corp.	776,600
Electric Utilities (0.5%)
68	ALLETE, Inc.	5,105
1,055	Duke Energy Corp.	85,708
220	Korea Electric Power Corp. ADR	2,996
720	NextEra Energy, Inc.	122,473
47	Otter Tail Corp.	2,251
121	Pampa Energia SA ADR(a)	3,683
1,518	The Southern Co.	66,458
		288,674
Electrical Equipment (3.3%)
29,000	TPI Composites, Inc.(a)	812,870
47,000	Vestas Wind Systems A/S ADR	1,086,405
		1,899,275
Energy Equipment & Services (15.2%)
195,000	Ensco PLC ADR, Class A	1,333,800
1,286	Halliburton Co	51,299
1,273	Helmerich & Payne, Inc.	83,471
110,000	Nabors Industries, Ltd.	678,700
2,598	Patterson-UTI Energy, Inc.	44,504
28,556	Schlumberger, Ltd.	1,803,597
54,000	Technipfmc PLC	1,654,020
34,022	Tenaris SA ADR	1,141,098
50,000	Transocean, Ltd.(a)	605,500
55,000	Unit Corp.(a)	1,445,949
		8,841,938
Gas Utilities (0.2%)
548	Atmos Energy Corp.	50,542
28	Chesapeake Utilities Corp.	2,408
346	National Fuel & Gas Co.	19,213
39	New Jersey Resources Corp.	1,778
84	ONE Gas, Inc.	6,597
43	Spire, Inc.	3,206
696	UGI Corp.	37,619
		121,363
Independent Power & Renewable Electricity Producers (0.6%)
6,594	AES Corp.	88,755
701	Atlantica Yield PLC	14,465
3,171	NRG Energy, Inc.	112,222
308	Ormat Technologies, Inc.	16,216
5,326	Vistra Energy Corp.(a)	125,374
		357,032
Multi-Utilities (0.6%)
46	Consolidated Edison, Inc.	3,631
1,766	Dominion Resources, Inc.	124,981
53	DTE Energy Co	5,890
171	MDU Resources Group, Inc.	4,769
2,201	National Grid PLC ADR	116,653
715	Sempra Energy	82,997
35	Vectren Corp.	2,492
40	WEC Energy Group, Inc.	2,703
		344,116

Shares or Principal Amount	Security Description	Value

Common Stocks, continued:
Oil, Gas & Consumable Fuels (58.2%)
37,000	Anadarko Petroleum Corp.	$2,382,800
6,951	BP PLC ADR	298,059
6,018	Chevron Corp.	712,892
182	CNOOC, Ltd. ADR	32,343
30,480	ConocoPhillips	2,238,146
28,700	Continental Resources, Inc.(a)	1,892,765
38,309	Enbridge, Inc.	1,309,019
130,000	Encana Corp.	1,725,100
10,000	Energen Corp.(a)	775,500
12,237	EOG Resources, Inc.	1,446,781
19,829	Exxon Mobil Corp.	1,589,691
392	HollyFrontier Corp.	29,212
5,345	Kinder Morgan, Inc.	94,607
120,000	Marathon Oil Corp.	2,581,199
17,689	Marathon Petroleum Corp.	1,455,628
52,000	Noble Energy, Inc.	1,545,440
7,348	Occidental Petroleum Corp.	586,885
28,000	Parsley Energy, Inc., Class A(a)	777,560
6,301	Pembina Pipeline Corp.	214,990
14,911	Phillips 66	1,767,103
8,000	Pioneer Natural Resources Co.	1,397,600
1,210	Royal Dutch Shell PLC ADR, Class A	78,928
32,000	Suncor Energy, Inc.	1,317,760
28,941	TOTAL SA ADR	1,815,758
35,973	TransCanada Corp.	1,532,450
17,952	Valero Energy Corp.	2,116,182
25,000	Viper Energy Partners LP	972,750
22,000	Whiting Petroleum Corp.(a)	1,120,020
		33,807,168
Trading Companies & Distributors (1.8%)
50,000	MRC Global, Inc.(a)	1,030,500
Water Utilities (0.3%)
233	American States Water Co.	14,080
1,175	American Water Works Co., Inc.	102,848
1,166	Aqua America, Inc.	43,352
24	Connecticut Water Service, Inc.	1,644
		161,924
Total Common Stocks		52,891,460

Corporate Bonds (5.4%)
Energy Equipment & Services (3.8%)
$510,000	Diamond Offshore Drilling, Inc., 4.88%, 11/1/43, Callable 5/1/43 @ 100 *	363,375
421,000	Ensco PLC, 8.00%, 1/31/24, Callable 10/31/23 @ 100 *	417,843
395,000	National Oilwell Varco, Inc., 2.60%, 12/1/22, Callable 9/1/22 @ 100 *	378,558
675,000	Transocean, Inc., 6.80%, 3/15/38	556,031
700,000	Weatherford International PLC, 5.95%, 4/15/42, Callable 10/17/41 @ 100 *	491,750
		2,207,557
Oil, Gas & Consumable Fuels (1.6%)
400,000	Diamondback Energy, Inc., 5.38%, 5/31/25, Callable 5/31/20 @ 104 *	409,000
500,000	Whiting Petroleum Corp., 6.63%, 1/15/26, Callable 10/15/25 @ 100 *	519,999
		928,999
Total Corporate Bonds		3,136,556

See notes to financial statements

Schedule of Portfolio Investments	World Energy Fund
August 31, 2018	Concluded

Shares or Principal Amount	Security Description	Value

Investment Companies (1.8%)
70,000	United States Oil Fund LP ETF	$1,029,700
Total Investment Companies		1,029,700

Investment in Affiliates (1.5%)
904,508	Cavanal Hill Government Securities Money Market Fund, Institutional Shares, 1.80%(b)	$904,508
Total Investment in Affiliates		$904,508

Total Investments (Cost $50,454,478)(c) - 99.8%		57,962,224
Other assets in excess of liabilities — 0.2%		115,742
Net Assets - 100%		$58,077,966

The Advisor has determined that 51.2% of the Fund’s net assets comprise securities of issuers which are either foreign domiciled or derive more than 50% of its assets, revenue or income outside of the United States.

(a)	Non-income producing security.

(b)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2018.

(c)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.

*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.

ADR	American Depositary Receipt
ETF	Exchange Traded Fund

See notes to financial statements

Notes to Financial Statements

August 31, 2018

1.	Organization:

The Cavanal Hill Funds (the “Trust”) was organized on October 1, 1987, as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Trust meets the definition of an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services - Investment Companies”. As of August 31, 2018, the Trust offered shares of U.S. Treasury Fund and Government Securities Money Market Fund (each referred to as a “Money Market Fund” and collectively, the “Money Market Funds”), Limited Duration Fund, Moderate Duration Fund, Bond Fund, Strategic Enhanced Yield Fund, Ultra Short Tax-Free Income Fund, Active Core Fund, Mid Cap Core Equity Fund, Opportunistic Fund, and World Energy Fund (each referred to as a “Fund” and collectively, “the Funds”). Each Fund is registered as a diversified portfolio of the Trust. The Limited Duration Fund, Moderate Duration Fund, Bond Fund, Strategic Enhanced Yield Fund, Ultra Short Tax-Free Income Fund, Active Core Fund, Mid Cap Core Equity Fund, Opportunistic Fund, and World Energy Fund are each authorized to issue an unlimited number of shares in three classes of shares: No-Load Investor Shares (the “Investor Shares”), Institutional Shares and A Shares. The Active Core Fund, Mid Cap Core Equity Fund, Opportunistic Fund, and World Energy Fund are also authorized to issue an unlimited number of C Shares. The Money Market Funds are authorized to issue an unlimited number of shares in the following classes: Administrative Shares, Institutional Shares, Select Shares and Premier Shares. In addition, the U.S. Treasury Fund is authorized to issue an unlimited number of Service Shares. As of August 31, 2018, the Premier Shares of U.S. Treasury Fund were not offered for sale. Each class of shares for each of the Funds has identical rights and privileges except with respect to distribution (Rule 12b-1 of the 1940 Act) and shareholder servicing fees, voting rights on matters affecting a single class of shares, and the exchange privileges of each class of shares.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The presentation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Fair Value Measurements:

The Trust has a three-tier fair value hierarchy that is dependent upon the various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical assets

●	Level 2 – other observable significant inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since this valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2 in the fair value hierarchy.

When determining the fair value of the Funds’ investments, additional consideration is given to those assets or liabilities that have experienced a significant decrease in the volume or level of activity or to circumstances that indicate that a transaction is not orderly. In cases where market prices for portfolio securities are not readily available or where prices provided by pricing services are believed not to reflect current value, a Pricing Committee established by the Board of Trustees (the “Board”) determines in good faith, subject to Trust procedures, the fair value of such portfolio securities. Examples of the types of securities that may be fair valued include securities halted or suspended from trading, thinly traded or illiquid securities, high-yield securities and fixed-income securities held in amounts less than their normal unit of trading.

Notes to Financial Statements

August 31, 2018

The following is a summary categorization, as of August 31, 2018, of each Fund’s investments in the fair value hierarchy:

Fund	LEVEL 1 - Quoted Prices	LEVEL 2 - Other Significant Observable Inputs	LEVEL 3 - Significant Unobservable Inputs	Total
U.S. Treasury Fund
U.S. Treasury Obligations	$—	$539,576,348	$—	$539,576,348
Repurchase Agreements	—	593,782,013	—	593,782,013
Investment Companies	8,000,000	—	—	8,000,000
Total Investments	8,000,000	1,133,358,361	—	1,141,358,361

Government Securities Money Market
U.S. Government Agency Securities	—	379,900,573	—	379,900,573
U.S. Treasury Obligations	—	519,370,289	—	519,370,289
Repurchase Agreements	—	595,375,174	—	595,375,174
Investment Companies	54,000,000	—	—	54,000,000
Total Investments	54,000,000	1,494,646,036	—	1,548,646,036

Limited Duration Fund
Asset Backed Securities	—	10,773,643	—	10,773,643
Mortgage Backed Securities[1]	—	41,728,021	—	41,728,021
Corporate Bonds[2]	—	15,322,738	—	15,322,738
Taxable Municipal Bonds[3]	—	2,588,290	—	2,588,290
U.S. Treasury Obligations	—	22,784,219	—	22,784,219
Investment in Affiliates	3,395,393	—	—	3,395,393
Total Investments	3,395,393	93,196,911	—	96,592,304

Moderate Duration Fund
Asset Backed Securities	—	1,293,117	—	1,293,117
Mortgage Backed Securities[1]	—	8,720,248	—	8,720,248
Corporate Bonds[2]	—	6,276,663	—	6,276,663
Taxable Municipal Bonds[3]	—	3,115,665	—	3,115,665
U.S. Government Agency Securities	—	2,456,593	—	2,456,593
U.S. Treasury Obligations	—	7,577,890	—	7,577,890
Investment in Affiliates	1,114,485	—	—	1,114,485
Total Investments	1,114,485	29,440,176	—	30,554,661

Bond Fund
Asset Backed Securities	—	1,588,165	—	1,588,165
Mortgage Backed Securities[1]	—	26,890,005	—	26,890,005
Corporate Bonds[2]	—	15,359,029	—	15,359,029
Taxable Municipal Bonds[3]	—	12,958,249	—	12,958,249
U.S. Government Agency Securities	—	9,618,421	—	9,618,421
U.S. Treasury Obligations	—	32,298,925	—	32,298,925
Investment in Affiliates	2,725,193	—	—	2,725,193
Total Investments	2,725,193	98,712,794	—	101,437,987

Strategic Enhanced Yield Fund
Asset Backed Securities	—	218,070	—	218,070
Mortgage Backed Securities[1]	—	547,966	—	547,966
Corporate Bonds[2]	—	82,557	—	82,557
U.S. Treasury Obligations	—	425,159	—	425,159
Investment in Affiliates	129,758	—	—	129,758
Total Investments	129,758	1,273,752	—	1,403,510

Ultra Short Tax-Free Income Fund
Municipal Bonds[3]	—	12,054,885	—	12,054,885
Investment in Affiliates	84,184	—	—	84,184
Total Investments	84,184	12,054,885	—	12,139,069

Active Core Fund
Common Stocks[2]	27,018,221	—	—	27,018,221
Asset Backed Securities	—	816,996	—	816,996
Mortgage Backed Securities[1]	—	5,428,537	—	5,428,537
Corporate Bonds[2]	—	3,447,300	—	3,447,300
Taxable Municipal Bonds[3]	—	2,833,403	—	2,833,403
U.S. Government Agency Securities	—	1,876,619	—	1,876,619
U.S. Treasury Obligations	—	7,403,686	—	7,403,686
Investment Companies	3,217,941	—	—	3,217,941
Investment in Affiliates	1,469,545	—	—	1,469,545
Total Investments	31,705,707	21,806,541	—	53,512,248

Notes to Financial Statements

August 31, 2018

Fund	LEVEL 1 - Quoted Prices	LEVEL 2 - Other Significant Observable Inputs	LEVEL 3 - Significant Unobservable Inputs	Total
Mid Cap Core Equity Fund
Common Stocks[2]	$2,240,740	$—	$—	$2,240,740
Investment in Affiliates	63,541	—	—	63,541
Total Investments	2,304,281	—	—	2,304,281

Opportunistic Fund
Common Stocks[2]	36,680,319	—	—	36,680,319
Corporate Bonds[2]	—	10,799,937	—	10,799,937
U.S. Treasury Obligations	—	960,363	—	960,363
Investment in Affiliates	1,856,545	—	—	1,856,545
Total Investments	38,536,864	11,760,300	—	50,297,164

World Energy Fund
Common Stocks[2]	52,891,460	—	—	52,891,460
Corporate Bonds[2]	—	3,136,556	—	3,136,556
Exchange Traded Fund	1,029,700	—	—	1,029,700
Investment in Affiliates	904,508	—	—	904,508
Total Investments	54,825,668	3,136,556	—	57,962,224

1	Please see the Schedule of Portfolio investments for Mortgage Backed Securities classification.
2	Please see the Schedule of Portfolio Investments for Industry classification.
3	Please see the Schedule of Portfolio Investments for State classification.

The Funds determine transfers between fair value hierarchy levels based on valuations at the reporting period end. As of the years ended August 31, 2017 and 2018, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value. There were no significant transfers between Levels 1 and 2 as of August 31, 2018, based on levels assigned to securities on August 31, 2017.

Securities Valuation:

The Money Market Funds, which operate as government funds, are eligible and have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant accretion or amortization to maturity of any discount or premium, respectively, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Money Market Fund would receive if it sold the investment. The value of securities in the Money Market Funds can be expected to vary inversely with changes in prevailing interest rates.

The following is an overview of how securities are valued in the Limited Duration Fund, Moderate Duration Fund, Bond Fund, Strategic Enhanced Yield Fund, Ultra Short Tax-Free Income Fund, Active Core Fund, Mid Cap Core Equity Fund, Opportunistic Fund, and World Energy Fund (the “Variable Net Asset Value Funds”).

Equity securities are valued at the closing price on the exchange or market where the security is principally traded (except for those traded on NASDAQ, which will be valued at the NASDAQ Official Closing Price). If there have been no sales for the day on any exchange or market, the security is valued at the latest available bid price on the exchange or market where the security is principally traded. Equity securities are typically categorized as Level 1 in the fair value hierarchy.

Fixed-income securities are valued using matrix pricing as determined by an independent pricing service approved by the Board. Fixed-income securities are valued using various inputs including new issue data, benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, reference data and industry and market events, and are typically categorized as Level 2 in the fair value hierarchy. In addition to the inputs noted for fixed-income securities, asset-backed and mortgage-backed securities are valued using principal payment and collateral performance information, and are typically categorized as Level 2 in the fair value hierarchy.

Short-term fixed-income securities purchased with 60 days or fewer to maturity and of sufficient credit quality are generally valued at amortized cost, which approximates current value, and are typically categorized as Level 2 in the fair value hierarchy.

Open-end mutual fund investments and exchange-traded funds are valued at the most recently calculated net asset value, and are typically categorized as Level 1 in the fair value hierarchy

Repurchase agreements are valued at original cost, and are typically categorized as Level 2 in the fair value hierarchy.

Exchange-traded options and exchange-traded notes are valued at the closing price from the exchange, and are typically categorized as Level 1 in the fair value hierarchy.

Securities Sold Short:

The Funds may enter into short sales. Short sales are transactions in which a fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund.

Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends that accrue during the period of the loan. Dividends declared on open short positions are recorded on ex-date as dividend expense. To borrow the security, the Fund also may be required to pay a fee, which is shown as interest expense. The Fund records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. The proceeds of the short sale may be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, is recognized upon the close of a short sale.

Notes to Financial Statements

August 31, 2018

None of the Funds shall sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or has segregated with the Custodian an amount of cash or liquid assets to cover the short position), however, this policy does not prevent the Funds from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

The Funds did not engage in short sales during the period ending August 31, 2018.

Purchased Call Options:

Each of the Funds, except U.S. Treasury Fund and the Government Securities Money Market Fund, may purchase options to hedge (or reduce) its exposure to a portfolio asset or risk, to obtain leverage for the portfolio, to manage cash and/or as a substitute for taking a position in the reference asset or to gain exposure to certain asset classes. An option gives the purchaser of the option the right to buy, and a writer has the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Options purchased by the Fund will be valued at the last sale price, or in the absence of such a price, at the latest available bid price. The Funds may also purchase index options. Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing value of the securities index upon which the option is based is greater than the exercise price of the option.

Purchasing options is a specialized investment technique that entails the possibility of a complete loss of the amounts paid as premiums to writers of options. The Funds can purchase options and index options provided that their total investment in such options immediately after such purchase does not exceed 5% of its total assets.

The Opportunistic Fund engaged in limited purchase options activity during the period ending August 31, 2018; no purchased options were held as of August 31, 2018.

Security Transactions and Related Income:

For all purposes other than financial reporting, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on the trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium and accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized from sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

Restricted Securities:

A restricted security is a security that has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board. Not all restricted securities are considered illiquid. The illiquid, restricted securities held as of August 31, 2018 are identified below:

Security	Acquisition Date	Acquisition Cost	Principal Amount	Fair Value
Limited Duration Fund:
Cazenovia Creek Funding II LLC, Series 2018-1A, A, 3.56%, 7/15/30	8/22/18	$1,849,817	$1,850,000	$1,849,817
Sun Trust Student Loan Trust, Series 2006-1A, B, 2.61%, 10/28/37	5/26/17 and 4/11/18	1,378,135	1,236,070	1,150,542

Repurchase Agreements:

The Funds may invest in repurchase agreements with financial institutions such as member banks of the Federal Deposit Insurance Corporation (FDIC) or from registered broker/dealers that Cavanal Hill Investment Management, Inc. (the “Adviser”) deems creditworthy under guidelines approved by the Board, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying securities collateral. The seller under a repurchase agreement is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by each Fund’s custodian, another qualified sub-custodian, or in the Federal Reserve book-entry system. Master Repurchase Agreements (“MRA”) permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables under the MRA with collateral posted by the counterparty and create one net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund would recognize a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty.

Distributions to Shareholders:

Distributions from net investment income are declared daily and paid monthly for the Money Market Funds, Limited Duration Fund, Moderate Duration Fund, Bond Fund, Strategic Enhanced Yield Fund and Ultra Short Tax-Free Income Fund. Distributions from net investment income are declared and paid quarterly for the Active Core Fund, Mid Cap Core Equity Fund, Opportunistic Fund, and World Energy Fund. Net realized capital gains, if any, are declared and distributed at least annually.

The character of income and gains distributed is determined in accordance with income tax regulations which may differ from U.S. GAAP. These “book/ tax” differences are either considered temporary or permanent in nature. To the extent that these differences are permanent in nature (e.g., reclassification of bond discount and premium, gain/loss on principal payments from mortgage-backed securities, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment. Temporary differences do not require reclassification (e.g., wash sales). To the extent that distributions from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Notes to Financial Statements

August 31, 2018

Allocations:

Expenses that directly relate to a specific Fund are charged directly to that Fund. Class-specific expenses are charged directly to the class incurring the expense. Other operating expenses of the Funds are prorated to each Fund on the basis of relative net assets or another appropriate method. Income, expenses (other than expenses attributable to a specific share class), and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets or another appropriate basis.

3.	Fees and Transactions with Related and Other Parties:

The Adviser, a wholly-owned subsidiary of BOKF, NA (“BOKF”), serves as the Funds’ investment adviser. Under the terms of the Investment Advisory Agreement between the Adviser and the Trust, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund according to the following schedule:

Fund	Annual Advisory Fee (as a percentage of net assets)
U.S. Treasury Fund	0.05%
Government Securities Money Market Fund	0.05%
Limited Duration Fund	0.15%
Moderate Duration Fund	0.20%
Bond Fund	0.20%
Strategic Enhanced Yield Fund	0.50	%*
Ultra Short Tax-Free Income Fund	0.15	%**
Active Core Fund	0.35%
Mid Cap Core Equity Fund	0.55	%***
Opportunistic Fund	0.85%
World Energy Fund	0.60%

*	The Adviser has contractually agreed to waive fees or reimburse expenses so that expenses do not exceed 0.76% of average daily net assets, plus class-specific fees, through December 31, 2018.
**	The Adviser has contractually agreed to waive fees or reimburse expenses so that expenses do not exceed 0.56% of average daily net assets, plus class-specific fees, through December 31, 2018.
***	The Adviser has contractually agreed to waive fees or reimburse expenses so that expenses do not exceed 0.81% of average daily net assets, plus class-specific fees, through December 31, 2018.

The Adviser serves as the Funds’ administrator. Under the terms of the Administration Agreement between the Adviser and the Trust, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund according to the following schedule:

Fund	Annual Administration Fee (as a percentage of net assets)
U.S. Treasury Fund	0.05%
Government Securities Money Market Fund	0.05%
Limited Duration Fund	0.08%
Moderate Duration Fund	0.08%
Bond Fund	0.08%
Strategic Enhanced Yield Fund	0.08%
Ultra Short Tax-Free Income Fund	0.08%
Active Core Fund	0.08%
Mid Cap Core Equity Fund	0.08%
Opportunistic Fund	0.08%
World Energy Fund	0.08%

Under a Sub-Administration Agreement, the Administrator pays Citi Fund Services Ohio, Inc. (“Citi”) to perform certain administrative duties for the Trust. Fees paid to Citi by the Administrator for sub-administration services are paid out of its administration fees and are not an additional charge to the Funds. For the year ending August 31, 2018, Citi was paid $642,273 by the Administrator. Citi serves the Trust as fund accountant and makes an employee available to serve as the Funds’ Chief Compliance Officer (the “CCO”). Citi receives a fee for its services as fund accountant and CCO.

BOKF serves the Trust as custodian for which it is paid a fee of up to 0.01% of each Fund’s average daily net assets. As custodian, BOKF is also entitled to any out-of-pocket expenses incurred.

FIS Investor Services, LLC (“FIS”) serves as transfer agent to the Trust and receives a fee for its services as transfer agent.

Notes to Financial Statements

August 31, 2018

Certain officers of the Trust are affiliated with Citi, the Adviser, the distributor (see below) and/or BOKF. These persons are paid no fees directly by the Trust for serving as officers of the Trust.

Cavanal Hill Distributors, Inc. (“CHD”), an affiliate of the Adviser, provides distribution services to the Funds pursuant to a Distribution Agreement between the Trust and CHD. The Trust has adopted a Distribution and Shareholder Services Plan in accordance with Rule 12b-1 under the 1940 Act, pursuant to which the Funds are authorized to pay or reimburse CHD a periodic amount, calculated at an annual rate not to exceed 0.25% of the average daily net asset value of the Administrative, Investor, Service and A Shares, 0.50% of the Premier Shares, and 1.00% of the C Shares, and may be used by CHD to pay banks, including BOKF, broker dealers and other institutions. For the year ending August 31, 2018, BOKF received $3,336,613 under the agreement. CHD contractually agreed to waive 0.15% of such fee paid by the Service Shares and 0.45% of such fee paid by the Premier Shares of the Money Market Funds and 0.13% of such fee paid by the Administrative Shares of the Government Securities Money Market Fund through December 31, 2018.

The Funds have entered into shareholder servicing agreements with BOKF, a broker-dealer affiliate and various service organizations. Services included in the servicing agreements are assisting in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements. Shareholder servicing fees are incurred on a class level basis (where applicable). In consideration for these services, the service organizations received a fee from the Funds, computed daily and paid monthly, at an annual rate up to 0.25% for the Administrative, Institutional, Investor, Select, Service, Premier Shares and C Shares and up to 0.10% for the A Shares of the average daily net assets of the Funds’ shares held by the service organizations’ customers. For the year ending August 31, 2018, BOKF received net shareholder servicing fees of $4,335,027. For shareholder purchases made through BOKF, BOKF has contractually agreed to waive 0.25%, 0.15%, 0.17% and 0.25% of such fees paid by the Select, Service, Institutional and Premier Shares, respectively, of the Money Market Funds and 0.25%, 0.25%, 0.10% and 0.25% of such fees paid by the Institutional, Investor, A, and C Shares, respectively, of the Variable Net Asset Value Funds through December 31, 2018. The affiliate waivers result in reduction of the Shareholder Servicing Fee paid by all affiliated purchasers of a class.

From time to time, the Funds’ service providers may provide fee reductions and waivers in order to assist one or more of the Funds in maintaining more competitive expense ratios. Such reductions may be contractual, as disclosed in the Funds’ statutory prospectus, or voluntary and, as such, may occur on an ad hoc basis. No such reductions are subject to recoupment in subsequent fiscal periods, and voluntary reductions and waivers may be terminated at any time. Amounts reduced or waived under these arrangements are identified on the accompanying Statement of Operations.

Affiliated Transactions:

A summary of each Fund’s investment in Government Securities Money Market Fund, Institutional Class for the year ending August 31, 2018 is noted below:

Fund	Fair Value 8/31/17	Purchases	Sales	Net Change in Unrealized Appreciation/ (Depreciation)	Fair Value 8/31/18	Shares as of 8/31/18	Dividend Income	Net Realized Gains/ (Losses)
Limited Duration Fund	$3,234,090	$61,534,789	$(61,373,486)	$—	$3,395,393	3,395,393	$35,381	$—
Moderate Duration Fund	1,047,828	16,341,511	(16,274,854)	—	1,114,485	1,114,485	8,663	—
Bond Fund	3,946,284	46,087,086	(47,308,177)	—	2,725,193	2,725,193	38,357	—
Strategic Enhanced Yield Fund	—	918,837	(789,079)	—	129,758	129,758	530	—
Ultra Short Tax-Free Income Fund	—	4,714,547	(4,630,363)	—	84,184	84,184	1,633	—
Active Core Fund	1,509,372	12,611,829	(13,349,871)	—	771,330	771,330	25,923	—
Mid Cap Core Equity Fund	277,391	1,505,908	(1,719,758)	—	63,541	63,541	646	—
Opportunistic Fund	4,172,662	46,850,735	(49,166,852)	—	1,856,545	1,856,545	25,973	—
World Energy Fund	1,169,730	25,935,044	(26,200,266)	—	904,508	904,508	14,248	—
	$15,357,357	$216,500,286	$(220,812,706)	$—	$11,044,937	11,044,937	$151,354	$—

A summary of the Active Core Fund’s investment in an affiliated fund (World Energy Fund, Institutional Class) for the period ending August 31, 2018 is noted below:

Fund	Fair Value 8/31/17	Purchases	Sales	Net Change in Unrealized Appreciation/ (Depreciation)	Fair Value 8/31/18	Shares as of 8/31/18	Dividend Income	Net Realized Gains/ (Losses)
Active Core Fund	$592,698	$—	$—	$105,517	$698,215	73,409	$4,994	$—
	$592,698	$—	$—	$105,517	$698,215	73,409	$4,994	$—

A summary of the Opportunistic Fund’s investment in an affiliated fund (U.S. Treasury Fund, Institutional Class) for the period ending August 31, 2018 is noted below:

Fund	Fair Value 8/31/17	Purchases	Sales	Net Change in Unrealized Appreciation/ (Depreciation)	Fair Value 8/31/18	Shares as of 8/31/18	Dividend Income	Net Realized Gains/ (Losses)
Opportunistic Fund	$374,113	$—	$(374,113)	$—	$—	—	$248	$—
	$374,113	$—	$(374,113)	$—	$—	—	$248	$—

Notes to Financial Statements

August 31, 2018

4.	Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities and long-term U.S. government securities) for the year ending August 31, 2018 were as follows:

Fund	Purchases	Sales
Limited Duration Fund	$38,135,388	$14,684,607
Moderate Duration Fund	6,807,828	3,395,614
Bond Fund	19,786,425	4,522,975
Strategic Enhanced Yield Fund	923,938	111,638
Ultra Short Tax-Free Income Fund	14,937,940	6,411,000
Active Core Fund	15,463,519	14,926,067
Mid Cap Core Equity Fund	1,953,390	2,079,889
Opportunistic Fund	71,996,475	69,589,138
World Energy Fund	74,491,316	72,410,044

Purchases and sales of long-term U.S. government securities for the year ending August 31, 2018 were as follows:

Fund	Purchases	Sales
Limited Duration Fund	$19,284,776	$50,431,899
Moderate Duration Fund	2,918,745	20,487,072
Bond Fund	10,037,430	44,495,933
Strategic Enhanced Yield Fund	423,372	40,292
Active Core Fund	3,481,021	6,302,752
Opportunistic Fund	1,917,598	956,707

5.	Credit Risk and Other Risk Considerations:

Ultra Short Tax-Free Income Fund invests primarily in debt instruments of municipal issuers. The issuers’ ability to meet their obligations may be affected by economic developments in a specific industry, sector or locale.

The Limited Duration Fund, Moderate Duration Fund, Bond Fund, Strategic Enhanced Yield Fund and Active Core Fund are each invested in mortgage-related, fixed-income instruments. Mortgage-backed securities are subject to prepayment risk and credit risk of mortgagors and may be sensitive to changes in prevailing interest rates. When interest rates rise, the value of fixed-income securities generally declines.

Mid Cap Core Equity Fund invests primarily in a diversified portfolio of common stocks of Mid Cap U.S. companies which are subject to foreign investment risk; as with stock, fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling.

The World Energy Fund’s concentration in securities in energy-related industries may present more risks than would be the case with funds that diversify investments in numerous industries and sectors of the economy. Energy-related securities can be significantly affected by events relating to political developments, energy conservation, commodity prices, and tax and government regulations.

6.	Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last three tax year ends and any interim tax period since then, as applicable). Management has determined that there are no uncertain tax positions that would require the Funds to record a tax liability and, therefore, there is no impact to the Funds’ financial statements.

The Funds may be subject to foreign taxes on dividends and realized capital gains. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

At August 31, 2018, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/ (depreciation) were as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Limited Duration	$99,286,887	$302,171	$(2,996,754)	$(2,694,583)
Moderate Duration Fund	31,093,317	139,482	(678,138)	(538,656)
Bond Fund	104,642,349	239,121	(3,443,483)	(3,204,362)
Strategic Enhanced Yield Fund	1,404,778	8,906	(10,174)	(1,268)
Ultra Short Tax-Free Income Fund	12,142,029	1,027	(3,987)	(2,960)
Active Core Fund	43,185,793	11,300,135	(973,680)	10,326,455
Mid Cap Core Equity Fund	1,952,441	411,876	(60,036)	351,840
Opportunistic Fund	47,377,768	3,530,326	(610,930)	2,919,396
World Energy Fund	50,931,805	8,840,853	(1,810,434)	7,030,419

Notes to Financial Statements

August 31, 2018

The tax characteristics of distributions paid to shareholders during the fiscal years ending August 31, 2018 and 2017 were as follows:

	Distributions Paid From:
2018	Net Investment Income	Net Long-Term Gains	Total Taxable Distributions	Tax-Exempt Distributions	Total Distributions Paid*
U.S. Treasury Fund	$9,776,979	$—	$9,776,979	$—	$9,776,979
Government Securities Money Market Fund	15,905,245	—	15,905,245	—	15,905,245
Limited Duration Fund	2,278,075	—	2,278,075	—	2,278,075
Moderate Duration Fund	645,477	—	645,477	—	645,477
Bond Fund	2,687,602	—	2,687,602	—	2,687,602
Strategic Enhanced Yield Fund	18,194	—	18,194	—	18,194
Ultra Short Tax-Free Income Fund	2,491	—	2,491	41,044	43,535
Active Core Fund	852,946	2,343,729	3,196,675	—	3,196,675
Mid Cap Core Equity Fund	16,803	345	17,148	—	17,148
Opportunistic Fund	1,850,264	678,128	2,528,392	—	2,528,392
World Energy Fund	332,285	—	332,285	—	332,285

*	Total distributions paid may differ from that disclosed in the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

	Distributions Paid From:
2017	Net Investment Income	Net Long-Term Gains	Total Taxable Distributions	Tax-Exempt Distributions	Return of Capital	Total Distributions Paid*
U.S. Treasury Fund	$1,321,732	$—	$1,321,732	$—	$—	$1,321,732
Government Securities Money Market Fund	4,154,714	—	4,154,714	—	—	4,154,714
Limited Duration Fund	1,588,660	—	1,588,660	—	—	1,588,660
Moderate Duration Fund	1,211,375	—	1,211,375	—	—	1,211,375
Bond Fund	2,528,019	224,419	2,752,438	—	—	2,752,438
Active Core Fund	957,826	1,722,904	2,680,730	—	—	2,680,730
Mid Cap Core Equity Fund	3,680	—	3,680	—	—	3,680
Opportunistic Fund	128,170	—	128,170	—	—	128,170
World Energy Fund	368,212	—	368,212	—	87,292	455,504

*	Total distributions paid may differ from that disclosed in the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

As of August 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income/Tax- Exempt Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses*	Unrealized Appreciation/ (Depreciation)**	Total Accumulated Earnings/(Deficit)
U.S. Treasury Fund	$1,341,672	$—	$1,341,672	$(1,340,538)	$(11,056)	$—	$(9,922)
Government Securities Money Market Fund	2,208,981	—	2,208,981	(2,208,696)	(550,623)	—	(550,338)
Limited Duration Fund	238,914	—	238,914	(189,503)	(6,570,218)	(2,694,583)	(9,215,390)
Moderate Duration Fund	71,358	—	71,358	(56,721)	(5,424,343)	(538,656)	(5,948,362)
Bond Fund	223,887	—	223,887	(209,243)	(3,970,820)	(3,204,362)	(7,160,538)
Strategic Enhanced Yield Fund	3,735	—	3,735	(3,391)	(858)	(1,268)	(1,782)
Ultra Short Tax-Free Income Fund	14,725	3	14,728	(10,944)	—	(2,960)	824
Active Core Fund	176,543	2,053,383	2,229,926	—	—	10,326,455	12,556,381
Mid Cap Core Equity Fund	2,573	25,476	28,049	—	—	351,840	379,889
Opportunistic Fund	1,308,204	1,929,164	3,237,368	—	—	2,919,396	6,156,764
World Energy Fund	80,499	—	80,499	—	(14,440,067)	7,030,419	(7,329,149)

*	See below for post-October losses and capital loss carryforwards.

**	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium and market discounts.

Notes to Financial Statements

August 31, 2018

Under current tax laws, net capital losses realized after October 31 may be deferred and treated as occurring on the first business day of the following fiscal year. As of August 31, 2018, there were no post-October capital losses.

At August 31, 2018, the following Funds had capital loss carryforwards as summarized in the tables below.

Capital loss carryforwards subject to expiration:

Fund	Amount	Expires
Government Securities Money Market Fund	$550,617	2019
Limited Duration Fund	173,448	2019

Capital loss carryforwards not subject to expiration:

Fund	Short-Term Amount	Long-Term Amount	Total
U.S. Treasury Fund	$11,056	$—	$11,056
Government Securities Money Market Fund	6	—	6
Limited Duration Fund	138,410	6,258,360	6,396,770
Moderate Duration Fund	989,634	4,434,709	5,424,343
Bond Fund	1,067,353	2,903,467	3,970,820
Strategic Enhanced Yield Fund	858	—	858
World Energy Fund	14,440,067	—	14,440,067

To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders. Capital loss carryforwards that are not subject to expiration must be utilized before those that are subject to expiration.

7.	Recent Accounting Pronouncements:

In March 2017, FASB issued Accounting Standards Update No. 2017-08 “Premium Amortization on Purchased Callable Debt Securities” (“ASU 2017-08”), which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08 and its impact on the financial statements and related disclosures has not yet been determined.

In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2018-13, “Fair Value Measurements” (ASU 2018-13). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management does not believe that adoption of ASU 2018-13 will materially impact the Funds’ financial statements.

8.	Subsequent Events:

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued.

Based on this evaluation, no additional disclosures and/or adjustments were required as of August 31, 2018.

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Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:		Less Dividends From:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions
U.S. Treasury Fund
Administrative Shares
Year Ended August 31, 2018	$1.000	$0.009	$0.009	$(0.009)	$—	$(0.009)
Year Ended August 31, 2017	1.000	0.001	0.001	(0.001)	—	(0.001)
Year Ended August 31, 2016	1.000	—	—	—	—	—
Year Ended August 31, 2015	1.000	—	—	—	—	—
Year Ended August 31, 2014	1.000	—	—	—	—	—
Service Shares
Year Ended August 31, 2018	1.000	0.011	0.011	(0.011)	—	(0.011)
Year Ended August 31, 2017	1.000	0.003	0.003	(0.003)	—	(0.003)
Year Ended August 31, 2016	1.000	—	—	—	—	—
Year Ended August 31, 2015	1.000	—	—	—	—	—
Year Ended August 31, 2014	1.000	—	—	—	—	—
Institutional Shares
Year Ended August 31, 2018	1.000	0.012	0.012	(0.012)	—	(0.012)
Year Ended August 31, 2017	1.000	0.004	0.004	(0.004)	—	(0.004)
Year Ended August 31, 2016	1.000	—	—	—	—	—
Year Ended August 31, 2015	1.000	—	—	—	—	—
Year Ended August 31, 2014	1.000	—	—	—	—	—
Select Shares
December 26, 2017(d) through August 31, 2018	1.000	0.010	0.010	(0.010)	—	(0.010)

Government Securities Money Market Fund
Administrative Shares
Year Ended August 31, 2018	1.000	0.009	0.009	(0.009)	—	(0.009)
Year Ended August 31, 2017	1.000	0.001	0.001	(0.001)	—	(0.001)
Year Ended August 31, 2016	1.000	—	—	—	—	—
Year Ended August 31, 2015	1.000	—	—	—	—	—
Year Ended August 31, 2014	1.000	—	—	—	—	—
Institutional Shares
Year Ended August 31, 2018	1.000	0.012	0.012	(0.012)	—	(0.012)
Year Ended August 31, 2017	1.000	0.004	0.004	(0.004)	—	(0.004)
Year Ended August 31, 2016	1.000	—	—	—	—	—
Year Ended August 31, 2015	1.000	—	—	—	—	—
Year Ended August 31, 2014	1.000	—	—	—	—	—
Select Shares
Year Ended August 31, 2018	1.000	0.013	0.013	(0.013)	—	(0.013)
September 15, 2016(d) through August 31, 2017	1.000	0.005	0.005	(0.005)	—	(0.005)
Premier Shares
Year Ended August 31, 2018	1.000	0.012	0.012	(0.012)	—	(0.012)
Year Ended August 31, 2017	1.000	0.004	0.004	(0.004)	—	(0.004)
Year Ended August 31, 2016	1.000	—	—	—	—	—
Year Ended August 31, 2015	1.000	—	—	—	—	—
Year Ended August 31, 2014	1.000	—	—	—	—	—

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.

(d)	Commencement of operations.

Amounts designated as “—” are $0 or have been rounded to $0.

			Ratios/Supplemental Data:(b)
Net Asset Value, End of Period	Total Return(a)	Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Gross Expenses to Average Net Assets(c)

$1.000	0.79%	$957,502	0.67%	0.77%	0.67%
1.000	0.08%	1,057,228	0.53%	0.08%	0.73%
1.000	0.01%	1,310,795	0.22%	0.01%	0.79%
1.000	0.00%	1,299,328	0.07%	—%	0.86%
1.000	0.00%	941,223	0.07%	—%	0.86%

1.000	1.09%	33,720	0.37%	1.11%	0.67%
1.000	0.25%	30,662	0.37%	0.22%	0.73%
1.000	0.01%	44,780	0.23%	—%	0.79%
1.000	0.00%	42,966	0.07%	—%	0.86%
1.000	0.00%	49,967	0.07%	—%	0.86%

1.000	1.21%	97,238	0.25%	1.13%	0.42%
1.000	0.35%	209,469	0.27%	0.35%	0.48%
1.000	0.03%	219,856	0.21%	0.02%	0.54%
1.000	0.00%	110,133	0.07%	—%	0.61%
1.000	0.00%	138,842	0.07%	—%	0.61%

1.000	0.99%	51,839	0.17%	1.46%	0.42%

1.000	0.91%	538,798	0.57%	0.88%	0.70%
1.000	0.14%	686,821	0.49%	0.13%	0.72%
1.000	0.01%	945,475	0.27%	0.01%	0.80%
1.000	0.01%	942,950	0.10%	0.01%	0.86%
1.000	0.01%	722,168	0.10%	0.01%	0.86%

1.000	1.20%	102,020	0.28%	1.13%	0.45%
1.000	0.38%	181,637	0.27%	0.32%	0.47%
1.000	0.05%	756,948	0.24%	0.04%	0.55%
1.000	0.01%	583,051	0.10%	0.01%	0.61%
1.000	0.01%	473,727	0.10%	0.01%	0.61%

1.000	1.28%	800,991	0.20%	1.30%	0.45%
1.000	0.45%	640,260	0.19%	0.48%	0.47%

1.000	1.23%	105,598	0.25%	1.26%	0.95%
1.000	0.41%	72,292	0.24%	0.43%	0.97%
1.000	0.07%	15,874	0.22%	0.06%	1.05%
1.000	0.01%	3,365	0.10%	0.01%	1.11%
1.000	0.01%	196	0.10%	0.01%	1.11%

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:			Less Dividends From:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions
Limited Duration Fund
Investor Shares
Year Ended August 31, 2018	$9.61	$0.16	$(0.15)	$0.01	$(0.21)	$—	$(0.21)
Year Ended August 31, 2017	9.60	0.08	0.05	0.13	(0.12)	—	(0.12)
Year Ended August 31, 2016	9.60	0.08	0.03	0.11	(0.11)	—	(0.11)
Year Ended August 31, 2015	9.62	0.08	(0.01)	0.07	(0.09)	—	(0.09)
Year Ended August 31, 2014	9.51	0.07	0.14	0.21	(0.10)	—	(0.10)
Institutional Shares
Year Ended August 31, 2018	9.60	0.19	(0.16)	0.03	(0.23)	—	(0.23)
Year Ended August 31, 2017	9.59	0.11	0.05	0.16	(0.15)	—	(0.15)
Year Ended August 31, 2016	9.59	0.11	0.03	0.14	(0.14)	—	(0.14)
Year Ended August 31, 2015	9.61	0.10	(0.01)	0.09	(0.11)	—	(0.11)
Year Ended August 31, 2014	9.51	0.10	0.12	0.22	(0.12)	—	(0.12)
A Shares
Year Ended August 31, 2018	9.61	0.16	(0.15)	0.01	(0.21)	—	(0.21)
Year Ended August 31, 2017	9.60	0.09	0.05	0.14	(0.13)	—	(0.13)
Year Ended August 31, 2016	9.60	0.08	0.04	0.12	(0.12)	—	(0.12)
Year Ended August 31, 2015	9.62	0.08	(0.01)	0.07	(0.09)	—	(0.09)
Year Ended August 31, 2014	9.51	0.08	0.13	0.21	(0.10)	—	(0.10)

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year, except for Portfolio Turnover.

(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

Amounts designated as “—” are $0 or have been rounded to $0.

			Ratios/Supplemental Data:(b)
Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(a)	Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Gross Expenses to Average Net Assets(c)	Portfolio Turnover(d)

$9.41	0.07%	$8,642	0.80%	1.63%	0.99%	70%
9.61	1.37%	15,691	0.74%	0.89%	1.08%	69%
9.60	1.19%	36,878	0.69%	0.87%	1.29%	80%
9.60	0.71%	44,030	0.67%	0.82%	1.42%	39%
9.62	2.21%	41,940	0.67%	0.79%	1.41%	48%

9.40	0.37%	87,618	0.49%	1.99%	0.74%	70%
9.60	1.68%	82,109	0.43%	1.22%	0.83%	69%
9.59	1.48%	89,098	0.39%	1.16%	1.04%	80%
9.59	0.97%	105,478	0.42%	1.06%	1.17%	39%
9.61	2.36%	118,684	0.41%	1.01%	1.16%	48%

9.41	0.13%	588	0.74%	1.65%	0.84%	70%
9.61	1.43%	1,238	0.68%	0.97%	0.93%	69%
9.60	1.23%	1,635	0.64%	0.96%	1.14%	80%
9.60	0.72%	7,996	0.67%	0.81%	1.27%	39%
9.62	2.22%	7,970	0.66%	0.68%	1.26%	48%

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:			Less Dividends From:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions
Moderate Duration Fund
Investor Shares
Year Ended August 31, 2018	$10.48	$0.16	$(0.17)	$(0.01)	$(0.16)	$—	$(0.16)
Year Ended August 31, 2017	10.60	0.09	(0.02)	0.07	(0.19)	—	(0.19)
Year Ended August 31, 2016	10.53	0.14	0.08	0.22	(0.15)	—	(0.15)
Year Ended August 31, 2015	10.54	0.12	(0.01)	0.11	(0.12)	—	(0.12)
Year Ended August 31, 2014	10.22	0.09	0.36	0.45	(0.13)	—	(0.13)
Institutional Shares
Year Ended August 31, 2018	10.48	0.19	(0.17)	0.02	(0.19)	—	(0.19)
Year Ended August 31, 2017	10.60	0.12	(0.02)	0.10	(0.22)	—	(0.22)
Year Ended August 31, 2016	10.53	0.17	0.08	0.25	(0.18)	—	(0.18)
Year Ended August 31, 2015	10.55	0.15	(0.02)	0.13	(0.15)	—	(0.15)
Year Ended August 31, 2014	10.23	0.11	0.37	0.48	(0.16)	—	(0.16)
A Shares
Year Ended August 31, 2018	10.48	0.16	(0.16)	—	(0.17)	—	(0.17)
Year Ended August 31, 2017	10.58	0.10	(0.01)	0.09	(0.19)	—	(0.19)
Year Ended August 31, 2016	10.52	0.15	0.06	0.21	(0.15)	—	(0.15)
Year Ended August 31, 2015	10.54	0.12	(0.02)	0.10	(0.12)	—	(0.12)
Year Ended August 31, 2014	10.22	0.09	0.37	0.46	(0.14)	—	(0.14)

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year, except for Portfolio Turnover.

(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

(e)	During the year ended August 30, 2015, the Investor Class received monies related to a correction of an error. The corresponding impact to the total return, net expenses to average net assets ratio and net investment income to average net assets ratio was 0.09%, (0.07)% and 0.07%, respectively, for Moderate Duration Fund.

Amounts designated as “—” are $0 or have been rounded to $0.

						Ratios/Supplemental Data:(b)
Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(a)		Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Gross Expenses to Average Net Assets(c)	Portfolio Turnover(d)

$10.31	(0.07)%		$5,102	1.14%		1.49%		1.35%	28%
10.48	0.69%		10,375	0.89%		0.93%		1.24%	87%
10.60	2.09%		14,176	0.79%		1.24%		1.34%	129%
10.53	1.04	%(e)	17,009	0.78	%(e)	1.18	%(e)	1.55%	57%
10.54	4.47%		19,477	0.92%		0.76%		1.61%	70%

10.31	0.22%		24,883	0.85%		1.78%		1.10%	28%
10.48	0.99%		34,078	0.60%		1.22%		0.99%	87%
10.60	2.39%		52,057	0.49%		1.52%		1.09%	129%
10.53	1.24%		28,295	0.60%		1.37%		1.30%	57%
10.55	4.74%		20,608	0.66%		1.00%		1.36%	70%

10.31	(0.03)%		634	1.10%		1.53%		1.20%	28%
10.48	0.92%		983	0.85%		0.93%		1.09%	87%
10.58	2.03%		2,123	0.74%		1.30%		1.19%	129%
10.52	0.99%		17,489	0.85%		1.15%		1.40%	57%
10.54	4.49%		3,181	0.91%		0.77%		1.46%	70%

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:			Less Dividends From:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions
Bond Fund
Investor Shares
Year Ended August 31, 2018	$9.55	$0.18	$(0.31)	$(0.13)	$(0.20)	$—	$(0.20)
Year Ended August 31, 2017	9.77	0.09	(0.15)	(0.06)	(0.14)	(0.02)	(0.16)
Year Ended August 31, 2016	9.56	0.15	0.24	0.39	(0.18)	—	(0.18)
Year Ended August 31, 2015	9.57	0.15	—	0.15	(0.16)	—	(0.16)
Year Ended August 31, 2014	9.32	0.16	0.26	0.42	(0.17)	—	(0.17)
Institutional Shares
Year Ended August 31, 2018	9.52	0.20	(0.29)	(0.09)	(0.23)	—	(0.23)
Year Ended August 31, 2017	9.75	0.12	(0.16)	(0.04)	(0.17)	(0.02)	(0.19)
Year Ended August 31, 2016	9.54	0.18	0.23	0.41	(0.20)	—	(0.20)
Year Ended August 31, 2015	9.57	0.18	(0.02)	0.16	(0.19)	—	(0.19)
Year Ended August 31, 2014	9.32	0.19	0.26	0.45	(0.20)	—	(0.20)
A Shares
Year Ended August 31, 2018	9.54	0.18	(0.31)	(0.13)	(0.20)	—	(0.20)
Year Ended August 31, 2017	9.75	0.09	(0.13)	(0.04)	(0.15)	(0.02)	(0.17)
Year Ended August 31, 2016	9.55	0.15	0.23	0.38	(0.18)	—	(0.18)
Year Ended August 31, 2015	9.58	0.16	(0.02)	0.14	(0.17)	—	(0.17)
Year Ended August 31, 2014	9.33	0.16	0.26	0.42	(0.17)	—	(0.17)

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year, except for Portfolio Turnover.

(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

(e)	During the year ended August 31, 2015, the Investor Class received monies related to a correction of an error. The corresponding impact to the total return, net expenses to average net assets ratio and net investment income to average net assets ratio was 0.10%, (0.16)% and 0.16%, respectively, for Bond Fund.

Amounts designated as “—” are $0 or have been rounded to $0.

				Ratios/Supplemental Data:(b)

Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(a)		Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Gross Expenses to Average Net Assets(c)	Portfolio Turnover(d)

$9.22	(1.33)%		$5,641	0.76%		1.91%		0.99%	29%
9.55	(0.57)%		7,305	0.71%		1.01%		1.06%	79%
9.77	4.11%		11,279	0.68%		1.52%		1.26%	107%
9.56	1.61	%(e)	8,167	0.54	%(e)	1.82	%(e)	1.43%	83%
9.57	4.58%		6,988	0.78%		1.70%		1.48%	60%

9.20	(0.97)%		96,022	0.49%		2.17%		0.74%	29%
9.52	(0.41)%		119,604	0.44%		1.28%		0.81%	79%
9.75	4.39%		155,660	0.41%		1.79%		1.01%	107%
9.54	1.68%		99,270	0.48%		1.90%		1.18%	83%
9.57	4.84%		65,616	0.53%		1.93%		1.23%	60%

9.21	(1.32)%		126	0.74%		1.92%		0.84%	29%
9.54	(0.45)%		176	0.69%		1.03%		0.91%	79%
9.75	4.02%		277	0.66%		1.62%		1.11%	107%
9.55	1.42%		1,058	0.73%		1.68%		1.28%	83%
9.58	4.58%		505	0.78%		1.62%		1.33%	60%

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:				Less Dividends From:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions
Strategic Enhanced Yield Fund
Investor Shares
December 26, 2017(e) through August 31, 2018	$10.00	$0.21	(f)	$(0.01)	$0.20	$(0.10)	$—	$(0.10)
Institutional Shares
December 26, 2017(e) through August 31, 2018	10.00	0.21	(f)	(0.02)	0.19	(0.22)	—	(0.22)
A Shares
December 26, 2017(e) through August 31, 2018	10.00	0.19	(f)	(0.03)	0.16	(0.20)	—	(0.20)

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year, except for Portfolio Turnover.

(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(e)	Commencement of operations.

(f)	Calculated using average shares

Amounts designated as “—” are $0 or have been rounded to $0.

			Ratios/Supplemental Data:(b)
Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(a)	Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Gross Expenses to Average Net Assets(c)	Portfolio Turnover(d)

$10.10	2.05%	$4	1.01%	3.01%	13.65%	20%

9.97	1.87%	984	0.76%	3.11%	13.40%	20%

9.96	1.60%	390	1.01%	2.87%	13.50%	20%

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:			Less Dividends From:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions
Ultra Short Tax-Free Income Fund
Investor Shares
December 26, 2017(e) through August 31, 2018	$10.00	$0.03	$(0.02)	$0.01	$(0.03)	$—	$(0.03)
Institutional Shares
December 26, 2017(e) through August 31, 2018	10.00	0.07	—	0.07	(0.07)	—	(0.07)
A Shares
December 26, 2017(e) through August 31, 2018	10.00	—	0.01	0.01	—	—	—

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year, except for Portfolio Turnover.

(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(e)	Commencement of operations.

Amounts designated as “—” are $0 or have been rounded to $0.

			Ratios/Supplemental Data:(b)
Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(a)	Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Gross Expenses to Average Net Assets(c)	Portfolio Turnover(d)

$9.98	0.14%	$71	0.81%	0.71%	2.36%	155%

10.00	0.65%	11,595	0.56%	0.96%	2.11%	155%

10.01	0.10%	—	0.81%	0.71%	2.21%	155%

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:			Less Dividends From:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions
Active Core Fund
Investor Shares
Year Ended August 31, 2018	$13.72	$0.18	$0.95	$1.13	$(0.19)	$(0.62)	$(0.81)
Year Ended August 31, 2017	13.35	0.17	0.76	0.93	(0.17)	(0.39)	(0.56)
Year Ended August 31, 2016	13.38	0.23	0.58	0.81	(0.22)	(0.62)	(0.84)
Year Ended August 31, 2015	14.29	0.20	(0.10)	0.10	(0.19)	(0.82)	(1.01)
Year Ended August 31, 2014	13.45	0.22	1.65	1.87	(0.22)	(0.81)	(1.03)
Institutional Shares
Year Ended August 31, 2018	13.76	0.22	0.94	1.16	(0.22)	(0.62)	(0.84)
Year Ended August 31, 2017	13.39	0.20	0.77	0.97	(0.21)	(0.39)	(0.60)
Year Ended August 31, 2016	13.39	0.23	0.61	0.84	(0.22)	(0.62)	(0.84)
Year Ended August 31, 2015	14.33	0.23	(0.12)	0.11	(0.23)	(0.82)	(1.05)
Year Ended August 31, 2014	13.49	0.25	1.65	1.90	(0.25)	(0.81)	(1.06)
A Shares
Year Ended August 31, 2018	13.67	0.18	0.94	1.12	(0.19)	(0.62)	(0.81)
Year Ended August 31, 2017	13.31	0.17	0.76	0.93	(0.18)	(0.39)	(0.57)
Year Ended August 31, 2016	13.32	0.20	0.60	0.80	(0.19)	(0.62)	(0.81)
Year Ended August 31, 2015	14.27	0.20	(0.13)	0.07	(0.20)	(0.82)	(1.02)
Year Ended August 31, 2014	13.43	0.22	1.65	1.87	(0.22)	(0.81)	(1.03)
C Shares
Year Ended August 31, 2018	13.65	0.07	0.96	1.03	(0.08)	(0.62)	(0.70)
Year Ended August 31, 2017	13.31	0.08	0.74	0.82	(0.09)	(0.39)	(0.48)
Year Ended August 31, 2016	13.31	0.10	0.61	0.71	(0.09)	(0.62)	(0.71)
December 31, 2014(f) through August 31, 2015	13.59	0.10	(0.34)	(0.24)	(0.04)	—	(0.04)

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year, except for Portfolio Turnover.

(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

(e)	During the year ended August 31, 2015, the Investor Class received monies related to a correction of an error. The corresponding impact to the total return, net expenses to average net assets ratio and net investment income to average net assets ratio was 0.14%, (0.18)% and 0.18%, respectively, for Active Core Fund.

(f )	Commencement of operations.

Amounts designated as “—” are $0 or have been rounded to $0.

				Ratios/Supplemental Data:(b)
Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(a)		Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Gross Expenses to Average Net Assets(c)	Portfolio Turnover(d)

$14.04	8.46%		$5,340	1.07%		1.32%		1.32%	37%
13.72	7.24%		5,275	0.98%		1.28%		1.37%	55%
13.35	6.36%		7,921	0.88%		1.52%		1.52%	69%
13.38	0.59	%(e)	11,490	0.74	%(e)	1.57	%(e)	1.70%	60%
14.29	14.40%		12,019	0.93%		1.52%		1.67%	62%

14.08	8.70%		46,738	0.81%		1.57%		1.07%	37%
13.76	7.50%		46,101	0.73%		1.52%		1.12%	55%
13.39	6.62%		53,077	0.62%		1.79%		1.27%	69%
13.39	0.63%		52,775	0.71%		1.61%		1.45%	60%
14.33	14.65%		56,056	0.68%		1.78%		1.42%	62%

13.98	8.41%		1,496	1.17%		1.22%		1.17%	37%
13.67	7.20%		1,518	0.98%		1.28%		1.22%	55%
13.31	6.33%		1,391	0.87%		1.57%		1.37%	69%
13.32	0.32%		421	0.99%		1.34%		1.58%	60%
14.27	14.42%		243	0.93%		1.50%		1.52%	62%

13.98	7.70%		73	1.84%		0.54%		2.07%	37%
13.65	6.32%		75	1.73%		0.57%		2.12%	55%
13.31	5.61%		67	1.62%		0.78%		2.27%	69%

13.31	(1.80)%		55	1.86%		0.45%		2.60%	60%

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:				Less Dividends From:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions
Mid Cap Core Equity Fund
Investor Shares
Year Ended August 31, 2018	$10.33	$0.05	(f)	$1.57	$1.62	$(0.05)	$—	$(0.05)
December 30, 2016(e) through August 31, 2017	10.00	0.07		0.32	0.39	(0.06)	—	(0.06)
Institutional Shares
Year Ended August 31, 2018	10.36	0.08	(f)	1.57	1.65	(0.09)	—	(0.09)
December 30, 2016(e) through August 31, 2017	10.00	0.04		0.34	0.38	(0.02)	—	(0.02)
A Shares
Year Ended August 31, 2018	10.39	0.05	(f)	1.58	1.63	(0.05)	—	(0.05)
December 30, 2016(e) through August 31, 2017	10.00	0.02		0.37	0.39	—	—	—
C Shares
Year Ended August 31, 2018	10.28	—	(f)	1.40	1.40	—	—	—
December 30, 2016(e) through August 31, 2017	10.00	0.02		0.26	0.28	—	—	—

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year, except for Portfolio Turnover.

(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

(e)	Commencement of operations.

(f)	Calculated using average shares.

Amounts designated as “—” are $0 or have been rounded to $0.

			Ratios/Supplemental Data:(b)
Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(a)	Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Gross Expenses to Average Net Assets(c)	Portfolio Turnover(d)

$11.90	15.67%	$624	1.06%	0.45%	5.32%	74%

10.33	3.84%	185	1.06%	0.72%	16.40%	45%

11.92	15.97%	1,355	0.81%	0.73%	7.35%	74%

10.36	3.84%	1,610	0.81%	0.81%	9.65%	45%

11.97	15.68%	364	1.06%	0.46%	6.24%	74%

10.39	3.90%	62	1.06%	0.45%	14.98%	45%

11.68	13.62%	—	1.81%	—%	27.23%	74%

10.28	2.80%	253	1.81%	3.73%	25.73%	45%

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:				Less Dividends From:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions
Opportunistic Fund
Investor Shares
Year Ended August 31, 2018	$14.90	$0.04	(e)	$1.28	$1.32	$(0.04)	$(0.75)	$(0.79)
Year Ended August 31, 2017	12.86	(0.02)		2.08	2.06	(0.02)	—	(0.02)
Year Ended August 31, 2016	13.66	0.03		(0.47)	(0.44)	(0.02)	(0.34)	(0.36)
Year Ended August 31, 2015	13.85	(0.02)		0.21	0.19	—	(0.38)	(0.38)
Year Ended August 31, 2014	12.85	(0.01)		1.71	1.70	—	(0.70)	(0.70)
Institutional Shares
Year Ended August 31, 2018	15.05	0.08	(e)	1.30	1.38	(0.07)	(0.75)	(0.82)
Year Ended August 31, 2017	12.99	0.03		2.08	2.11	(0.05)	—	(0.05)
Year Ended August 31, 2016	13.78	0.06		(0.47)	(0.41)	(0.04)	(0.34)	(0.38)
Year Ended August 31, 2015	13.95	(0.01)		0.23	0.22	(0.01)	(0.38)	(0.39)
Year Ended August 31, 2014	12.91	0.02		1.74	1.76	(0.02)	(0.70)	(0.72)
A Shares
Year Ended August 31, 2018	14.95	0.04	(e)	1.28	1.32	(0.04)	(0.75)	(0.79)
Year Ended August 31, 2017	12.90	(0.01)		2.07	2.06	(0.01)	—	(0.01)
Year Ended August 31, 2016	13.70	0.03		(0.47)	(0.44)	(0.02)	(0.34)	(0.36)
Year Ended August 31, 2015	13.89	(0.02)		0.21	0.19	—	(0.38)	(0.38)
Year Ended August 31, 2014	12.88	—		1.72	1.72	(0.01)	(0.70)	(0.71)
C Shares
Year Ended August 31, 2018	14.65	(0.08	)(e)	1.25	1.17	—	(0.75)	(0.75)
Year Ended August 31, 2017	12.73	(0.02)		1.94	1.92	—	—	—
Year Ended August 31, 2016	13.60	0.01		(0.54)	(0.53)	—	(0.34)	(0.34)
December 31, 2014(f) through August 31, 2015	13.60	(0.01)		0.01	—	—	—	—

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year, except for Portfolio Turnover.

(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

(e)	Calculated using average shares.

(f)	Commencement of operations.

Amounts designated as “-“ are $0 or have been rounded to $0.

				Ratios/Supplemental Data:(b)
Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(a)	Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Gross Expenses to Average Net Assets(c)	Portfolio Turnover(d)

$15.43	9.08%	$2,097	1.64%	0.25%	1.85%	157%
14.90	15.99%	3,009	1.60%	(0.10)%	1.81%	227%
12.86	(3.33)%	2,451	1.45%	0.22%	1.66%	266%
13.66	1.35%	1,292	1.77%	(0.31)%	2.49%	249%
13.85	13.32%	1,409	1.87%	(0.15)%	2.48%	276%

15.61	9.45%	45,659	1.35%	0.55%	1.60%	157%
15.05	16.27%	38,266	1.31%	0.18%	1.56%	227%
12.99	(3.03)%	33,056	1.16%	0.45%	1.41%	266%
13.78	1.55%	23,034	1.52%	(0.03)%	2.31%	249%
13.95	13.76%	12,831	1.57%	0.16%	2.23%	276%

15.48	9.09%	2,032	1.63%	0.26%	1.70%	157%
14.95	15.96%	2,321	1.56%	(0.06)%	1.66%	227%
12.90	(3.29)%	2,275	1.41%	0.17%	1.51%	266%
13.70	1.34%	3,400	1.77%	(0.31)%	2.33%	249%
13.89	13.42%	4,851	1.82%	(0.10)%	2.33%	276%

15.07	8.22%	598	2.41%	(0.52)%	2.60%	157%
14.65	15.08%	573	2.34%	(0.84)%	2.56%	227%
12.73	(3.99)%	442	2.18%	(0.55)%	2.41%	266%

13.60	0.00%	186	2.52%	(0.85)%	3.42%	249%

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:				Less Dividends From:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Return of Capital
World Energy Fund
Investor Shares
Year Ended August 31, 2018	$8.06	$0.06	(f)	$1.41	$1.47	$(0.04)	$—	$—
Year Ended August 31, 2017	8.63	0.08		(0.58)	(0.50)	(0.06)	—	(0.01)
Year Ended August 31, 2016	8.58	0.10		0.04	0.14	(0.09)	—	—
Year Ended August 31, 2015	11.61	0.07		(2.98)	(2.91)	(0.06)	(0.06)	—
February 4, 2014(e) through August 31, 2014	10.00	0.06		1.59	1.65	(0.04)	—	—
Institutional Shares
Year Ended August 31, 2018	8.07	0.09	(f)	1.42	1.51	(0.07)	—	—
Year Ended August 31, 2017	8.65	0.11		(0.59)	(0.48)	(0.08)	—	(0.02)
Year Ended August 31, 2016	8.59	0.12		0.05	0.17	(0.11)	—	—
Year Ended August 31, 2015	11.62	0.10		(2.98)	(2.88)	(0.08)	(0.07)	—
February 4, 2014(e) through August 31, 2014	10.00	0.07		1.59	1.66	(0.04)	—	—
A Shares
Year Ended August 31, 2018	8.06	0.07	(f)	1.41	1.48	(0.05)	—	—
Year Ended August 31, 2017	8.63	0.09		(0.59)	(0.50)	(0.06)	—	(0.01)
Year Ended August 31, 2016	8.59	0.10		0.03	0.13	(0.09)	—	—
Year Ended August 31, 2015	11.61	0.08		(2.98)	(2.90)	(0.06)	(0.06)	—
February 4, 2014(e) through August 31, 2014	10.00	0.06		1.59	1.65	(0.04)	—	—
C Shares
Year Ended August 31, 2018	8.00	—	(f)	1.40	1.40	(0.01)	—	—
Year Ended August 31, 2017	8.57	0.02		(0.58)	(0.56)	(0.01)	—	—
Year Ended August 31, 2016	8.53	0.05		0.03	0.08	(0.04)	—	—
Year Ended August 31, 2015	11.58	0.04		(3.00)	(2.96)	(0.03)	(0.06)	—
February 4, 2014(e) through August 31, 2014	10.00	0.04		1.56	1.60	(0.02)	—	—

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year, except for Portfolio Turnover.

(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

(e)	Commencement of operations.

(f)	Calculated using average shares.

Amounts designated as “—” are $0 or have been rounded to $0.

				Ratios/Supplemental Data:(b)
Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(a)	Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Gross Expenses to Average Net Assets(c)	Portfolio Turnover(d)

$(0.04)	$9.49	18.27%	$7,964	1.39%	0.66%	1.56%	130%
(0.07)	8.06	(5.87)%	9,316	1.33%	0.90%	1.53%	103%
(0.09)	8.63	1.66%	10,177	1.29%	1.22%	1.55%	150%
(0.12)	8.58	(25.17)%	6,419	1.28%	0.85%	1.71%	167%

(0.04)	11.61	16.51%	5,234	1.06%	1.19%	1.51%	71%

(0.07)	9.51	18.71%	37,696	1.12%	0.97%	1.31%	130%
(0.10)	8.07	(5.69)%	25,809	1.01%	1.24%	1.28%	103%
(0.11)	8.65	2.09%	26,214	0.96%	1.48%	1.30%	150%
(0.15)	8.59	(24.96)%	28,873	1.00%	1.15%	1.46%	167%

(0.04)	11.62	16.66%	21,322	0.81%	1.41%	1.26%	71%

(0.05)	9.49	18.37%	6,302	1.34%	0.72%	1.41%	130%
(0.07)	8.06	(5.84)%	6,836	1.26%	0.96%	1.38%	103%
(0.09)	8.63	1.59%	8,644	1.22%	1.26%	1.40%	150%
(0.12)	8.59	(25.07)%	11,901	1.26%	0.88%	1.56%	167%

(0.04)	11.61	16.49%	9,134	1.06%	1.14%	1.36%	71%

(0.01)	9.39	17.51%	6,115	2.11%	(0.05)%	2.31%	130%
(0.01)	8.00	(6.59)%	6,131	2.01%	0.23%	2.28%	103%
(0.04)	8.57	0.99%	7,726	1.97%	0.52%	2.30%	150%
(0.09)	8.53	(25.68)%	7,217	2.04%	0.09%	2.46%	167%

(0.02)	11.58	16.01%	5,073	1.81%	0.36%	2.26%	71%

Report of Independent Registered Public Accounting Firm

August 31, 2018

To the Shareholders and Board of Trustees of

Cavanal Hill Funds:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Funds listed in the Appendix (individually a “Fund”, and collectively the “Funds”) including the schedules of portfolio investments, as of August 31, 2018, the related statements of operations, the statements of changes in net assets, and the related notes (collectively, the financial statements) and the financial highlights for the years or periods listed in the Appendix. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2018, the results of its operations, the changes in its net assets, and the financial highlights for the years or periods listed in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2018, by correspondence with custodians and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Cavanal Hill Funds investment companies since 1990.

Columbus, Ohio
October 26, 2018

Appendix

Fund	Financial Statement	Period

U.S Treasury Fund
	Statement of Operations	Year ended August 31, 2018.
	Statements of Changes in Net Assets	Two years ended August 31, 2018.
	Financial Highlights	Five years ended August 31, 2018.

Government Securities Money Market Fund
	Statement of Operations	Year ended August 31, 2018.
	Statements of Changes in Net Assets	Two years ended August 31, 2018.
	Financial Highlights	Five years ended August 31, 2018.

Limited Duration Fund
	Statement of Operations	Year ended August 31, 2018.
	Statements of Changes in Net Assets	Two years ended August 31, 2018.
	Financial Highlights	Five years ended August 31, 2018.

Moderate Duration Fund
	Statement of Operations	Year ended August 31, 2018.
	Statements of Changes in Net Assets	Two years ended August 31, 2018.
	Financial Highlights	Five years ended August 31, 2018.

Bond Fund
	Statement of Operations	Year ended August 31, 2018.
	Statements of Changes in Net Assets	Two years ended August 31, 2018.
	Financial Highlights	Five years ended August 31, 2018.

Strategic Enhanced Yield Fund
	Statement of Operations	For the period December 26, 2017 (commencement of operations) through August 31, 2018.
	Statement of Changes in Net Assets	For the period December 26, 2017 (commencement of operations) through August 31, 2018.
	Financial Highlights	For the period December 26, 2017 (commencement of operations) through August 31, 2018.

Ultra Short Tax-Free Income Fund
	Statement of Operations	For the period December 26, 2017 (commencement of operations) through August 31, 2018.
	Statement of Changes in Net Assets	For the period December 26, 2017 (commencement of operations) through August 31, 2018.
	Financial Highlights	For the period December 26, 2017 (commencement of operations) through August 31, 2018.

Active Core Fund
	Statement of Operations	Year ended August 31, 2018.
	Statements of Changes in Net Assets	Two years ended August 31, 2018.
	Financial Highlights	Five years ended August 31, 2018.

Mid Cap Core Equity Fund
	Statement of Operations	Year ended August 31, 2018.
	Statements of Changes in Net Assets	For the year ended August 31, 2018 and for the period December 30, 2016 (commencement of operations) through August 31, 2017.
	Financial Highlights	For the year ended August 31, 2018 and for the period December 30, 2016 (commencement of operations) through August 31, 2017.

Opportunistic Fund
	Statement of Operations	Year ended August 31, 2018.
	Statements of Changes in Net Assets	Two years ended August 31, 2018.
	Financial Highlights	Five years ended August 31, 2018.

World Energy Fund
	Statement of Operations	Year ended August 31, 2018.
	Statements of Changes in Net Assets	Two years ended August 31, 2018.
	Financial Highlights	Four years ended August 31, 2018 and for the period February 4, 2014 (commencement of operations) through August 31, 2014.

Additional Fund Information (Unaudited)	Continued
August 31, 2018

Notification of Sources of Distributions Pursuant to Rule 19a-1 under the Investment Company Act of 1940:

As noted in the table below, during the fiscal year ending August 31, 2018, certain Funds made distributions to shareholders from net income in excess of that which was earned for book purposes (capital sources).* Distributions are not anticipated to exceed earnings for U.S. income tax purposes. As of August 31, 2018, the sources of these distributions were as follows (amounts represent dollars per share):

	Investor Shares			Institutional Shares			Class A
Fund	Net Income	Capital Sources	Total Distributions	Net Income	Capital Sources	Total Distributions	Net Income	Capital Sources	Total Distributions
Limited Duration Fund	0.19942	0.00601	0.20543	0.22768	0.00687	0.23455	0.20498	0.00618	0.21116
Moderate Duration Fund	0.16015	0.00138	0.16153	0.18997	0.00163	0.19160	0.16415	0.00141	0.16556
Bond Fund	0.19568	0.00681	0.20249	0.21932	0.00763	0.22695	0.19722	0.00686	0.20408
Strategic Enhanced Yield Fund	0.10221	0.00268	0.10489	0.20951	0.00550	0.21501	0.19285	0.00506	0.19791

*	Capital gains and losses from periodic repayment of bond principal are recognized as income for book purposes but, for U.S. income tax purposes, are distributed to shareholders from net capital gains. Final 2018 tax information for the Funds will be mailed to shareholders next year by January 31, 2019. Accordingly, shareholders should not use the information provided in this notice for tax reporting purposes.

Other Federal Income Tax Information:

For the year ended August 31, 2018, a portion of the ordinary income distributions paid by the Funds may be qualified dividend income. The Funds intend to designate the maximum amount allowable. Complete information will be reported in conjunction with the 2018 Form 1099-DIV.

For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended August 31, 2018, qualify for the corporate dividends received deduction for the following Funds:

Fund	Percentage
Active Core Fund	55.08%
Mid Cap Core Equity Fund	100.00%
Opportunistic Fund	21.02%
World Energy Fund	100.00%

For the year ended August 31, 2018, the following Funds paid dividends, a portion of which may be subject to a maximum tax rate of 23.8%:

Fund	Percentage
Active Core Fund	64.97%
Mid Cap Core Equity Fund	100.00%
Opportunistic Fund	24.52%
World Energy Fund	100.00%

The Ultra Short Tax-Free Income Fund designated $41,044 of its income distributions as tax-exempt distributions for the year ended August 31, 2018.

The accompanying table below details distributions designated from long-term capital gains for the following funds for the fiscal year ended August 31, 2018:

Fund*	Amount
Active Core Fund	$2,343,729
Mid Cap Core Equity Fund	345
Opportunistic Fund	678,128

*	Long-term capital gain distributions are subject to a federal tax rate of 20%.

For the year ended August 31, 2018, certain Funds designate the maximum amount allowable but not less than the following amounts as a short-term capital gain dividend in accordance with Section 871(k)(2) and 881(e) of the Internal Revenue Code:

Fund	Amount
Active Core Fund	$2,698
Mid Cap Core Equity Fund	639
Opportunistic Fund	1,675,737

For the year ended August 31, 2018, certain Funds designate the maximum amount allowable but not less than the following amounts as interest-related dividends in accordance with Section 871(k)(1) and 881(e) of the Internal Revenue Code:

Fund	Amount
U.S. Treasury Fund	$9,502,087
Government Securities Money Market Fund	15,654,738
Limited Duration Fund	2,278,075
Moderate Duration Fund	645,477
Bond Fund	2,339,212
Strategic Enhanced Yield Fund	18,194
Active Core Fund	408,844
Mid Cap Core Equity Fund	295
Opportunistic Fund	115,225
World Energy Fund	31,979

Additional Fund Information (Unaudited)	Continued
August 31, 2018

REVIEW AND APPROVAL OF THE FUNDS’ ADVISORY AGREEMENT

The Trust’s investment advisory agreement (the “Advisory Agreement”) with Cavanal Hill Investment Management, Inc. (the “Adviser”) was formally considered and approved by the Board of Trustees at meetings held on July 30-31, 2018. The Trustees reviewed extensive material throughout the year in connection with their consideration of the Advisory Agreement. It was noted that the contractual investment advisory fee had been lowered and the contractual advisory fee waivers had been eliminated in 2016. In connection with such approval, the Trustees, reviewed data produced by an independent provider of mutual fund data (as assembled by the Funds’ sub-administrator) which provided comparisons to industry averages for comparable funds for advisory fees and total fund expenses. The information provided to the Trustees at the meeting also included a report from an independent evaluator of brokerage practices and best execution. The Board was assisted in its review by independent legal counsel, as well as Counsel to the Funds, which provided a memorandum detailing the legal standards for review of the Advisory Agreement. The Board received a detailed presentation by the Adviser, which included a fund-by-fund analysis of performance and profitability. The Board also deliberated outside the presence of management and the Adviser.

In their deliberations, each Trustee attributed different weights to various factors involved in an analysis of whether the Investment Advisory Agreement should be amended and continued, and no factor alone was considered determinative. The Trustees, including a majority of independent Trustees, determined that the overall arrangement between the Trust and the Adviser, as provided in the Advisory Agreement, was fair and reasonable and that the continuance of the Advisory Agreement, as so amended, was in the best interests of each Fund and its shareholders.

The matters addressed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent, and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Board meetings, as well as materials furnished specifically in connection with the annual review process. The Adviser’s senior management and portfolio managers presented information to the Trustees at Board meetings and discussed the Funds’ performance and the Funds’ investment objectives, strategies and outlook. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of investment personnel of the Adviser responsible for the day-to-day management of each Fund. The Trustees also considered the Adviser’s research and portfolio management capabilities, oversight of day-to-day Fund operations, including fund accounting and administration, shareholder communications, regulatory and other reporting, and assistance in meeting legal and regulatory requirements. Materials provided throughout the year covered matters such as compliance of portfolio managers and other management personnel with the code of ethics and the adherence to fair pricing procedures. Consideration was given to the overall performance of the Adviser in light of the economy. The Trustees concluded that the nature, extent, and quality of services under the Advisory Agreement were appropriate and consistent with industry norms.

Investment Performance

Investment performance reports and related financial information for the Funds were discussed throughout the year and were presented in association with the renewal. The Trustees considered performance results of each Fund in absolute terms and relative to each Fund’s peer group as reported by Lipper. One, three, five and ten-year performance data was presented. The Trustees discussed with the Adviser the performance goals and the actual results achieved in managing the Funds as well as the effect of market conditions on the Funds. All share classes of the U.S. Treasury Fund were in the third quartile for the one, three, five and ten-year periods ending May 31, 2018, with the exception of the one and five-year performance of the Institutional share class, which was in the second percentile. April 11, 2018 marked the one-year anniversary of the U.S. Treasury Fund Administrative share class operating without fee waivers. The Government Securities Administrative, Institutional, Premier and Select share classes were in the second quartile for the one, three, five and ten-year periods ending May 31, 2018, with the exception of the ten-year period for the Administrative share class, which was in the third quartile. The Limited Duration Institutional share class was in the second quartile for the one, three, five and ten-year periods ending May 31, 2018. The Limited Duration Investor and A share classes were in the third quartile for the one, three, five and ten-year period ending May 31, 2018. The Moderate Duration Institutional share class was in the top quartile for the one, five and ten-year periods ending May 31, 2018. The Moderate Duration Investor and A share classes were in the second quartile for the one, five and ten-year periods ending May 31, 2018. For the three-year period ended May 31, 2018, the Moderate Duration Institutional share class was in the second quartile and the Investor and A share classes were in the third quartile. For the one-year period ended May 31, 2018, all share classes of the Bond Fund in the second quartile. All share classes of the Bond Fund were in the fourth quartile for the three and five-year periods ended May 31, 2018. For the ten-year period ended May 31, 2018, the performance of the Bond Fund Investor and Institutional share classes was in the third quartile. Performance information was not yet available for the Ultra Short Tax-Free Income or the Strategic Enhanced Yield share classes as neither had a full year of activity as of May 31, 2018. All share classes of the Opportunistic Fund were in the top quartile for the one, three and five-year periods ending May 31, 2018. All share classes of the Active Core were in the second quartile for the one and three-year period ending May 31, 2018. For the five and ten-year period, the Active Core share classes were in the second quartile of the period ending May 31, 2018. The World Energy Institutional share class performance was in the second quartile, with the other share classes in the third quartile for the period ending May 31, 2018. The World Energy Fund’s performance was in line with its Lipper peer group which is the Global Natural Resources peer group. Lipper does not have an Energy category, so consideration is also given to fund performance as compared to the Morningstar Energy category, where it is a 4-star fund. The one-year ending May 31, 2018 performance for the Mid Cap Core Equity share classes was in in the third percentile, other than the C share class, which was in the fourth percentile. Over the years, the Funds have received twelve Lipper Fund Awards in recognition of their outstanding performance. Based on their review, and in light of market conditions, the Trustees were satisfied that the performance of each of the Funds was within an acceptable range.

Additional Fund Information (Unaudited)	Continued
August 31, 2018

Cost of Services and Profits Realized by Cavanal Hill Investment Management, Inc. and its Affiliates

The Trustees also considered peer group comparable information with respect to the investment advisory fees charged by the Adviser to each of the Funds. Information on voluntary fee waivers was presented and considered. The Trustees reviewed administration, custody and distributor fees received, respectively, by the Adviser and its affiliates, BOKF, NA and Cavanal Hill Distributors, Inc. and selling agreement fees earned by BOKF, NA and BOKFS, Inc. The Trustees also considered the fallout benefits to the Adviser of soft dollars based on presentations to the Board. The Trustees also reviewed profitability information provided by the Adviser with respect to investment advisory, administration, distribution and custody services to each Fund. The Trustees recognized that the data presented was not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and were calculated using an allocation methodology developed by the Adviser. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Funds, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In reviewing and discussing such analysis, management discussed with the Trustees its belief that costs incurred in establishing and maintaining the infrastructure necessary to support mutual fund operations conducted by the Adviser affect the expenses allocated to the Funds in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Trustees also took into account the need to meet regulatory and compliance requirements resulting from the Sarbanes-Oxley Act, SEC and other regulatory requirements. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts, because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, and numerous assumptions regarding allocations. However, the Lipper peer group report reflected that investment advisory fees charged by the Adviser were generally in line with median fees. With the exception of the Opportunistic Fund, the investment advisory fees, net of waivers and expenses, with respect to the Funds, were below the median for all fund classes. The Trustees analyzed the fees paid to the Adviser in light of performance and the services provided, and in light of profitability to the Adviser. Based on their review, the Trustees concluded that the fees paid to, and the profitability of, Cavanal Hill Investment Management, Inc. under the Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

Economies of Scale

Finally, the Trustees considered whether fee levels reflect economies of scale and whether economies of scale would be produced by the growth of the Trust’s assets. The Trustees concluded that the Funds had not yet attained sufficient size to realize material economies of scale. The Trustees further concluded that current asset levels of the Funds did not warrant formal contractual breakpoints. The Trustees determined that their review of potential economies of scale supported their decision to approve the Advisory Agreement.

Additional Fund Information (Unaudited)	Continued
August 31, 2018

U.S. Treasury Fund:

Security Allocation	Percentage of Net Assets
U.S. Treasury Obligations	47.3%
Repurchase Agreements	52.1%
Investment Companies	0.7%
Liabilities in excess of other assets	(0.1)%
Total	100.0%

Government Securities Money Market Fund:

Security Allocation	Percentage of Net Assets
U.S. Government Agency Securities	24.6%
U.S. Treasury Obligations	33.5%
Repurchase Agreements	38.5%
Investment Companies	3.5%
Liabilities in excess of other assets	(0.1)%
Total	100.0%

Limited Duration Fund:

Security Allocation	Percentage of Net Assets
Asset Backed Securities	11.1%
Mortgage Backed Securities	43.1%
Corporate Bonds	15.8%
Taxable Municipal Bonds	2.7%
U.S. Treasury Obligations	23.5%
Investment in Affiliates	3.5%
Liabilities in excess of other assets	0.3%
Total	100.0%

Moderate Duration Fund:

Security Allocation	Percentage of Net Assets
Asset Backed Securities	4.2%
Mortgage Backed Securities	28.5%
Corporate Bonds	20.5%
Taxable Municipal Bonds	10.2%
U.S. Government Agency Securities	8.0%
U.S. Treasury Obligations	24.8%
Investment in Affiliates	3.6%
Other assets in excess of liabilities	0.2%
Total	100.0%

Bond Fund:

Security Allocation	Percentage of Net Assets
Asset Backed Securities	1.6%
Mortgage Backed Securities	26.4%
Corporate Bonds	15.1%
Taxable Municipal Bonds	12.7%
U.S. Government Agency Securities	9.4%
U.S. Treasury Obligations	31.8%
Investment in Affiliates	2.7%
Other assets in excess of liabilities	0.3%
Total	100.0%

Strategic Enhanced Yield Fund:

Security Allocation	Percentage of Net Assets
Asset Backed Securities	15.8%
Mortgage Backed Securities	39.8%
Corporate Bonds	6.0%
U.S. Treasury Obligations	30.8%
Investment in Affiliates	9.4%
Liabilities in excess of other assets	(1.8)%
Total	100.0%

Ultra Short Tax-Free Income Fund:

Security Allocation	Percentage of Net Assets
Municipal Bonds	103.4%
Investment in Affiliates	0.7%
Liabilities in excess of other assets	(4.1)%
Total	100.0%

Active Core Fund:

Security Allocation	Percentage of Net Assets
Common Stocks	50.4%
Asset Backed Securities	1.5%
Mortgage Backed Securities	10.1%
Corporate Bonds	6.4%
Taxable Municipal Bonds	5.3%
U.S. Government Agency Securities	3.5%
U.S. Treasury Obligations	13.8%
Investment Companies	6.0%
Investment in Affiliates	2.7%
Other assets in excess of liabilities	0.3%
Total	100.0%

Mid Cap Core Equity Fund:

Security Allocation	Percentage of Net Assets
Common Stocks	95.6%
Investment in Affiliates	2.7%
Other assets in excess of liabilities	1.7%
Total	100.0%

Opportunistic Fund:

Security Allocation	Percentage of Net Assets
Common Stocks	72.9%
Corporate Bonds	21.3%
U.S. Treasury Obligations	1.9%
Investment in Affiliates	3.7%
Other assets in excess of liabilities	0.2%
Total	100.0%

World Energy Fund:

Security Allocation	Percentage of Net Assets
Common Stocks	91.1%
Corporate Bonds	5.4%
Investment Companies	1.8%
Investment in Affiliates	1.5%
Other assets in excess of liabilities	0.2%
Total	100.0%

Additional Fund Information (Unaudited)	Continued
August 31, 2018

Trustees and Officers of Cavanal Hill Funds

The following table sets forth certain information about each of the Trust’s Officers.

Name and Age	Position(s) Held with the Trust	Term of Office; and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held By Trustee
Joel B. Engle (1965)	Treasurer	Indefinite, 1/17 — Present	From 2007 to present, SVP of Citi Fund Services Ohio, Inc.	N/A	N/A

James L. Huntzinger (1950)	President, Assistant Secretary	Indefinite, 6/08 — Present	From 2002 to present, Chief Investment Officer for BOK Financial	N/A	N/A

Charles Booth (1960)	Chief Compliance Officer, Anti- Money Laundering Officer and Disaster Recovery Plan Business Operations Manager	Indefinite, 5/15 — Present	From 2007 to present, Director of Citi Fund Services Ohio, Inc., CCO Services. From 1988 to present, Account Manager, Manager of Financial Administration, SVP of Compliance of Citi Fund Services Ohio, Inc.	N/A	N/A

Cheryl Briggs (1960)	Assistant Vice President and Secretary	Indefinite 4/15 — Present	From March 2015 to present, Officer, Cavanal Hill Funds Administrator. From November 2008 to March 2015, Executive Assistant for Institutional Wealth Management at BOKF	N/A	N/A

For interested officers, Mr. Huntzinger and Ms. Briggs positions held with affiliated persons or principal underwriters of the Trust are provided above. For interested Trustees, the information is listed in the following table:

Name	Positions Held With Affiliated Persons Or Principal Underwriters Of The Funds
Scott Grauer (1964)	BOK Financial, Executive Vice President, Wealth Management Division; BOKFS, Chief Executive Officer. Mr. Grauer is also Chairman of the Board of BOKFS, Cavanal Hill Investment Management, Inc. and affiliated advisers, MBM and The Milestone Group and serves in an officer capacity or as a member of the board for other BOK Financial subsidiaries.

The following table sets forth certain information about each of the Trust’s Trustees.

Additional Fund Information (Unaudited)	Continued
August 31, 2018

Trustees and Officers of Cavanal Hill Funds

Name and Age	Position(s) Held with the Trust	Term of Office; and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held By Trustee During The Past 5 Years*
Independent Trustees:
William H. Wilson Jr. (1958)	Trustee, Chairman	Indefinite, 5/08—Present	Ownership interest and/or executive positions with Sage Partners and Lonestar Ecology	11	None

Jennifer Wheeler (1972)	Trustee	Indefinite, 11/16—Present	Counsel to the American Fidelity Insurance Company	11	N/A

Interested Trustees:

Scott Grauer** (1964)	Trustee	Indefinite, 1/10—Present	From July 2008 to present, Executive Vice President, Wealth Management Division, BOK Financial; from 1991 to present, CEO, BOKFS, Inc.	11	None

*	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

**	Mr. Grauer is treated by the Funds as an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds. Mr. Grauer is an “interested person” because he is an Executive Vice President of BOK Financial, the indirect parent of Cavanal Hill Investment Management, Inc. and the Chief Investment Officer of BOKFS, Inc., the distributor of the Trust. Mr. Grauer is also Chairman of the Board of BOKFS, Cavanal Hill Investment Management, Inc. and affiliated advisers, MBM and The Milestone Group and serves in an officer capacity as a member of the board for other BOK Financial subsidiaries.

The Funds’ Statement of Additional Information includes additional information about the Trustees and Officers. The Statement of Additional Information may be obtained by calling 1-800-762-7085.

Additional Fund Information (Unaudited)	Continued
August 31, 2018

As a shareholder of the Cavanal Hill Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; and exchange fees; (2) ongoing costs, including management fees; distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Cavanal Hill Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2018 through August 31, 2018.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 3/1/18	Ending Account Value 8/31/18	Expenses Paid During Period 3/1/18 - 8/31/18	Expense Ratio During Period* 3/1/18 - 8/31/18
U.S. Treasury Fund[1]
Administrative Shares	$1,000.00	$1,005.40	$3.44	0.68%
Service Shares	1,000.00	1,006.90	1.92	0.38%
Institutional Shares	1,000.00	1,007.50	1.32	0.26%
Select Shares	1,000.00	1,007.90	0.91	0.18%
Government Securities Money Market Fund[1]
Administrative Shares	1,000.00	1,006.00	2.88	0.57%
Institutional Shares	1,000.00	1,007.50	1.42	0.28%
Select Shares	1,000.00	1,007.90	1.01	0.20%
Premier Shares	1,000.00	1,007.70	1.27	0.25%
Limited Duration Fund[1]
Investor Shares	1,000.00	1,009.00	3.95	0.78%
Institutional Shares	1,000.00	1,010.60	2.38	0.47%
A Shares	1,000.00	1,009.40	3.65	0.72%
Moderate Duration Fund[1]
Investor Shares	1,000.00	1,009.40	5.57	1.10%
Institutional Shares	1,000.00	1,010.80	4.05	0.80%
A Shares	1,000.00	1,009.60	5.37	1.06%
Bond Fund[1]
Investor Shares	1,000.00	1,011.20	3.90	0.77%
Institutional Shares	1,000.00	1,012.60	2.54	0.50%
A Shares	1,000.00	1,010.20	3.80	0.75%
Strategic Enhanced Yield Fund[1]
Investor Shares	1,000.00	1,026.70	5.16	1.01%
Institutional Shares	1,000.00	1,023.20	3.88	0.76%
A Shares	1,000.00	1,020.90	5.14	1.01%
Ultra Short Tax-Free Income Fund[1]
Investor Shares	1,000.00	1,002.40	4.09	0.81%
Institutional Shares	1,000.00	1,005.00	2.83	0.56%
A Shares	1,000.00	1,001.00	4.09	0.81%
Active Core Fund[1]
Investor Shares	1,000.00	1,038.90	5.14	1.00%
Institutional Shares	1,000.00	1,040.00	3.81	0.74%
A Shares	1,000.00	1,038.30	6.17	1.20%
C Shares	1,000.00	1,035.20	9.23	1.80%
Mid Cap Core Equity Fund[1]
Investor Shares	1,000.00	1,080.70	5.56	1.06%
Institutional Shares	1,000.00	1,081.60	4.25	0.81%
A Shares	1,000.00	1,080.10	5.56	1.06%
C Shares	1,000.00	1,067.60	9.43	1.81%
Opportunistic Fund[1]
Investor Shares	1,000.00	1,036.10	7.60	1.48%
Institutional Shares	1,000.00	1,038.60	6.11	1.19%
A Shares	1,000.00	1,036.20	7.65	1.49%
C Shares	1,000.00	1,032.20	11.63	2.27%
World Energy Fund[1]
Investor Shares	1,000.00	1,101.70	6.67	1.26%
Institutional Shares	1,000.00	1,102.30	5.46	1.03%
A Shares	1,000.00	1,102.30	6.57	1.24%
C Shares	1,000.00	1,096.90	10.62	2.01%

1	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

*	Annualized.

Additional Fund Information (Unaudited)	Concluded
August 31, 2018

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each of the Cavanal Hill Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/18	Ending Account Value 8/31/18	Expenses Paid During Period 3/1/18 - 8/31/18	Expense Ratio During Period* 3/1/18 - 8/31/18
U.S. Treasury Fund[1]
Administrative Shares	$1,000.00	$1,021.78	$3.47	0.68%
Service Shares	1,000.00	1,023.29	1.94	0.38%
Institutional Shares	1,000.00	1,023.89	1.33	0.26%
Select Shares	1,000.00	1,024.30	0.92	0.18%
Government Securities Money Market Fund[1]
Administrative Shares	1,000.00	1,022.33	2.91	0.57%
Institutional Shares	1,000.00	1,023.79	1.43	0.28%
Select Shares	1,000.00	1,024.20	1.02	0.20%
Premier Shares	1,000.00	1,023.95	1.28	0.25%
Limited Duration Fund[1]
Investor Shares	1,000.00	1,021.27	3.97	0.78%
Institutional Shares	1,000.00	1,022.84	2.40	0.47%
A Shares	1,000.00	1,021.58	3.67	0.72%
Moderate Duration Fund[1]
Investor Shares	1,000.00	1,019.66	5.60	1.10%
Institutional Shares	1,000.00	1,021.17	4.08	0.80%
A Shares	1,000.00	1,019.86	5.40	1.06%
Bond Fund[1]
Investor Shares	1,000.00	1,021.32	3.92	0.77%
Institutional Shares	1,000.00	1,022.68	2.55	0.50%
A Shares	1,000.00	1,021.42	3.82	0.75%
Strategic Enhanced Yield Fund[1]
Investor Shares	1,000.00	1,020.11	5.14	1.01%
Institutional Shares	1,000.00	1,021.37	3.87	0.76%
A Shares	1,000.00	1,020.11	5.14	1.01%
Ultra Short Tax-Free Income Fund[1]
Investor Shares	1,000.00	1,021.12	4.13	0.81%
Institutional Shares	1,000.00	1,022.38	2.85	0.56%
A Shares	1,000.00	1,021.12	4.13	0.81%
Active Core Fund[1]
Investor Shares	1,000.00	1,020.16	5.09	1.00%
Institutional Shares	1,000.00	1,021.48	3.77	0.74%
A Shares	1,000.00	1,019.16	6.11	1.20%
C Shares	1,000.00	1,016.13	9.15	1.80%
Mid Cap Core Equity Fund[1]
Investor Shares	1,000.00	1,019.86	5.40	1.06%
Institutional Shares	1,000.00	1,021.12	4.13	0.81%
A Shares	1,000.00	1,019.86	5.40	1.06%
C Shares	1,000.00	1,016.08	9.20	1.81%
Opportunistic Fund[1]
Investor Shares	1,000.00	1,017.74	7.53	1.48%
Institutional Shares	1,000.00	1,019.21	6.06	1.19%
A Shares	1,000.00	1,017.69	7.58	1.49%
C Shares	1,000.00	1,013.76	11.52	2.27%
World Energy Fund[1]
Investor Shares	1,000.00	1,018.85	6.41	1.26%
Institutional Shares	1,000.00	1,020.01	5.24	1.03%
A Shares	1,000.00	1,018.95	6.31	1.24%
C Shares	1,000.00	1,015.07	10.21	2.01%

1	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

*	Annualized.

Ann-08/18

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is William H. Wilson Jr. who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	2018	2017
(a) Audit Fees	$146,800	$140,150
(b) Audit-Related Fees	$44,600	$40,487
(c) Tax Fees*	$53,970	$50,145
(d) All Other Fees	$ -	$ -

*Related to preparation of federal income, excise tax returns, state tax return and review of capital gain distribution calculations.

4(e)(1)

The Audit Committee may pre-approve at any regularly scheduled Audit Committee meeting audit, audit-related, tax and other non-audit services to be rendered or that may be rendered by the Auditor to the Funds and certain non-audit services to be rendered by the Auditor to the Advisor which require pre-approval by the Audit Committee. In connection with such pre-approvals, the Auditor, or a Fund officer, with the assistance of the Auditor, shall provide the Audit Committee with a report containing information about each type of service to be pre-approved at the meeting.

4(e)(2)

2018 – 0%

2017 – 0%

4(f) Not Applicable

4(g)

2018 – $98,570

2017 – $90,632

4(h) Not Applicable

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a) The schedules of investments are included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Nomination Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Cavanal Hill Funds

By (Signature and Title)*	/s/ James L. Huntzinger
James L. Huntzinger, President (Principal Executive Officer)

Date   10/29/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James L. Huntzinger
James L. Huntzinger, President (Principal Executive Officer)

Date   10/29/2018

By (Signature and Title)*	/s/ Joel B. Engle
Joel B. Engle, Treasurer (Principal Financial Officer)

Date   10/29/2018